March 30, 2006

STATEMENT OF ADDITIONAL INFORMATION

SMITH BARNEY MASSACHUSETTS MUNICIPALS FUND

125 Broad Street

New York, New York 10004

(800) 451-2010

This Statement of Additional Information (“SAI”) is not a prospectus and is meant to be read in conjunction with the prospectus of Smith Barney Massachusetts Municipals Fund (the “fund”) dated March 30, 2006, as amended or supplemented from time to time (the “prospectus”), and is incorporated by reference in it entirety into the prospectus. It is intended to provide more detailed information about the fund as well as matters already discussed in the prospectus. Additional information about the fund’s investments is available in the fund’s annual report to shareholders, which is incorporated herein by reference. The prospectus and copies of the reports may be obtained free of charge by contacting a Smith Barney Financial Advisor, a broker/dealer, financial intermediary or financial institution (each called a “Service Agent”) or by writing or calling the fund at the address or telephone number above.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The following policies and restrictions supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or restriction states a maximum percentage of the fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund’s investment policies and restrictions.

The prospectus discusses the fund’s investment objective and the policies it employs to achieve that objective. The following discussion supplements the description of the fund’s investment policies in the prospectus. For purposes of this SAI, obligations of non-Massachusetts municipal issuers that pay interest that is excluded from gross income for federal income tax purposes (“Non-Massachusetts municipal securities”) and obligations of The Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities (together with certain other municipal issuers such as Puerto Rico, the United States Virgin Islands and Guam) that pay interest that is excluded from gross income for federal income tax purposes and exempt from Massachusetts personal income taxes (“Massachusetts municipal securities”), are collectively referred to as “Exempt Obligations.”

As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of its assets, (net assets plus any borrowings for investment purposes) in Massachusetts municipal securities, or other investments with similar economic characteristics, the income from which is exempt from regular federal and Massachusetts personal income taxes. This policy may not change without shareholder approval. The fund considers any investments in Massachusetts municipal securities that pay interest subject to the federal alternative minimum tax (“AMT”) as part of the 80% of the fund’s assets that must be invested in Massachusetts municipal securities. The fund may invest up to 20% of its assets in non-Massachusetts municipal securities.

Smith Barney Fund Management LLC (“SBFM” or the “manager”) serves as investment manager to the fund.

Non-Diversified Classification.    The fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), which means the fund is not limited by the 1940 Act in the proportion of its assets it may invest in the obligations of a single issuer. The fund intends to conduct its operations, however, so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”), which will relieve the fund of any liability for the federal income tax and Massachusetts corporate excise tax, as applicable, to the extent its earnings are distributed to shareholders. To qualify as a regulated investment company, the fund will, among other things, limit its investments so that, at the close of each quarter of the taxable year (a) not more than 25% of the market value of the fund’s total assets will be invested in the securities of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer.

As a result of the fund’s non-diversified status, an investment in the fund may present greater risks to investors than an investment in a diversified fund. The investment return on a non-diversified fund typically is dependent upon the performance of a smaller number of securities relative to the number of securities held in a diversified fund. The fund’s assumption of large positions in the obligations of a small number of issuers will affect the value of its portfolio to a greater extent than that of a diversified fund in the event of changes in the financial condition, or in the market’s assessment, of the issuers.

The identification of the issuer of Exempt Obligations generally depends upon the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and only the assets and revenues of such entity back the security, such entity would be deemed to be the sole issuer. Similarly, in the case of a private activity bond, if only the assets and revenues of the non-governmental user back that bond, then such non-governmental user is deemed to be the sole issuer. If in either case, however, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Use of Ratings as Investment Criteria.    In general, the ratings of Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Service (“S&P”) and other nationally recognized statistical ratings organizations (“NRSROs”) represent the opinions of those agencies as to the quality of the Exempt Obligations and short-term investments which they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the fund as initial criteria for the selection of portfolio securities, but the fund also will rely upon the independent advice of the manager to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. To the extent the fund invests in lower-rated and comparable unrated securities, the fund’s achievement of its investment objective may be more dependent on the manager’s credit analysis of such securities than would be the case for a portfolio consisting entirely of higher-rated securities. Appendix C contains information concerning the ratings of Moody’s and S&P and their significance.

Subsequent to its purchase by the fund, an issue of Exempt Obligations may cease to be rated or its rating may be reduced below the rating given at the time the securities were acquired by the fund. Neither event will require the sale of such Exempt Obligations by the fund, but the manager will consider such event in its determination of whether the fund should continue to hold the Exempt Obligations. To the extent the ratings change as a result of changes in such organizations or their rating systems or due to a corporate restructuring of Moody’s, S&P or any other NRSRO, the fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

The fund may invest up to 25% of its total assets in municipal securities rated below investment grade (i.e., lower than Baa, MIG 3 or Prime-1 by Moody’s or BBB, SP-2 or A-1 by S&P), or have the equivalent rating by any other NRSRO, or in unrated municipal securities deemed to be of comparable quality by the manager. These securities, commonly referred to as “junk bonds,” (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. Securities rated as low as C by Moody’s or D by S&P or having an equivalent rating by any other NRSRO are extremely speculative and may be in actual default of interest and/or principal payments.

While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain low-rated and comparable unrated municipal securities also tend to be more sensitive than higher-rated securities to short-term corporate and industry developments and changes in economic conditions (including recession) in specific regions or localities or among specific types of issuers. In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of low-rated and comparable unrated securities to service their payment obligations, meet projected goals or obtain additional financing may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

While the market for municipal securities is considered generally to be adequate, the existence of limited markets for particular low-rated and comparable unrated securities may diminish the fund’s ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets. The market for certain low-rated and comparable unrated securities has not fully weathered a major economic recession. Any such economic downturn could adversely affect the value of such securities and the ability of the issuers of these securities to repay principal and pay interest thereon.

Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the fund. If an issuer exercises these rights during periods of declining interest rates, the fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the fund.

Because many issuers of Massachusetts municipal securities may choose not to have their obligations rated, it is possible that a large portion of the fund’s portfolio may consist of unrated obligations. Unrated obligations are not necessarily of lower quality than rated obligations, but to the extent the fund invests in unrated obligations, the fund will be more reliant on the manager’s judgment, analysis and experience than would be the case if the fund invested only in rated obligations.

Maturity of Obligations Held by the Fund.    The fund’s average weighted maturity will vary from time to time based on the judgment of the manager. The fund intends to focus on intermediate and long-term obligations, generally with maturities at the time of purchase of from three to more than twenty years.

Exempt Obligations.    Exempt Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Notes are short-term obligations of issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Exempt Obligations bear fixed, floating and variable rates of interest, and variations exist in the security of Exempt Obligations, both within a particular classification and between classifications.

The yields on, and values of, Exempt Obligations depend on a variety of factors, including general economic and monetary conditions, conditions in the Exempt Obligation markets, size of a particular offering, maturity of the obligation and rating of the issue. Consequently, Exempt Obligations with the same maturity, coupon and rating may have different yields or values.

Issuers of Exempt Obligations may be subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. In addition, the obligations of those issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of the obligations or upon the ability of municipalities to levy taxes. The possibility also exists that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of, and interest on, its obligations may be materially affected.

Private Activity Bonds.    The fund may invest without limit in Exempt Obligations that are “private activity bonds,” as defined in the Code, which are in most cases revenue bonds. Private activity bonds generally do not carry the pledge of the credit of the issuing municipality, but are guaranteed by or payable from funds provided by the corporate entity on whose behalf they are issued. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to the AMT to the extent the fund’s dividends are derived from interest on these bonds. Dividends derived from interest income on Exempt Obligations are a “current earnings” adjustment item for purposes of the federal corporate alternative minimum tax. See “Dividends and Distributions” and “Taxes” below. Private activity bonds held by the fund are considered Exempt Obligations for purposes of determining compliance with the fund’s policy of investing at least 80% of its assets in Exempt Obligations.

Related Instruments.    The fund may invest without limit in Exempt Obligations that are repayable out of revenues generated from economically related projects or facilities or debt obligations whose issuers are located in the same state. Sizable investments in these obligations could involve an increased risk to the fund should any of the related projects or facilities experience financial difficulties.

U.S. Government Securities.    The fund may invest in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities (“U.S. Government Securities”). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government Securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The fund may also invest in instruments supported by the right of the issuer to borrow from the U.S. Treasury and instruments supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a fund will invest in obligations issued by such an instrumentality only if the manager determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the fund.

Municipal Obligations.    The fund invests principally in debt obligations, issued by, or on behalf of, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multi-state agencies or authorities, the interest from which is, in the opinion of bond counsel to the issuer, excluded from gross income for federal income tax purposes (“Municipal Obligations”). Municipal Obligations generally are understood to include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds issued by or on behalf of public authorities to finance privately operated facilities are considered to be Municipal Obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes in the opinion of bond counsel to the issuer. Municipal Obligations may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium life-style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

Municipal Leases.    The fund may invest without limit in “municipal leases.” Municipal leases may take the form of a lease or an installment purchase contract issued by state or local government authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes and state income taxes within the state of issuance. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the “non-appropriation” risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although “non-appropriation” lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. The fund may invest in municipal leases without non-appropriation clauses only when the municipality is required to continue the lease under all circumstances except bankruptcy. There is no limitation on the percentage of the fund’s assets that may be invested in municipal lease obligations. In evaluating municipal lease obligations, the manager will consider such factors as it deems appropriate, which may include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation.

Municipal leases the fund may acquire will be both rated and unrated. Rated leases include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. The fund may acquire unrated issues the manager deems to be comparable in quality to rated issues in which the fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation will be subject to oversight and approval by the fund’s board of trustees.

Municipal leases held by the fund will be considered illiquid securities unless the board of trustees determines on an ongoing basis that the leases are readily marketable. An unrated municipal lease with a non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy issued by a bank or insurer deemed by the manager to be of high quality and minimal credit risk, will not be deemed to be illiquid solely because the underlying municipal lease is unrated, if the manager determines that the lease is readily marketable because it is backed by the letter of credit or insurance policy.

Zero Coupon Securities.    The fund may invest in zero coupon Exempt Obligations. Zero coupon Exempt Obligations are generally divided into two categories: pure zero obligations, which pay no interest for their entire life and zero/fixed obligations, which pay no interest for some initial period and thereafter pay interest currently. In the case of a pure zero obligation, the failure to pay interest currently may result from the obligation’s having no stated interest rate, in which case the obligation pays only principal at maturity and is issued at a discount from its stated principal amount. A pure zero obligation may, in the alternative, carry a stated interest rate, but provide that no interest is payable until maturity. The value to the investor of a zero coupon Exempt Obligation consists of the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the Exempt Obligation’s life or payment deferral period.

Custodial Receipts.    The fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain Exempt Obligations. The underwriter of these certificates or receipts typically purchases Exempt Obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates evidencing ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon Exempt Obligations described above. Although under the terms of a custodial receipt the fund would typically be authorized to assert its rights directly against the issuer of the underlying obligations, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Exempt Obligation Components.    The fund may invest in Exempt Obligations, the interest rate on which has been divided by the issuer into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the “Auction Component”) pays an interest rate that is reset periodically through an auction process; whereas the second of the components (the “Residual Component”) pays a residual interest rate based on the difference between the total interest paid by the issuer on the Exempt Obligation and the auction rate paid on the Auction Component. The fund may purchase both Auction and Residual Components.

Because the interest rate paid to holders of Residual Components is generally determined by subtracting from a fixed amount the interest rate paid to the holders of Auction Components, the interest rate paid to Residual Component holders will decrease as the Auction Component’s rate increases and increase as the Auction Component’s rate decreases. Moreover, the magnitude of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed-rate Exempt Obligation having similar credit quality, redemption provisions and maturity.

Floating and Variable Rate Instruments.    The fund may purchase floating and variable rate demand notes and bonds, which are Exempt Obligations normally having a stated maturity in excess of one year, but which permit their holder to demand payment of principal at any time, or at specified intervals. The maturity of a floating or variable rate demand note or bond will be deemed shortened by virtue of a demand feature.

The issuer of floating and variable rate demand obligations normally has a corresponding right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of these obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time that rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, floating and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of these obligations. Because they are direct lending arrangements between the lender and borrower, floating and variable rate obligations generally will not be traded. In addition, generally no secondary market exists for these obligations, although their holders may demand payment at face value. For these reasons, when floating and variable rate obligations held by the fund are not secured by letters of credit or other credit support arrangements, the fund’s rights to demand payment is dependent on the ability of the borrower to pay principal and interest on demand. The manager, on behalf of the fund, will consider on an ongoing basis the creditworthiness of the issuers of floating and variable rate demand obligations held by the fund.

Participation Interests.    The fund may purchase from financial institutions tax-exempt participation interests in Exempt Obligations. A participation interest gives the fund an undivided interest in the Exempt Obligation in the proportion that the fund’s participation interest bears to the total amount of the Exempt Obligation. These instruments may have floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the board of trustees has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by U.S. Government Securities. The fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days’ notice, for all or any part of the fund’s interest in the Exempt Obligation, plus accrued interest. The fund intends to exercise its right with respect to these instruments to demand payment only upon a default under the terms of the Exempt Obligation or to maintain or improve the quality of its investment portfolio.

Taxable Investments.    Under normal conditions, the fund may hold up to 20% of its net assets in cash or money market instruments, including taxable money market instruments (collectively, “Taxable Investments”).

In addition, when the manager believes that market conditions warrant, the fund may take a temporary defensive posture and invest without limitation in short-term Exempt Obligations and Taxable Investments. To the extent the fund holds Taxable Investments and, under certain market conditions, certain floating and variable rate demand obligations or Auction Components, the fund may not achieve its investment objective.

Temporary Investments.    When the fund is maintaining a defensive position, it may invest in short-term investments (“Temporary Investments”) consisting of: (a) the following tax-exempt securities—notes of municipal issuers having, at the time of purchase, a rating within the three highest grades of Moody’s or S&P or, if not rated, having an issue of outstanding Exempt Obligations rated within the three highest grades by Moody’s or S&P; and (b) the following taxable securities: U.S. Government Securities, including repurchase agreements with respect to such securities; other debt securities rated within the three highest grades by Moody’s and S&P; commercial paper rated in the highest grade by either of such rating services; and certificates of deposit of domestic banks with assets of $1 billion or more. The fund may invest in Temporary Investments for defensive reasons in anticipation of a market decline. At no time will more than 20% of the fund’s net assets be invested in Temporary Investments unless the fund has adopted a defensive investment policy. The fund intends, however, to purchase tax-exempt Temporary Investments pending the investment of the proceeds of the sale of portfolio securities or of the fund’s shares of beneficial interest, or in order to have highly liquid securities available to meet anticipated redemptions.

Financial Futures and Options Transactions.    The Commodity Futures Trading Commission (“CFTC”) eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, each fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. Each fund however, continues to have policies with respect to futures and options thereon as set forth above. The current view of the staff of the SEC is that a fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the fund’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the fund’s portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract. To hedge against a decline in the value of municipal securities it owns or an increase in the price of municipal securities it proposes to purchase, each fund may enter into financial futures contracts and invest in options on financial futures contracts that are traded on a domestic exchange or board of trade. The futures contracts or options on futures contracts that may be entered into by a fund will be restricted to those that are either based on an index of municipal securities or relate to debt securities the prices of which are anticipated by the manager to correlate with the prices of the municipal securities owned or to be purchased by a fund.

Municipal Bond Index and Interest Rate Futures Contracts.    The purpose of entering into a municipal bond index or interest rate futures contract by the fund is to protect the fund from fluctuations in interest rates on tax-exempt securities without buying or selling the Exempt Obligations. If the fund owns long-term Exempt Obligations and interest rates are expected to increase, for example, the fund might enter into futures contracts to sell a municipal bond index or the debt security underlying the interest rate future. Such a transaction would have much the same effect as selling some of the long-term Exempt Obligations in the fund’s portfolio. If interest rates increase as anticipated, the value of certain long-term Exempt Obligations in the fund’s portfolio would decline, but the value of the fund’s futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the fund from declining as much as it otherwise would have. Of course, because the value of the Exempt Obligations in the fund’s portfolio will far exceed the value of the futures contracts entered into by the fund, an increase in the value of the futures contracts could only mitigate—but not totally offset—the decline in the value of the portfolio.

When interest rates are expected to decline, futures contracts to purchase a municipal bond index or debt security, could be entered into to hedge against the fund’s anticipated purchases of long-term Exempt Obligations at higher prices. Because the rate of fluctuation in the value of the futures contracts should be similar to that of long-term Exempt Obligations, the fund could enter into futures contracts at lower prices. At the time the fund deems it appropriate to purchase the Exempt Obligations, the futures contracts could be liquidated and the fund’s cash could then be used to buy long-term Exempt Obligations. The fund could accomplish similar results by selling Exempt Obligations with long maturities and investing in Exempt Obligations with short maturities when interest rates are expected to increase or by buying Exempt Obligations with long maturities and selling Exempt Obligations with short maturities when interest rates are expected to decline.

Unlike the purchase or sale of a municipal bond, no consideration is paid or received by the fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit in the name of the futures commission merchant effecting the transaction an amount of cash or cash equivalents equal to approximately 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of the board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to the fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the futures commission merchant will be made on a daily basis as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. At any time prior to the expiration of the contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund’s existing position in the futures contract.

There are several risks in connection with the use of municipal bond index and interest rate futures contracts as hedging devices. Successful use of these futures contracts by the fund is subject to the manager’s ability to predict correctly movements in the direction of interest rates. Such predictions involve skills and techniques, which may be different from those involved in the management of a long-term municipal bond portfolio. In addition, there can be no assurance that there will be a correlation between movements in the price of the municipal bond index or the debt security underlying the futures contract and movements in the price of the Exempt Obligations, which are the subject of the hedge. The degree of imperfection of correlation depends upon various circumstances, such as variations in speculative market demand for futures contracts and Exempt Obligations and technical influences on futures trading. The degree of imperfection of correlation may be increased with respect to the fund, which will hold primarily Massachusetts municipal securities rather than a selection of the bonds constituting any index. The fund’s Exempt Obligations and the bonds in the index also may differ in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

Although the fund intends to enter into futures contracts only if an active market exists for the contracts, there can be no assurance that an active market will exist for the contracts at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices may move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it might not be possible to close a futures position and, in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of Exempt Obligations will, in fact, correlate with the price movements in the municipal bond index or interest rate futures contract and thus provide an offset to losses on a futures contract.

If the fund has hedged against the possibility of an increase in interest rates adversely affecting the value of Exempt Obligations held in its portfolio and rates decrease instead, the fund will lose part or all of the benefit of the increased value of the Exempt Obligations it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices, which reflect the decline in interest rates. The fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Municipal Bond Index and Interest Rate Futures Contracts.    Options on futures contracts are similar to options on securities, which give the purchaser the right, in return for the premium paid, to purchase securities. A call option gives the purchaser of such option the right to assume a long position in a specified underlying futures contract, and a put option gives the purchaser the right to assume a short position in a specified underlying futures contract, at a stated exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, no daily cash payments are made to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the fund.

To attempt to hedge against adverse movements in exchange rates between currencies, the fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the manager anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made (“transaction hedging”). Further, when the manager believes that a particular currency may decline compared to the U.S. dollar or another currency, the fund may enter into a forward contract to sell the currency the manager expects to decline in an amount approximating the value of some or all of the fund’s securities denominated in that currency, or when the manager believes that one currency may decline against a currency in which some or all of the portfolio securities held by the fund are denominated, it may enter into a forward contract to buy the currency expected to appreciate for a fixed amount (“position hedging”). In this situation, the fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed amount of the currency expected to decline where the manager believes that the value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the fund are denominated (“cross hedging”). The fund will segregate (i) cash, (ii) U.S. Government Securities or (iii) equity securities or debt securities (of any grade) in certain currencies provided such assets are liquid, unencumbered and marked to market daily, with a value equal to the aggregate amount of the fund’s commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities are segregated on a daily basis so that the value of the amount will equal the amount of the fund’s commitments with respect to such contracts.

The fund will purchase put and call options on municipal bond index and interest rate futures contracts which are traded on a United States exchange or board of trade as a hedge against changes in interest rates, and will enter into closing transactions with respect to such options to terminate existing positions. The fund may purchase put options on interest rate or municipal bond index futures contracts if the manager anticipates a rise in interest rates. The purchase of put options on these futures contracts is analogous to the purchase of put options on debt securities so as to hedge a portfolio of debt securities against the risk of rising interest rates. Because the value of a municipal bond index or interest rate futures contract moves inversely in relation to changes in interest rates, as is the case with Exempt Obligations, a put option on such a contract becomes more valuable as interest rates rise. By purchasing put options on these futures contracts at a time when the manager expects interest rates to rise, the fund would seek to realize a profit to offset the loss in value of its portfolio securities without the need to sell such securities.

The fund may purchase call options on municipal bond index or interest rate futures contracts if the manager anticipates a decline in interest rates. The purchase of a call option on a municipal bond index or interest rate futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual debt security, which can be used as a substitute for a position in the debt security itself. Depending upon the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. The fund would purchase a call option on a futures contract to hedge against a market advance when the fund was holding cash in anticipation of purchasing Exempt Obligations. The fund could take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market had stabilized. At that time, the options could be liquidated and the fund’s cash could be used to buy Exempt Obligations.

The fund would sell put and call options on futures contracts only as part of closing transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected.

There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the fund’s purchase of put or call options will be based upon predictions as to anticipated interest rate trends by the manager, which could prove to be inaccurate. Even if the manager’s expectations are correct, there may be an imperfect correlation between the change in the value of the options and of the fund’s portfolio securities.

When-Issued Securities and Delayed-Delivery Transactions.    The fund may purchase securities on a “when-issued” basis or for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). The fund does not intend to engage in these transactions for speculative purposes, but only in furtherance of its investment goal. These transactions occur when securities are purchased or sold by the fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the fund at the time of entering into the transaction. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Because of fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.

When the fund agrees to purchase when-issued or delayed-delivery securities, the fund will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Normally, the fund will set aside portfolio securities to satisfy a purchase commitment, and in such a case the fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the fund’s commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that the fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the fund’s incurring a loss or missing an opportunity to obtain a price considered advantageous.

Stand-by Commitments.    The fund may acquire “stand-by commitments” with respect to Exempt Obligations held in its portfolio. Under a stand-by commitment, a broker, dealer or bank is obligated to repurchase at the fund’s option specified securities at a specified price and, in this way, a stand-by commitment is subject to the ability of the seller to make payment on demand. The fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise the rights afforded by the commitments for trading purposes. The fund anticipates that stand-by commitments will be available from brokers, dealers and banks without the payment of any direct or indirect consideration. The fund may pay for stand-by commitments if payment is deemed necessary, thus increasing to a degree the cost of the underlying Exempt Obligations and similarly decreasing the security’s yield to the fund.

Illiquid Securities.    The fund may invest up to 15% of its net assets in illiquid securities, which term includes securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets. In addition, up to 5% of the value of the fund’s assets may be invested in securities of entities that have been in continuous operation for fewer than three years. Notwithstanding the foregoing, the fund will not invest more than 10% of its assets, in restricted securities subject to Rule 144A (“Rule 144A Securities”) under the Securities Act of 1933, as amended (the “1933 Act”). (An investment in Rule 144A Securities will be considered illiquid and therefore subject to the fund’s limit on the purchase of illiquid securities unless the board or its delegates determines that the Rule 144A Securities are liquid.) The fund also is authorized to borrow up to 10% of its total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) in order to meet anticipated redemptions and to pledge its assets to the same extent in connection with the borrowings.

Repurchase Agreements.    The fund may enter into repurchase agreements. In a repurchase agreement, the fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. The fund’s custodian will have custody of, and will hold in a segregated account, securities acquired by the fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (“SEC”) to be loans by the fund. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

Pursuant to an Exemptive Order issued by the SEC, the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government Securities. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Alternative Minimum Tax

Under current federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 that are “specified private activity bonds” under the Code, and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in “adjusted current earnings” of corporations for AMT purposes. Specified private activity bonds referred to in clause (1) in the preceding sentence (“AMT-Subject Bonds”) have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

RISK FACTORS

Risk of Concentration In a Single State

The primary purpose of investing in a portfolio of a single state’s municipal securities is the special tax treatment accorded the state’s resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state’s issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of the fund versus the safety that comes with a less concentrated investment portfolio and compare yields available in portfolios of Massachusetts issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

Municipal securities in which the fund’s assets are invested may include debt obligations of the municipalities and other subdivisions of Massachusetts issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject Bonds are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific details on each of these obligations in which fund assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the fund, the minimum rating(s) requirements. See Appendix C for a description of ratings and rating criteria. Some municipal securities may be rated based on a moral obligation contract, which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the moral obligation contract in the event of such non-appropriation.

Municipal Market Volatility.    Municipal securities can be affected significantly by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Interest Rate Changes.    Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Issuer-Specific Changes.    Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer’s securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities. These types of changes also can affect entities providing credit support or a maturity-shortening structure. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be affected negatively by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues from the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, or the structure of a security fails to function as intended, interest from the security could become taxable or the security could decline significantly in value.

Municipal Market Disruption Risk.    The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before the Massachusetts legislature that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected and the Trustees would reevaluate the fund’s investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the fund, making it more difficult for a money market fund to maintain a stable net asset value per share.

Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds.    General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”).    IDRs, including pollution control revenue bonds, are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds.    The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds.    Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds.    The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The manager cannot predict at this time the ultimate effect of such factors on the ability of any issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds.    Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Such factors include the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds.    The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors, of which an investor should be aware, are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds.    Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds.    Capital improvement are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds.    Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds.    If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds is not a legal obligation of the state or municipality in question. Thus, such a commitment generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation or debt of the state. The agencies or authorities generally have no taxing power.

Refunded Bonds.    Refunded bonds are typically secured by direct obligations of the U.S. government, or in some cases obligations guaranteed by the U.S. government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally noncallable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Airport, Port and Highway Revenue Bonds.    Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility.

Special Tax Bonds.    Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds.    Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds.    Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, 34 smaller tobacco manufacturers signed on to the MSA, bringing the current combined market share of participating tobacco manufacturers to approximately 99%. The MSA basically provides for annual payments by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain tobacco settlement revenue bonds are issued with “turbo” redemption features. Under the turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds.    Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds.    Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds.    Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

RISK FACTORS INVESTING IN MASSACHUSETTS MUNICIPAL SECURITIES

Risks Relating to Investments in Massachusetts Municipal Securities and Other Municipal Obligations

The following summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the Commonwealth of Massachusetts, the Commonwealth of Puerto Rico, Guam and the U.S. Virgin Islands and are based primarily on information from official statements made available in connection with the issuance of certain securities and other documents and sources and does not purport to be complete. Neither the fund nor the manager has undertaken to verify independently such information and neither the fund nor the manager assumes responsibility for the accuracy of such information. The summaries do not provide information regarding most securities in which the fund is permitted to invest and, in particular, do not provide specific information on the issuers or types of municipal securities in which the fund invests or the private business entities whose obligations support the payments on AMT-Subject bonds, which may include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, in which the fund may invest. See “Alternative Minimum Tax.” The risk factors concerning Massachusetts or its political subdivisions discussed herein will not be relevant to all securities in which the fund may invest, and the creditworthiness of any particular issuer of securities may be unrelated to that of other issuers of securities in which the fund may invest. Additionally, although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control.

Massachusetts Risk Factors

The following is a brief summary of certain factors affecting the economy of the Commonwealth of Massachusetts and does not purport to be a complete description of such factors. Many complex political, social and economic forces influence Massachusetts’s economy and finances, which may in turn affect the state’s financial plan. These forces may affect Massachusetts unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the state’s control.

The economy of Massachusetts is represented by several industrial and non-industrial sectors. According to 2002 data, the four largest sectors of the economy were real estate and rental and leasing, manufacturing, finance and insurance, and professional and technical services. The state appears to be recovering from the recession that began in 2001, but is lagging behind the nation in many indicators, particularly employment levels.

Though state law requires approval of a balanced budget for each fiscal year, additional spending is achieved through supplementary appropriation bills. Massachusetts has experienced budget shortfalls, which it has addressed through revenue and expenditure measures, involving both one-time tactics such as the use of tobacco settlement funds, as well as methods like restructuring of the capital gains tax that could contribute to reducing structural imbalance.

A significant expense facing the state is its portion of costs relating to the “Big Dig” highway project, which was originally budgeted at slightly more than $2 billion and is currently estimated to cost approximately $14.6 billion. Nearly half of those costs are to be borne by the federal government.

There can be no assurance that current or future economic difficulties in the United States or Massachusetts and the resulting impact on the state will not adversely affect the market value of Massachusetts municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning the economy of Massachusetts, see Appendix A to this SAI.

Puerto Rico Risk Factors

Certain of the bonds in the fund may be general obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico. These bonds may be affected by political, social and economic conditions in Puerto Rico. The following is a brief summary of factors affecting the economy of the Commonwealth of Puerto Rico and does not purport to be a complete description of such factors.

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy. Factors affecting the United States economy usually have a significant impact on the performance of the Puerto Rico economy. These factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the level of oil prices, the rate of inflation, and tourist expenditures.

There can be no assurance that current or future economic difficulties in the United States or Puerto Rico and the resulting impact on Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning the economy of Puerto Rico, see Appendix B to this SAI.

Guam Risk Factors

Certain of the bonds in the fund may be general obligations and/or revenue bonds of issuers located in Guam. These bonds may be affected by political, social and economic conditions in Guam.

Guam, the westernmost territory of the U.S., is located 3,700 miles to the west-southwest of Honolulu, Hawaii and approximately 1,500 miles southeast of Japan. Guam’s economy is heavily dependent upon the U.S. military and tourism, particularly from Japan. Tourism has represented the primary source of Guam’s economy for over twenty years. The number of tourists visiting Guam has fluctuated in recent years due to natural disasters, fluctuations in the Japanese yen, and the events of September 11, 2001 in the United States.

Public sector employment in Guam is significant with approximately 26% of the labor force working for the local government or in federal jobs in May 2005. The rest of the labor force works in the private sector. Major private sector employment categories include construction, transportation and public utilities, retail trade and services. Recent world events have increased recognition of Guam’s strategic military value. The future for increased U.S. military presence and increased construction in Guam is optimistic, and while Guam will probably not see increases in civil service employment, increased military activity is expected to sustain and grow the Guam economy in the years to come.

United States Virgin Islands Risk Factors

Certain of the bonds in the fund may be general obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands. These bonds may be affected by political, social and economic conditions in the U.S. Virgin Islands.

The principal islands of the U.S. Virgin Islands are St. Thomas, St. John, St. Croix, and Water Island. The islands are located 1,075 miles from Miami, and about 1,600 miles southeast of New York City. In July 2005, the population of the U.S. Virgin Islands was estimated at 108,708.

Tourism is the largest industry in the U.S. Virgin Islands and represents the largest segment in the private sector. The U.S. Virgin Islands received a record of over 2.5 million visitors in 2001, representing a 4.4% increase over 2000. Due to the events in the United States on September 11, 2001 there was a sharp reduction in the tourism throughout the final months of 2001, and continuing through 2002. However, performance in the tourism sector for 2003 indicates that the sector is recovering, as there was a 2.4% increase of visitors to the U.S. Virgin Islands during that year. Circumstances which negatively impact the tourism industry, such as natural disasters, economic difficulties, political events in the United States, and to a lesser extent other countries, could have a negative impact on the overall economy of the U.S. Virgin Islands.

Disclosure of Portfolio Holdings

The fund has adopted policies and procedures developed by Citigroup Asset Management (“CAM”) with respect to the disclosure of the fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about the fund’s portfolio holdings is in the best interests of the fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of

SBFM, the fund’s distributors or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding the fund’s portfolio holdings may not be shared with non-CAM employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

CAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following the fund’s quarter-end. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by the fund that has not been fully reflected by the market.

Under the policy, the fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter-end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a CAM or the fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.  The fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.  The fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.  A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.  A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.  The fund’s sector weightings, performance attribution (e.g. analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.  The fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Trustees who are not “interested persons” (as defined in the 1940 Act), of the fund, or the manager (“independent trustees”), and its independent registered public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about the fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, the fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither the fund, CAM nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the fund’s portfolio securities will be reviewed at least annually by the Board.

The approval of the fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Exceptions to the policies are reported to the Board at its next regularly scheduled meeting.

Currently, the fund discloses its complete portfolio holdings approximately 25 days after calendar quarter-end on its website, www.leggmason.com/InvestorServices.

Set forth below is a list, as of October 1, 2005, of those parties with whom CAM, on behalf of the fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination
State Street Bank & Trust Co., (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services, (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 days after quarter end
Lipper	Quarterly	25 days after quarter end
S&P	Quarterly	25 days after quarter end
Morningstar	Quarterly	25 days after quarter end
Vestek	Daily	None
Factset	Daily	None

Portfolio holdings information for the fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 day
Callan	Quarterly	25 days after quarter end
Mercer	Quarterly	25 days after quarter end
EVestment Alliance	Quarterly	25 days after quarter end
CRA RogersCasey	Quarterly	25 days after quarter end
Cambridge Associates	Quarterly	25 days after quarter end
Marco Consulting	Quarterly	25 days after quarter end
Wilshire	Quarterly	25 days after quarter end
Informa Investment Services (Efron)	Quarterly	25 days after quarter end
CheckFree (Mobius)	Quarterly	25 days after quarter end
Nelsons Information	Quarterly	25 days after quarter end
Investors Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly	Sent the 1-3 business day following the end of a quarter
Elkins/McSherry	Quarterly (calendar)	Sent the first business day following the end of a quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	Sent 6-8 business days following month end

Recipient	Frequency	Delay before dissemination
Fitch	Monthly	Sent 6-8 business days following month end
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after quarter end
Evaluation Associates	Quarterly	25 days after quarter end
Watson Wyatt	Quarterly	25 days after quarter end
Moody’s	Weekly Tuesday Night	1 business day
S&P	Weekly Tuesday Night	1 business day

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the fund are made by the manager, subject to the overall supervision and review of the Board. Portfolio securities transactions for the fund are effected by or under the supervision of the manager.

Newly issued securities normally are purchased directly from the issuer or from an underwriter acting as principal. Other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained; those dealers may be acting as either agents or principals. The purchase price paid by the fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally are executed at a price between the bid and asked prices. For the 2003, 2004 and 2005 fiscal years, the fund has paid no brokerage commissions.

Allocation of transactions, including their frequency, to various dealers is determined by the manager in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary considerations are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the manager may receive orders for portfolio transactions by the fund. Information so received is in addition to, and not in lieu of, services required to be performed by the manager, and the fees of the manager are not reduced as a consequence of such supplemental information. Such information may be useful to the manager in serving both the fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the manager in carrying out its obligations to the fund.

Even though investment decisions for the fund are made independently from those of the other accounts managed by the manager, investments of the kind made by the fund also may be made by those other accounts. When the fund and one or more accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained for or disposed of by the fund.

Effective December 1, 2005, Citigroup Global Markets Inc. (“CGMI”) is no longer an affiliated person of the fund under the 1940 Act. As a result, the fund is permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal). Similarly, the fund is permitted to purchase securities in underwritings in which CGMI or an affiliate of CGMI is a member without the restrictions imposed by certain rules of the SEC. The manager’s use of CGMI or affiliates of CGMI as agent in portfolio transactions with the fund will be governed by the fund’s policy of seeking the best overall terms available.

While investment decisions for the fund are made independently from those of the other accounts managed by the manager, investments of the type the fund may make also may be made by those other accounts. When the fund and one or more other accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained or disposed of by the fund.

Holdings of the securities of the fund’s regular brokers/dealers or of their parents that derive more than 15% of gross revenues from securities related activities as of November 30, 2005.

Name of Regular Broker or Dealer or Parent (Issuer)	Type of Security Owned D=debt E=equity	Value of any Securities Owned at end of current period
None	N/A	N/A

PORTFOLIO TURNOVER

The fund’s portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) generally is not expected to exceed 100%, but the portfolio turnover rate will not be a limiting factor whenever the fund deems it desirable to sell or purchase securities. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities. For the 2004 and 2005 fiscal years, the fund’s portfolio turnover rates were 21% and 12%, respectively.

INVESTMENT RESTRICTIONS

The fund has adopted the following investment restrictions for the protection of shareholders. Restrictions 1 through 7 below cannot be changed without the approval of the holders of a “majority of the outstanding shares” of the fund, which is defined in the 1940 Act, as the lesser of (a) 67% of the fund’s shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the fund’s outstanding shares. The Board may change the remaining restrictions at any time.

The fund will not:

1.  Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

2.  Invest more than 25% of its total assets in securities, the issuers of which are in the same industry. For purposes of this limitation, U.S. Government Securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

3.  Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

4.  Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5.  Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

6.  Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund’s investment objective and policies); or (d) investing in real estate investment trust securities.

7.  Under normal circumstances, invest less than 80% of its assets (net assets plus any borrowings for investment purposes), in Massachusetts municipal securities, or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes and Massachusetts personal income taxes.

The fund considers any investments in Massachusetts municipal securities that pay interest subject to the AMT as part of the 80% of the fund’s assets that must be invested in Massachusetts municipal securities.

8.  Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

9.  Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

10.  Purchase or sell oil and gas interests.

11.  Invest more than 5% of the value of its total assets in the securities of issuers having a record, including predecessors, of less than three years of continuous operation, except U.S. government securities. (For purposes of this limitation, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets.)

12.  Invest in companies for the purpose of exercising control.

13.  Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent permitted by Section 12 of the 1940 Act (currently, up to 5% of the total assets of the fund and no more than 3% of the total outstanding voting stock of any one investment company).

14.  Engage in the purchase or sale of put, call, straddle or spread options or in the writing of such options, except that the fund may make margin deposits in connection with municipal bond index and interest rate futures contracts and may purchase and sell options on municipal bond index and interest rate futures contracts.

Certain restrictions listed above permit the fund to engage in investment practices that the fund does not currently pursue. The fund has no present intention of altering its current investment practices as otherwise described in the prospectus and this SAI and any future change in those practices would require board approval and appropriate notice to shareholders. If a percentage restriction is complied with at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the fund’s assets will not constitute a violation of such restriction.

TRUSTEES AND EXECUTIVE OFFICERS OF THE FUND

The business and affairs of the fund are managed by the Board. The Board elects officers who are responsible for the day-to-day operations of the fund and who execute policies authorized by the Board.

The trustees, including the independent trustees, and executive officers of the fund, together with information as to their principal business occupations during the past five years, are shown below.

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston, MA 02163 Birth Year: 1937	Trustee	Since 1988	Professor—Harvard Business School	46	None

Burt N. Dorsett The Stratford #702 5601 Turtle Bay Drive Naples, FL 34108 Birth Year: 1930	Trustee	Since 1994	President—Dorsett McCabe Capital Management Inc.; Chief Investment Officer—Leeb Capital Management, Inc.	24	None
Elliot S. Jaffe The Dress Barn Inc. Executive Office 30 Dunnigan Drive Suffern, NY 10901 Birth Year: 1926	Trustee	Since 1994	Chairman of The Dress Barn Inc.	24	The Dress Barn, Inc.

Stephen E. Kaufman Stephen E. Kaufman PC 277 Park Avenue, 47th Fl New York, New York Birth Year: 1932	Trustee	Since 1987	Attorney	47	None

Cornelius C. Rose, Jr. Meadowbrook Village Building 1, Apt 6 West Lebanon, NH 03784 Birth Year: 1933	Trustee	Since 1994	Chief Executive Officer—Performance Learning Systems	24	None

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE**
R. Jay Gerken, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Trustee/ Chairman, President and Chief Executive Officer	Since 2002	Managing Director of CAM; President and Chief Executive Officer of SBFM and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. and Chairman of SBFM and CFM; Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996-2001)	182	None

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
OFFICERS
Andrew B. Shoup CAM 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Chief Administrative Officer of certain mutual funds associated with Legg Mason: Head of International Funds Administration of CAM (from 2001 to 2003; Director of Global Funds Administration of CAM from 2000 to 2001;	N/A	N/A

Kaprel Ozsolak CAM 125 Broad Street, 9th Floor New York, NY 10004 Birth Year: 1965	Treasurer and Chief Financial Officer	Since 2004	Director of CAM; Treasurer and Chief Financial Officer of certain mutual funds associated with Legg Mason; Controller of certain mutual funds associated with Legg Mason

Ted P. Becker CAM 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason & Co., LLC, (2005-Present); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at CAM (2002-2005). Prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A

John Chiota CAM 100 First Stamford Place, 5th Fl Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of CAM (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); prior to August 2004, Chief AML Compliance Officer with TD Waterhouse.	N/A	N/A

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	2003	Managing Director and General Counsel, Global Mutual Funds for CAM and its predecessor; Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason; formerly, Secretary of CFM	N/A	N/A

Steven Frank CAM 125 Broad Street New York, NY 10004 Birth Year: 1967	Controller	Since 2005	Vice President of CAM; Controller of certain mutual funds associated with Legg Mason	N/A	N/A

Joseph P. Deane CAM 399 Park Avenue New York, NY 10022 Birth Year: 1947	Vice President and Investment Officer	Since 2005	Managing Director of CAM and Investment Officer of SBFM	N/A	N/A

David T. Fare CAM 399 Park Avenue New York, NY 10022 Birth Year: 1962	Vice President and Investment Officer	Since 2005	Managing Director of CAM and Investment Officer of SBFM	N/A	N/A

*	Trustees serve until their successors are elected and qualified.
**	Mr. Gerken is a interested trustee because he is an officer of SBFM and its affiliates.

For the calendar year ended December 31, 2005, the trustees beneficially owned equity securities of the funds within the dollar ranges presented in the table below:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Dwight B. Crane	None	Over $100,000
Burt N. Dorsett	None	None
Elliot S. Jaffe	None	None
Stephen E. Kaufman	None	None
Cornelius C. Rose, Jr.	None	Over $100,000
Interested Trustee
R. Jay Gerken	None	Over $100,000

As of December 31, 2005, none of the independent trustees, or their immediate family members, owned beneficially or of record any securities in the manager, or distributors of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager, or distributors of the fund.

The fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the independent trustees, namely Messrs. Crane, Dorsett, Jaffe, Kaufman, and Rose. In accordance with its written charter adopted by the Board of Trustees, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the fund. The Audit Committee oversees the scope of the fund’s audits, the fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the independent trustees for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to SBFM and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting. During the most recent fiscal year, the Audit Committee met two times.

The Nominating Committee is charged with the duty of making all nominations for independent trustees to the Board. The Nominating Committee will consider nominees recommended by the fund’s shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the fund’s Secretary. The Nominating Committee did not meet during the fund’s most recent fiscal year.

The fund also has a Pricing Committee composed of the Chairman of the Board and one independent trustee which is charged with determining the fair value prices for securities when required. The Pricing Committee did not meet during the fund’s most recent fiscal year.

The following table shows the compensation paid by the fund and other CAM Mutual Funds during the fiscal year ended November 30, 2005 to each trustee. The fund does not pay retirement benefits to its trustees and officers.

	Aggregate Compensation from Trust	Total Pension or Retirement Benefits Accrued As part of Company Expenses	Compensation from Company and Fund Complex Paid to Trustees	Number of Portfolios for Which Trustee Serves Within Fund Complex
Name of Person
Independent Trustees
Dwight B. Crane(1)	$371	$0	$227,700	46
Burt N. Dorsett†	$488	$0	$64,600	24
Elliot S. Jaffe	$507	$0	$70,000	24
Stephen E. Kaufman	$524	$0	$150,200	47
Cornelius C. Rose, Jr.	$540	$0	$81,000	24
Interested Trustee
R. Jay Gerken	$0	$0	$0	182

(1)	Designates the lead trustee.
†	Pursuant to a deferred compensation plan, Burt N. Dorsett has elected to defer payment of the following amount of his compensation from the fund:

$332 for the fund, for the fiscal year ended November 30, 2005

$14,600 for the CAM Mutual Funds, for the fiscal year ended November 30, 2005.

No employee of CAM or any of its affiliates receives any compensation from the fund for acting as a trustee or officer of the Trust. Each independent trustee receives an annual retainer of $50,000 for services as trustee. Mr. Crane receives an additional annual fee of $10,000 for his services as lead trustee. In addition, each independent trustee receives fees of $5,500 for each in-person and $100 for each telephonic meeting of the Board attended by the trustee. The annual retainer and meeting fees are allocated among the funds for which each independent trustee serves on the basis of their average net assets. In addition, each independent trustee is reimbursed for expenses incurred in connection with attendance at Board meetings. For the calendar year ended December 31, 2004, such expenses totaled $20,519.

At the end of the year in which they attain age 80, trustees are required to change to emeritus status. trustees emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to trustees, together with reasonable out-of-pocket expenses for each meeting attended. Trustees emeritus may attend meetings but have no voting rights. During the fund’s last fiscal year, aggregate compensation paid to trustees emeritus was $552.

The fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows independent trustees to defer the receipt of all or a portion of the trustees fees earned until a later date specified by the independent trustees. The deferred fees earn a return based on notional investments selected by the independent trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the statement of operations under “trustees’ fees”. Under the Plan, deferred fees are considered a general obligation of the fund and any payments made pursuant to the Plan will be made from the fund’s general assets. As of November 30, 2005, the fund has accrued $5,612 as deferred compensation.

To the best knowledge of the trustees, as of March 17, 2006, the following shareholders or “groups” (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) owned beneficially or of record more than 5% of the shares of the following classes:

Class	Shares Held	Percent	Name	Address
C	26,797.047	7.9896	Gail Cohen; Trustee Bruce B. Cohen Trust	100 Centre Street #208 Brookline, MA 02446

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Manager—SBFM

SBFM serves as investment manager to the fund pursuant to an investment management agreement (the “Management Agreement”). The agreement was most recently approved by the Board of Trustees, including a majority of the independent trustees, on August 1, 2005 and by the fund’s shareholders on October 21, 2005. The Management Agreement became effective on December 1, 2005 as a result of the sale of substantially all of Citigroup Inc.’s (“Citigroup”) asset management business to Legg Mason. The manager is an indirect wholly-owned subsidiary of Legg Mason. Prior to December 1, 2005, the manager was an indirect wholly-owned subsidiary of Citigroup.

Under the Management Agreement, subject to the supervision and direction of the fund’s Board, the manager manages the fund’s portfolio in accordance with the fund’s stated investment objective and policies, makes investment decisions for the fund and places orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence, and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment management services to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of December 31, 2005 of approximately $106 billion. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 31, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $850 billion.

The Management Agreement has an initial term of two years and will continue in effect with respect to the fund from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and in either event, by a majority of the independent trustees with such independent trustees casting votes in person at a meeting called for such purpose. The fund or the manager may terminate the Management Agreement on sixty days, written notice without penalty. The Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

The manager pays the salaries of all officers and employees who are employed by both it and the fund, and maintain office facilities for the fund. In addition to those services, the manager furnishes the fund with statistical and research data, clerical help and accounting data processing, bookkeeping, internal auditing and legal services and certain other services required by the fund, prepares reports to each fund’s shareholders and prepares tax returns, reports to and filings with the SEC and state Blue Sky authorities. The manager bears all expenses in connection with the performance of their services.

The fund bears expenses incurred in its operations, including: taxes, interest, brokerage fees and commissions, if any; fees of independent trustees, SEC fees and state Blue Sky qualification fees; charges of custodian; transfer and dividend disbursing agent fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and shareholder meetings; and meetings of the officers or Board. The prospectus contains more information about the fund’s expenses.

                                                                                                                                                                                                                             .

Effective December 1, 2005, for its services under the Management Agreement, SBFM receives an investment management fee that is calculated daily and payable monthly according to the following schedule:

Fund’s Fee Rate Average Daily Net Assets	Investment Management Fee Rate
First $500 million	0.50%
In excess of $500 million	0.48%

Effective August 1, 2005, the manager is waiving management fees and/or reimburse expenses at the rate necessary to limit total annual operating expenses for Class A to 0.75% of average net assets. The manager will waive management fees and/or reimburse expenses for Class B, Class C and Class Y at the same rate as it waives fees and/or reimburses expenses for Class A.

The manager may change or eliminate the voluntary expense limitation at any time.

For the periods below, the fund paid the manager the following investment management fees:

For the Fiscal Year Ended November 30:
2003	2004	2005
$230,372	$221,942	$198,904

For the fiscal years ended November 30, 2005 and November 30, 2004 the fund had an investment management fee waiver to the manager in the amount of $35,250 and $6,364, respectively.

Prior to December 1, 2005, SBFM served as investment adviser and administrator to the fund pursuant to separate investment advisory and administration agreements and received separate investment advisory and administrative fees.

Prior to December 1, 2005, the Fund paid investment advisory fees at the rate of 0.30% of the Fund’s average daily net assets.

Prior to December 1, 2005, the fund paid administrative fees at the rate of 0.20% of the fund’s average daily net assets up to $500 million and 0.18% of the fund’s average daily net assets in excess of $500 million.

For the Fiscal Year Ended November 30:
2003	2004	2005
$153,582	$147,962	$132,602

PORTFOLIO MANAGER DISCLOSURE

The following tables set forth certain additional information with respect to the portfolio managers for the fund. Unless noted otherwise, all information is provided as of November 30, 2005.

Other Accounts Managed by Portfolio Managers

The table below identifies, for the portfolio managers, the number of accounts (other than the fund with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Joseph P. Deane	14 Registered investment companies with $18.9 billion in total assets under management	1 Other pooled investment vehicle with $0.1 billion in assets under management	51 Other accounts with $0.7 billion in total assets under management

David T. Fare	9 Registered investment companies with $5.3 billion in total assets under management	1 Other pooled investment vehicle with $0.1 billion in assets under management	51 Other accounts with $0.7 billion in total assets under management

Portfolio Manager Compensation.

Western Asset Management Company’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

Potential Conflicts of Interest

Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for all the portfolio managers listed in the table above.

The manager and the fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.    SBFM or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by the portfolio managers.

Portfolio Manager(s)	Dollar Range of Ownership of Securities
Joseph P. Deane	None

David T. Fare	None

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the fund, the manager and distributor have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility. Copies of the codes of ethics of the fund, the manager and the distributors are on file with the SEC.

Proxy Voting Guidelines and Procedures

Although individual trustees may not agree with particular policies or votes by the fund’s manager, the Board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix D is the summary of the guidelines and procedures that the manager uses to determine how to vote proxies relating to portfolio securities, including the procedures that the manager uses when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the manager or any affiliated person of the fund or the manager, on the other. This summary of the guidelines gives a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with the fund’s investment objectives.

Non-equity securities, such as debt obligations and money market instruments are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the manager would vote the proxy in accordance with the principals set forth in the its proxy voting policies and procedure, including the procedures used when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the manager or any affiliated person of the fund, the manager, on the other.

Information on how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund’s website at http://www.leggmason.com/InvestorServices.com and (3) on the SEC’s website at http://www.sec.gov.

Independent Registered Public Accounting Firm

KPMG LLP, located at 345 Park Avenue, New York, New York 10154, has been selected as the fund’s independent registered public accounting firm to audit the fund’s financial statements and financial highlights for the fiscal year ending November 30, 2006.

Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the fund.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York, 10038 serves as counsel to the independent trustees.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, (“State Street”), serves as the custodian of the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund; receives and delivers all assets for the fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the fund; and makes disbursements on behalf of the fund. State Street neither determines the fund’s investment policies, nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the fund’s securities lending agent and receives a share of the income generated by such activities.

PFPC Inc. (“PFPC” or “transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund’s transfer agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

Distributors

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202 and CGMI, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013; serve as the fund’s distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “distribution agreements”), which were approved by the Board and by a majority of the independent trustees, casting votes in person at a meeting called for such purpose, on November 21, 2005. The distribution agreements went into effect on December 1, 2005. Prior to December 1, 2005, CGMI served as the fund’s distributor.

LMIS and CGMI may be deemed to be underwriters for purposes of the 1933 Act.

Commissions on Class A Shares.    For the 2005, 2004 and 2003 fiscal years, the aggregate dollar amounts of commissions on Class A shares are as follows:

Fiscal year ended 11/30/05	Fiscal year ended 11/30/04	Fiscal year ended 11/30/03
$32,539	$46,000	$46,000

Commissions on Class C Shares.    For the 2005, 2004 and 2003 fiscal years, the aggregate dollar amounts of commission on Class C shares are as follows:

Fiscal year ended 11/30/05	Fiscal year ended 11/30/04	Fiscal year ended 11/30/03*
$0	$1,000	$10,000

*	On April 29, 2004, the 1% initial sales charge on Class C shares was eliminated.

Deferred Sales Charges on Class A Shares.    For the 2005, 2004 and 2003 fiscal years, the following deferred sales charges were paid to CGMI on redemptions of the fund’s shares:

Fiscal year ended 11/30/05	Fiscal year ended 11/30/04	Fiscal year ended 11/30/03
$0	$0	$0

Deferred Sales Charges on Class B Shares.    For the 2005, 2004 and 2003 fiscal years, the following deferred sales charges were paid to CGMI on redemptions of the fund’s shares:

Fiscal year ended 11/30/05	Fiscal year ended 11/30/04	Fiscal year ended 11/30/03
$21,000	$37,000	$30,000

Deferred Sales Charges on Class C Shares.    For the 2005, 2004 and 2003 fiscal years, the following deferred sales charges were paid to CGMI on redemptions of the fund’s shares:

Fiscal year ended 11/30/05	Fiscal year ended 11/30/04	Fiscal year ended 11/30/03*
$300	$2,000	$1,000

When the shareholder makes payment before the settlement date, unless otherwise noted by the investor, the payment will be held as a free credit balance in the investor’s brokerage account and CGMI may benefit from the temporary use of the funds. The Board has been advised of the benefits to CGMI resulting from these settlement procedures and will take such benefits into consideration when reviewing the Management Agreement for continuance.

Distribution Arrangements.    The fund has adopted an amended shareholder services and distribution plan (the “Distribution Plan”) pursuant to Rule l2b-1 under the 1940 Act with respect to its Class A, Class B and Class C shares. Under the Distribution Plan, the fund pays service and distribution fees to each of LMIS and CGMI for the services they provide and expenses they bear with respect to the distribution of Class A, Class B and Class C shares and providing services to Class A, Class B and Class C shareholders. The co-distributors will provide the fund’s Board with periodic reports of amounts expended under the Plan and the purposes for which such expenditures were made. The fund pays service fees, accrued daily and payable monthly, calculated at the annual rate of 0.15% of the value of the fund’s average daily net assets attributable to the fund’s Class A, Class B and Class C shares. In addition, the fund pays distribution fees with respect to the Class B and Class C shares at the annual rate of 0.50% and 0.55%, respectively, of the fund’s average daily net assets.

Prior to December 1, 2005, the fund paid service and distribution fees directly to CGMI under separate Distribution Plans with respect to shares sold through CGMI.

Under its terms, the Distribution Plan continues in effect for one year and thereafter for successive annual periods, provided such continuance is approved annually by vote of the board of trustees, including a majority of the independent trustees who have no direct or indirect financial interest in the operation of the Distribution Plan. The Distribution Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Distribution Plan also must be approved by the trustees, including all of the independent trustees in the manner described above. The Distribution Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the independent trustees or, with respect to the fund, by vote of a majority of the outstanding voting securities of the fund (as defined in the 1940 Act).

For the fiscal year ended November 30, 2005, CGMI incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses, to Smith Barney Financial Advisors and for accruals for interest on the excess of CGMI expenses incurred in the distribution of the fund’s shares over the sum of the distribution fees and deferred sales charge received by CGMI are expressed in the following table:

	Financial Consultant Compensation	Branch Expenses	Marketing & Advertising Expenses	Printing Expenses	Total Expenses
Class A	$33,973	$28,592	$0	$0	$62,565
Class B	45,522	12,903	1,929	32	60,380
Class C	9,184	6,507	2,152	63	17,905

	$88,679	$48,001	$4,081	$95	$140,856

The following service and distribution fees were incurred pursuant to the Distribution Plan during the periods indicated:

	Distribution Plan Fees
	Fiscal Year Ended 11/30/05	Fiscal Year Ended 11/30/04	Fiscal Year Ended 11/30/03
Class A	$68,933	$74,494	$73,898
Class B	$102,068	$125,361	$141,133
Class C	$32,500	$35,223	$40,690

PURCHASE OF SHARES

General

Investors may purchase shares from a Service Agent. In addition, certain investors purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class Y shares. Service Agents may charge customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. It is not recommended that the fund be used as a vehicle for Keogh, IRA or other qualified retirement plans.

Investors in Class A, Class B and Class C shares may open an account in the fund by making an initial investment of at least $1,000 for each account. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGMI, unitholders who invest distributions from a Unit Investment Trust (“UIT”) sponsored by CGMI, and Board members of any of the Smith Barney mutual funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. The transfer agent will hold shares purchased in the shareholder’s account.

Purchase orders received by the fund or a Service Agent prior to the close of regular trading on The New York Stock Exchange Inc. (“NYSE”), on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund’s transfer agent prior to its close of business. For shares purchased through a Service Agent purchasing through CGMI, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan.    Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGMI or the transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder’s account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. CGMI or the transfer agent will charge a shareholder who has insufficient funds to complete the transfer a fee of up to $25. The Systematic Investment Plan also authorizes CGMI to apply cash held in the shareholder’s CGMI brokerage account or redeem the shareholder’s shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Alternatives

The following classes of shares are available for purchase. See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

Class A Shares.    Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

Amount of Investment	Sales Charge as a % of Transaction	Sales Charge as a % of Amount Invested	Service Agent’s Reallowance as % of Offering Price
Less than $25,000	4.00%	4.17%	3.60%
$25,000-49,999	3.50	3.63	3.15
$50,000-99,999	3.00	3.09	2.70
$100,000-249,999	2.50	2.56	2.25
$250,000-499,999	1.50	1.52	1.35
$500,000 and over	*	*	*

*	A distributor may pay up to 1.00% to a Service Agent for purchase amounts of $500,000 or more. In such case, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the distribution and service fee. Where the Service Agent does not receive this commission, the Service Agent will instead receive the annual distribution and service fee starting immediately after purchase. In certain cases, the Service Agent may receive the commission and the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by “any person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

Class B Shares.    Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See “Deferred Sales Charge Provisions” below.

Class C Shares.    Class C shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions.

Class Y Shares.    Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases of Class Y shares by (i) Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which Citis LLC acts as the plan’s recordkeeper or 401(k) plans of Citigroup and its affiliates).

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers.    Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Legg Mason, Inc. and its subsidiaries, as well as any funds (including the Smith Barney funds) affiliated with CAM, as well as by retired Board Members and employees, the immediate families of such persons (i.e., such person’s spouse (including the surviving spouse of a deceased Board Member) and children under the age of 21) or by a pension, profit-sharing or other benefit plan for the benefit of such persons and (ii) any full time employee or registered representative of a fund’s distributor or of a member of the National Association of Securities Dealers, Inc. having dealer, service or other selling agreements with a fund’s distributor, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase). Sales to employees of Citigroup and its subsidiaries will no longer qualify for a Class A sales charge waiver unless such purchaser otherwise qualifies for a waiver under either item (ii) above or pursuant to another applicable full or partial sales charge waiver as otherwise described in the fund’s prospectus or statement of additional information. (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Advisor (for a period up to 90 days from the commencement of the Smith Barney Financial Advisor’s employment with CGMI), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Smith Barney Financial Advisor’s prior employer, (ii) was sold to the client by the Smith Barney Financial Advisor and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) investments of distributions from or proceeds from a sale of a UIT sponsored by CGMI; (g) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with CGMI; (h) separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; and (i) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund and (j) purchases by executive deferred compensation plans participating in the CGMI Exec Choice Program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

Accumulation Privilege—lets you combine the current value of Class A shares of the fund with all other shares of Smith Barney funds and Smith Barney shares of SB funds that are owned by:

•	you; or

•	your spouse and children under the age of 21; and

that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.—Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

If your current purchase order will be placed through a Smith Barney Financial Advisor, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of six Asset Level Goal amounts, as follows:

(1) $25,000	(4) $250,000
(2) $50,000	(5) $500,000
(3) $100,000	(6) $1,000,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Smith Barney and SB funds.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a deferred sales charge, you will still be subject to that deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases.    Generally, any shares of a Smith Barney fund or Smith Barney shares of an SB fund that are subject to a sales charge may be credited towards your Asset Level Goal. Shares of Smith Barney money market funds (except for money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge) and Smith Barney S&P 500 Index Fund are not eligible. However, as of the date of this Supplement, the following funds and share classes are also eligible, although not offered with a sales charge:

Shares of Smith Barney Exchange Reserve Fund

Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares)

Class C shares of Smith Barney Inflation Management Fund

Class C shares of Smith Barney Intermediate Maturity California Municipals Fund

Class C shares of Smith Barney Intermediate Maturity New York Municipals Fund

Class C shares of Smith Barney Limited Term Portfolio

Class C shares of Smith Barney Money Funds, Inc.—Cash and Government Portfolios

Class C shares of Smith Barney Short Duration Municipal Income Fund

Class C shares of Smith Barney Short-Term Investment Grade Bond Fund

This list may change from time to time. Investors should check with their financial professional to see which funds may be eligible.

Eligible Accounts.    Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. If any of the assets to be credited towards your Goal are held in an account other than in your name, you may be required to provide documentation with respect to these accounts. If you are purchasing through a Smith Barney Financial Advisor, or directly through PFPC, accounts held with other financial professionals are generally eligible, but you will be required to provide certain documentation, such as account statements, in order to include these assets. If you are purchasing through a financial professional other than a Smith Barney Financial Advisor, you should check with that financial professional to see which accounts may be combined.

Eligible Prior Purchases.    You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Backdating Letter.    You may establish a date for a Letter of Intent that is up to ninety (90) calendar days prior to the date you enter into the Letter. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

Increasing the Amount of the Letter.    You may at any time increase your Asset Level Goal. You must however contact your financial professional, or if you purchase your shares directly through PFPC, contact PFPC, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges.    Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with a fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter.    You may cancel a Letter of Intent by notifying your financial professional in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares.    Shares equal in value to five percent (5%) of your Asset Level Goal as of the date of your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal.     If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and; (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Smith Barney Financial Advisor, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Letter of Intent—Class Y Shares.    A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of at least $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.15%) and expenses applicable to the fund’s Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Service Agent or the transfer agent for further information.

Deferred Sales Charge Provisions

“Deferred Sales Charge Shares” are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a deferred sales charge to the extent the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class C shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

Class C shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding CGMI statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

Year Since Purchase Payment Was Made	Deferred sales charge
First	4.50%
Second	4.00
Third	3.00
Fourth	2.00
Fifth	1.00
Sixth and thereafter	0.00

Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to CGMI or LMIS, the fund’s distributors.

To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor’s shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount, which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

The deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder’s shares at the time the withdrawal plan commences (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

Deferred sales charge waivers will be granted subject to confirmation (by CGMI in the case of shareholders who are also CGMI clients or by the transfer agent in the case of all other shareholders) of the shareholder’s status or holdings, as the case may be.

Volume Discounts

The schedule of sales charges on Class A shares described in the prospectus applies to purchases made by any “purchaser,” which is defined to include the following: (a) an individual; (b) an individual’s spouse and his or her children purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Service Agent.

VALUATION OF SHARES

The net asset value per share of the fund’s Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the fund in valuing its assets.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

Determination of Public Offering Price

The fund offers its shares to the public on a continuous basis. The public offering price for a Class A, Class B, Class C and Class Y shares of the fund is equal to the net asset value per share at the time of purchase, plus the applicable initial sales charge for Class A shares. A deferred sales charge, however, is imposed on certain redemptions of Class A, Class B and Class C shares. The method of computation of the public offering price is shown in the fund’s financial statements, incorporated by reference in their entirety into this SAI.

Set forth below is an example of the method of computing the offering price of the Class A shares of the fund.

Class A (net asset value ($12.69) plus 4.00% of net asset value per share)	$13.22

REDEMPTION OF SHARES

The fund is required to redeem the shares of the fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable deferred sales charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from CGMI, or if the shareholder’s account is not with CGMI, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a CGMI brokerage account, these funds will not be invested for the shareholder’s benefit without specific instruction. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more. Each Service Agent has agreed to transmit to its customers who are fund shareholders appropriate prior written disclosure of any fees that it may charge them directly. Each Service Agent is responsible for transmitting promptly orders for its customers.

Shares held by CGMI as custodian must be redeemed by submitting a written request to a Smith Barney Financial Advisor. Shares other than those held by CGMI as custodian may be redeemed through an investor’s Service Agent or by submitting a written request for redemption to:

Smith Barney Massachusetts Municipals Fund

Class A, B, C or Y (please specify)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder’s account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

The fund no longer issues share certificates. Outstanding share certificates will continue to be honored. If you hold share certificates, it will take longer to exchange or redeem shares.

Telephone Redemption and Exchange Program.    Shareholders who do not have a brokerage account may be eligible to redeem and exchange shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant’s signature guarantee when making his/her initial investment in the fund.)

Redemptions.    Eligible shareholders may make redemption requests of up to $10,000 of any class or classes of shares of a fund by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder’s account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder’s assets, will be required to provide a signature guarantee and certain other documentation.

Exchanges.    Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open.

Additional Information Regarding Telephone Redemption and Exchange Program.    Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

Redemptions in Kind.    In conformity with applicable rules of the SEC, redemptions may be paid in portfolio securities, in cash or any combination of both, as the board of trustees may deem advisable; however, payments shall be made wholly in cash unless the board of trustees believes economic conditions exist that would make such a practice detrimental to the best interests of the fund and its remaining shareholders. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Determination of Net Asset Value” in the prospectus and a shareholder would incur brokerage expenses if these securities were then converted to cash.

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the fund to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund’s net assets by a distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will be waived on amounts withdrawn by shareholders that do not exceed 1.00% per month of the value of a shareholder’s shares at the time the Withdrawal Plan commences. To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments will reduce the shareholder’s investment and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund. For additional information, shareholders should contact a Service Agent. Withdrawal Plans should be set up with a Smith Barney Financial Advisor. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawals. For additional information, shareholders should contact a Service Agent.

EXCHANGE PRIVILEGE

General.    Except as noted below, shareholders of any of the Smith Barney mutual funds may exchange all or part of their shares for the same class of other Smith Barney mutual funds, to the extent such shares are offered for sale in the shareholder’s state of residence and provided the shareholder’s service agent is authorized to distribute shares of the fund, on the basis of relative net asset value per share at the time of exchange.

Exchanges of Class A, Class B, Class C and Class Y shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

The exchange privilege enables shareholders in any Smith Barney mutual fund to acquire shares of the same class in a fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from your Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable deferred sales charge, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. The fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class B Exchanges.     Class B shares of the fund may be exchanged for other Class B shares without a deferred sales charge. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares into any of the funds imposing a higher deferred sales charge than that imposed by the fund, the exchanged Class B shares will be subject to the higher applicable deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

Class C Exchanges.    Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

Class A and Class Y Exchanges.     Class A and Class Y shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

Additional Information Regarding the Exchange Privilege

The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the fund’s management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor’s account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney mutual funds family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund’s policy on excessive trading applies to investors who invest in the fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See “Redemption of Shares—Telephone Redemption and Exchange Program.” Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through service agents, their Service Agents to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

Share certificates.    Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

Additional Information Regarding Telephone Redemption and Exchange Program

Neither the fund nor its agents will be liable for instructions communicated by telephone that are reasonably believed to be genuine. The fund or its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days’ prior notice to shareholders.

DIVIDENDS AND DISTRIBUTIONS

The fund’s policy is to declare and pay exempt-interest dividends monthly. Dividends from net realized capital gains, if any, will be distributed annually. The fund may also pay additional dividends shortly before December 31 each year from certain amounts of undistributed ordinary income and capital gains, in order to avoid federal income and excise tax liability. If a shareholder does not otherwise instruct, exempt-interest dividends and capital gain distributions will be reinvested automatically in additional shares of the same class at net asset value, with no additional sales charge or deferred sales charge.

The per share amounts of the exempt-interest dividends on Class B and Class C shares will be lower than on Class A and Class Y shares, mainly as a result of the distribution fees applicable to Class B and Class C shares. Similarly, the per share amounts of exempt-interest dividends on Class A shares will be lower than on Class Y shares, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same across all classes of fund shares (A, B, C and Y).

TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The fund and its investments.    As described in the fund’s prospectus, the fund is designed to provide shareholders with current income that is excluded from gross income for regular federal income tax purposes and that is exempt from Massachusetts personal income taxes. The fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts because such investors would not gain any additional tax benefit from the receipt of tax-exempt income.

The fund intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies U.S. Government Securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

As a regulated investment company, the fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and, if any, that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income,” (i.e., income, if other than its net realized long-term capital gains over its net realized short-term capital loss (including any capital loss carryovers), plus or minus certain other adjustments) and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. Such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets of the fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

On November 30, 2005, the unused capital loss carryovers by the fund were approximately $3,747,000. For federal income tax purposes, this amount is available to be applied against future capital gains of the fund, if any, that are realized prior to the expiration of the applicable carryover. The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on November 30 of the years indicated below.

	2007	2008	2010	2011	2012	2013
Carryforward Amounts	$18,000	$979,000	$344,000	$555,000	$1,206,000	$645,000

The fund’s transactions in municipal bond index and interest rate futures contracts and options on these futures contracts (collectively “section 1256 contracts”) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in these transactions in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

A fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the fund’s ordinary income and will be ordinary income when it is paid to you. A fund’s investments in these and certain other debt obligations may cause the fund to recognize taxable income in excess of the cash received from such obligations. If this happens, the fund may be required to sell other investments in order to satisfy its distribution requirements.

Taxation of Shareholders.    Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (“IRS”).

Distributions of net realized long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. All other dividends of the fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits are generally subject to tax as ordinary income. However, any dividends paid by the fund that are properly designated as exempt-interest dividends will not be subject to regular federal income tax.

Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated a a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a taxable dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Because the fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry fund shares is not deductible for U.S. federal income tax purposes and Massachusetts personal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share and if the shareholder holds such share for six months or less, then, for federal income tax purposes, any loss on the sale or exchange of such share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as federal taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by the fund that represents income derived from certain revenue or private activity bonds held by the fund may not retain its federal tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds or a “related person” thereof. Moreover, some or all of the fund’s exempt-interest dividends may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of the fund’s dividends and distributions may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors as to determine whether they are (a) “substantial” users with respect to a facility or “related” to such users within the meaning of the Code or (b) subject to a federal alternative minimum tax, the Federal branch profits tax or the federal “excess net passive income” tax.

The fund does not expect to realize a significant amount of capital gains. Net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund.

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less (to the extent not disallowed pursuant to the six-month rule described above relating to exempt-interest dividends) will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Backup Withholding.    The fund may be required to withhold, for U.S. federal income tax purposes, a portion of (a) taxable dividends and distributions and (b) redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices.     Shareholders will receive, if appropriate, various written notices after the close of the fund’s taxable year regarding the U.S. federal and Massachusetts personal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year. These statements also will designate the amount of exempt-interest dividends that is a preference item for purposes of the federal individual and corporate alternative minimum taxes. The dollar amount of dividends excluded or exempt from federal income taxation and Massachusetts personal income taxation and the dollar amount of dividends subject to federal income taxation and Massachusetts personal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder’s investment in the fund. To the extent the fund earns taxable net investment income, it intends to designate as taxable dividends the same percentage of each day’s dividend as its taxable net investment income bears to its total net investment income earned on that day.

Massachusetts Taxation.    Individual shareholders of the fund who are otherwise subject to Massachusetts personal income tax will not be subject to such tax on exempt-interest dividends received from the fund to the extent the dividends are attributable to interest on Massachusetts municipal securities.

Other distributions from the fund, including those related to long-term and short-term capital gains, generally will not be exempt from Massachusetts personal income tax, unless they are related to certain gains from certain Massachusetts municipal securities identified by the Massachusetts Department of Revenue. Businesses should note that the fund’s distributions derived from Massachusetts municipal securities are not exempt from Massachusetts corporate excise tax.

Other Taxes.    Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The foregoing is only a summary of certain material tax consequences affecting the fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

ADDITIONAL INFORMATION

The fund is a Massachusetts business trust established under the laws of the Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated January 13, 1987, as amended from time to time. The fund commenced operations on December 21, 1987, under the name Shearson Lehman Massachusetts Municipals. On July 30, 1993 and October 14, 1994, the board of trustees voted to amend the Master Trust Agreement to, change its name to Smith Barney Shearson Massachusetts Municipals Fund and Smith Barney Massachusetts Municipals Fund, respectively.

Under Massachusetts’s law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. The Master Trust Agreement disclaims shareholder liability for acts or obligations of the fund, however, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund or a trustee. The Master Trust Agreement provides for indemnification from fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management of the fund believes is remote. Upon payment of any liability incurred by the fund, a shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operation of the fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

Description of Shares

The Master Trust Agreement of the fund permits the trustees of the fund to issue an unlimited number of full and fractional shares of a single class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. Each share in the fund represents an equal proportional interest in the fund with each other share. Shareholders of the fund are entitled upon its liquidation to share pro rata in its net assets available for distribution. No shareholder of the fund has any preemptive or conversion rights. Shares of the fund are fully paid and non-assessable. Pursuant to the Master Trust Agreement, the fund’s trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances).

Voting Rights

The shareholders of the fund are entitled to a full vote for each full share held (and a fractional vote for any fractional share held). The trustees of the fund have the power to alter the number and the terms of office of the trustees, and have terms of unlimited duration (subject to certain removal procedures) and may appoint their own successors, provided at least a majority of the trustees at all times have been elected by the shareholders of the fund. The voting rights of the shareholders of the fund are not cumulative, so that the holders of more than 50% of the shares can, if they choose, elect all of the trustees of the fund; the holders of the remaining shares of the fund would be unable to elect any of the trustees.

Annual and Semi-Annual Reports.    Each fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the fund’s printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, each fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Smith Barney Financial Advisor or the transfer agent.

Licensing Agreement.    Under a licensing agreement between Citigroup and Legg Mason, the names of the Company and funds, the names of any classes of shares of the funds, and the names of the funds’ manager, subadviser, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason and by the funds. Citi Marks include, but are not limited to, “Smith Barney,” “Citi,” and “Citigroup Asset Management.” Legg Mason and its affiliates, as well as the manager, are not affiliated with Citigroup. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI, SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) (collectively, the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the fund, (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, CAM believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

It is possible that additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief could be filed against the Defendants in the future.

As of the date above, CAM and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

Recent Developments.    On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the fund’s manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Board selected a new transfer agent for the fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Additional Developments.    The fund has received information concerning SBFM as follows:

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM.

Although there can be no assurance, SBFM believes that there matters are not likely to have a material adverse effect on the funds or its ability to perform investment management services relating to the funds.

*****

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this SAI, SBFM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

FINANCIAL STATEMENTS

The fund’s annual report for the fiscal year ended November 30, 2005 is incorporated herein by reference in its entirety. The annual report was filed on February 9, 2006, Accession Number 0001193125-06-24752.

OTHER INFORMATION

We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

That’s why we offer three “styles” of fund management that can be tailored to suit each investor’s unique financial goals.

Classic Series—our portfolio manager driven funds

Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund’s investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

Research Series—driven by exhaustive fundamental securities analysis

Built on a foundation of substantial buy-side research under the direction of our CAM colleagues, our Research funds focus on well-defined industries, sectors and trends.

Style Pure Series—our solution to funds that stray

Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

APPENDIX A

ADDITIONAL INFORMATION CONCERNING

MASSACHUSETTS MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in Massachusetts municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth of Massachusetts (the “Commonwealth” or the “State”) and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based primarily on information from official statements relating to offerings of Massachusetts issuers and other reports publicly issued by the State or certain of its agencies. Any estimates of future results and other projections are statements of opinion based on available information at the time made and are subject to risks and uncertainties which may cause actual results to differ materially. Neither the Fund nor the manager has independently verified, and neither is responsible for, the accuracy or timeliness of this information, and such information is included herein without the express authority of any Massachusetts issuer.

ECONOMIC INFORMATION

Massachusetts is a densely populated state with a well-educated population, comparatively high income levels, low rates of unemployment, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last twenty-five years, significant changes have occurred in the age distribution of the population: dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over-age group in the next twenty-five years. Just as the working-age population has increased, income levels in Massachusetts since 1980 have grown significantly more than the national average, and a variety of measures of income show that Massachusetts residents have significantly higher rates of annual income than the national average. These high levels of income have been accompanied by a significantly lower poverty rate and, with the exception of the recession of the early 1990s, considerably lower unemployment rates in Massachusetts than in the United States since 1980. The state is now recovering from the recession of 2001, but is lagging behind the nation in many indicators, particularly employment levels.

Personal Income

Since at least 1929, real and nominal per capita income levels have been consistently higher in Massachusetts than in the United States. After growing at an annual rate higher than that for the United States between 1982 and 1988, real income levels in Massachusetts declined between 1989 and 1991. Real per capita income levels in Massachusetts increased faster than the national average between 1994 and 1997. In 2000 Massachusetts had its highest per capita income growth in 16 years, exceeding the national growth rate by 2.4 percentage points. From 2000 to 2003 real income in both Massachusetts and the United States declined, with a steeper decline in Massachusetts. In 2004, income in the state grew faster than in the nation and only the District of Columbia and Connecticut had higher levels of per capita personal income.

Annual pay in nominal dollars has grown steadily in Massachusetts over the past decade. Average annual pay is computed by dividing the total annual payroll of employees covered by Unemployment Insurance programs by the average monthly number of employees. Data are reported by employers covered under the Unemployment Insurance programs. While levels of annual pay were nearly equal in Massachusetts and the United States in 1984, average annual pay levels in Massachusetts have grown more rapidly than the national average since that time. The level of annual pay in Massachusetts in 2003 was 23 percent higher than the national average: $46,323, compared to $37,765.

Higher income levels in Massachusetts relative to the rest of the United States are offset to some extent by the higher cost of living in Massachusetts. In 2004, the Consumer Price Index for All Urban Consumers

(“CPI-U”) for both Boston and the United States as a whole increased 2.7 percent. The latest available data are consistent from May 2004 to May 2005. The CPI-U for both the Boston metropolitan area and the U.S. increased by 2.8 percent.

Poverty

The Massachusetts poverty rate remains below the national average. Since 1980, the percentage of the Massachusetts population below the poverty line has varied between 7.7 percent and 12.2 percent. During the same time, the national poverty rate varied between 11.3 percent and 15.1 percent. In 2003, the poverty rate in Massachusetts increased slightly to 10.3 percent while the poverty rate in the United States rose a similar amount to 12.5 percent. Since 1980, the ratio of the Massachusetts rate of poverty to the United States rate of poverty has varied from a low of 0.51 in 1983 to 0.99 in 1999. These official poverty statistics are not adjusted for regional differences in the cost of living.

Employment

Like many industrial states, Massachusetts has seen a steady decline of its manufacturing jobs base over the last two decades, not only as a share of total employment, but in absolute numbers of jobs as well. Several North American Industry Classification System (“NAICS”) service sectors have grown to take the place of manufacturing in driving the Massachusetts economy. The combined service sectors now account for more than half of total payroll employment. Total non-agricultural employment in Massachusetts declined 2.4 percent in 2002 and another 1.9 percent in 2003 but only 0.1 percent in 2004. The preliminary unadjusted estimates for the first five months of 2005 are in fact 0.8 percent above those for the same months in 2004. In 2004, manufacturing employment declined 3.2 percent from the year before; a significantly smaller decline than the annual declines in the previous three years and very close to the long-term average rate of decline since 1990 (3.0 percent per year). In fact, the unadjusted estimates for manufacturing for the first five months of 2005 are only 0.2 percent below the corresponding 2004 average.

The economic recession of the early 1990s caused unemployment rates in Massachusetts to rise significantly above the national average, as much as 2.1 points above in 1991. However, since 1994 the unemployment rate in Massachusetts has been consistently below the national average, with the exception of two months in 2003, when the two rates were equal. Unemployment levels in the United States as a whole and in the New England region have shown similar patterns in the last two years, peaking in mid-2003, then falling slowly but fairly steadily since then. The unemployment rate in Massachusetts dropped from 5.2 to 4.8 percent between May 2004 and May 2005, while the United States unemployment rate dropped from 5.6 to 5.1 percent over those same months.

Economic Base and Performance

The economy of Massachusetts remains diversified among several industrial and non-industrial sectors. The four largest sectors of the economy (real estate and rental and leasing, manufacturing, finance and insurance, and professional and technical services, on the 2002 NAICS basis) contributed 47.8 percent of the Gross State Product (“GSP”) in 2002.

Finance, Insurance, Real Estate. The F.I.R.E. sector, the second largest contributor to the Massachusetts Gross State Product over the last decade, took the leading position in 2001 at 25.1 percent of GSP. In 2000, it contributed 24.0 percent of the Gross State Product. The sector has experienced yearly growth since the declines of 1989 to 1991, and was the only one of the top three sectors to grow in 2001, increasing by 1.7 percent over 2000.

Services. In 2001, the services sector, long the largest contributor to the Massachusetts Gross State Product, lost its leading position as it declined slightly in real terms from its 2000 level to represent 24.9 percent of GSP. After a period of stagnation and slight decline from 1989 to 1991, the sector showed solid growth through the 1990s and a 7.1 percent jump in 2000, but no growth in 2001.

Manufacturing. The manufacturing sector was the third largest contributor to the Massachusetts Gross State Product in 2000, contributing 14.5 percent of the Gross State Product. Manufacturing in New England was hit hard during the recession of 1989-1991, and posted only moderate growth during the mid-nineties. The manufacturing sector grew at least 6.9 percent in three of the years from 1997 to 2000, including a gain of 14.0 percent in 2000, but suffered a 7.8 percent decline in 2001.

Wholesale and Retail Trade. Combined, the wholesale and retail trade sectors contributed 16.7 percent of the Massachusetts Gross State Product in 2001, with each sub-sector contributing almost equally to the total. Growth in the wholesale trade sector rebounded in 1991 and varied through the early 1990s but was very strong in the period from 1996 to 1999, increasing by more than 10 percent in each of those years. Growth of 6.9 percent in 2000 was offset by a decline of 6.6 percent in 2001, returning to 1999 levels. The retail sector was harder hit during the 1989-1991 recession, and did not rebound as quickly, with annual growth not exceeding 1.5 percent until 1994. In each of the six years from 1996 to 2001, however, retail growth exceeded 5 percent, including a 5.5 percent increase in 2001.

Trade and International Trade. Massachusetts ranked 10th in the United States, and first in New England, with $21.8 billion in international exports in 2004. This represents a 17 percent increase from the previous year’s exports from the Commonwealth, while national exports increased by 13 percent in the same period. Through April 2005, Massachusetts’s exports totaled $7.24 billion, an increase of 0.3 percent compared with exports in the first four months of 2004. National exports were up 9.9 percent and New England 1.7 percent during the same period. It is not possible to provide balance of trade comparisons for Massachusetts because import data are not compiled on a state-by-state basis.

Massachusetts’ five most important trading partners for 2004 were: Canada, with $2.90 billion in purchases of Massachusetts exports; the Netherlands, with $2.52 billion; Germany, with $2.52 billion; Japan, with $1.81 billion; and the United Kingdom, with $1.50 billion in purchases. Between 2003 and 2004, the most significant growth in Massachusetts’s exports among its top ten trading partners was in exports to Taiwan (80.1%), Germany (57.3%), Netherlands (43.0%), and France (38.8%). Massachusetts’s most important exports are computer and electronic products, chemical products, and non-electrical machinery. These categories reflect the adoption of the NAICS classification system, which groups computers with electronic products, rather than with machinery.

Transportation and Warehousing, and Utilities. Massachusetts’s major air ad seaports are managed by the Massachusetts Port Authority (“Massport”), an independent public authority. Massport reported fiscal 2003 operating income of $25.4 million (up 49 percent from fiscal 2002), with operating revenues up 18 percent ($373.8 million in 2003 versus $317.9 million in 2002) and operating costs up 16 percent ($348.4 million in 2003 versus $300.9 million in 2002).

In fiscal year 2003, 22.5 million passengers (a 2.1 percent decrease from fiscal 2002) passed through Logan International Airport (“Logan”). Based on total passenger volume in calendar year 2002 data, Logan was the most active airport in New England, the 20th most active in the U.S. and the 37th most active in the world, according to the Airports Council International (“ACI”). As of June 30, 2003, airline service at Logan, both scheduled and unscheduled, was provided by 54 airlines, including 7 U.S. major air carrier airlines, 17 non-U.S. flag carriers, and 12 regional and commuter airlines. JetBlue Airways commenced service from Logan January 7, 2004.

According to ACI, in calendar year 2002, Logan ranked 17th in the nation in total air cargo volume. In fiscal year 2003, the airport handled more than 818 million pounds of cargo and mail (a 2.9 percent decrease from FY 2002). As of June 30, 2003, Logan was served by 9 all-cargo and small package/express carriers.

At Massport’s Port of Boston properties, 2003 cargo throughput was 13.2 million metric tons (a 18.5 percent increase from 2002), automobile processing decreased 81 percent to 12,578 units, and cruise passenger trips decreased 4.4 percent to 200,352. Massachusetts total waterborne cargo shipped or received in 2002, from the Army Corps of Engineers data, decreased 1.2 percent (26,117 short tons), as did New England and the U.S., 3.9 and 1.9 percent respectively.

Construction and Housing. In 2003, construction activity contributed 4.5 percent to the total Massachusetts GSP when measured in 2000 chained dollars. The construction sector contributed the same amount to state GSP in 1997. Overall growth between 1997 and 2003 was 27.6 percent.

Between 1983 and 1986, both Massachusetts and New England experienced strong growth in the number of housing permits authorized. This period was followed by a prolonged decline from 1987 to 1991 during which the number of housing permits authorized in Massachusetts declined by 71.2 percent. With the exception of a 12.9 percent drop in 1995, Massachusetts housing permit authorizations increased each year from 1992 to 1999, for a total increase in that period of 50.3 percent. All three regions experienced declines in 2000, and Massachusetts and New England saw continuing, if milder, decreases in authorizations for 2001. All regions experienced growth in 2002 and 2003, with New England surging by 14.2 percent from 2001, Massachusetts rebounding with 11.5 percent growth, while nationwide growth in authorizations was similar at 15.4 percent.

Both the economic recession of 1990-1991 and the subsequent economic recovery were strongly reflected in the Massachusetts housing sector, but the recession that began in 2001 has had a less pronounced impact on home sales. Significant declines in existing home sales in Massachusetts in 1989 and 1990 (of 10.9 percent and 28.8 percent, respectively) were followed by rapid sales growth between 1991 and 1993, when home sales in Massachusetts increased at a yearly rate substantially higher than the national average. Following this period of rapid growth, the growth in existing home sales slowed to a rate of 0.7 percent in 1994 and declined 2.6 percent in 1995. In 1996, 1997, and 1998, however, growth in existing home sales in Massachusetts was significant, outpacing the New England and national average in 1996 and 1997 with rates of 16.6 percent and 11.0 percent, respectively. This strong growth ended in 1999 when existing home sales in the Commonwealth declined 1.3 percent while growth in existing home sales nationally was 6.0 percent. In 2000, existing home sales in Massachusetts declined by 10 percent and did not start growing again until 2002.

Defense. Following a peak at $8.7 billion in the value of military prime contracts awarded to Massachusetts firms in fiscal 1986, defense-related contracts declined 17.2 percent by fiscal 1988 to $7.2 billion. By fiscal 1995, the value of defense-related prime contracts had declined to $4.8 billion. The net value of prime contract awards in Massachusetts oscillated between $4.2 and $5.2 billion from 1995 to 2002, but jumped 38 percent from 2002 to 2003 to reach $6.8 billion.

Since the early 1980s, the Commonwealth’s share of New England’s prime contract awards had remained around or above 50 percent. In 1998, Massachusetts’ share of New England’s prime contract awards dipped to 45.7 percent and in 1999, the Commonwealth’s share recovered only some of its losses, rising to 49.9 percent. In 2000, the commonwealth’s share of New England’s prime contract awards rose to a recent peak of 54.2 percent, but large increases elsewhere in New England in 2001 offset the Massachusetts increase and pushed the Commonwealth’s share in the region back down to 47.3 percent. In 2002, the Commonwealth’s share of the national total reached its lowest point in over two decades, but increased slightly to 3.6 percent in 2003 due to a $1.6 billion increase in aircraft engine, missile and space system, services and weapons procurement contracts. Despite this trend, Massachusetts remains the eighth largest recipient in defense spending.

Travel and Tourism. The travel and tourism industry represents a substantial component of the overall Massachusetts economy. Massachusetts is one of the nation’s most popular tourist and travel destinations for both domestic and international visitors. The greater Boston area is New England’s most popular destination, as the site of many popular and historic attractions including the New England Aquarium, Boston’s Museum of Fine Arts, Boston’s Museum of Science, the U.S.S. Constitution, the Kennedy Library and Museum, and Faneuil Hall Marketplace.

The Massachusetts Office of Travel and Tourism estimates that 24.3 million domestic travelers traveled to or within the Commonwealth in 2002, a decrease of 6.9 percent from 2001. Additionally, 1.8 million international travelers visited Massachusetts in 2002. Leisure is the primary reason for 77 percent of tourist trips to Massachusetts. The latest available economic impact data indicates that direct spending by visitors to Massachusetts totaled $11.7 billion in 2001, a decrease of 12.0 percent from the 2000 level.

State Taxes. Per capita state taxes in Massachusetts are significantly higher, 28.5 percent, than the national average. In 2004, the total per capita state tax bill in the United States was $2,025. Citizens of the Commonwealth, however, paid $2,602 on average, the seventh highest rate in the nation and an increase of 7.2 percent from the previous year’s $2,427. In New England, citizens in Connecticut and Vermont paid more per capita, and all New England states except New Hampshire (47th), ranked in the top 16 for per capita state tax collections. In 2004, over half (52.9%) of the state taxes in Massachusetts came from the state income tax. Per capita individual income taxes in Massachusetts were $1,376, up 10.3% from $1,248 in 2003. Also increasing in 2004 were sales receipts, 1.2 percent, corporate net income, 10.1 percent, and other taxes (licenses, death and gift, and documentary and stock transfer), 12.3 percent.

State Government Spending in Massachusetts. Massachusetts ranked 16th in the nation in per capita expenditures ($5,095) in 2003 while it ranked 13th and spent more ($5,122) in 2002. This represents a 0.5 percent decrease in per capita expenditures from 2002 to 2003. Massachusetts spent more state funds per capita on debt service ($386) and less on education ($1,055) in 2003 than any of its New England neighbors. Massachusetts spent 7.7 percent less on debt service and 3.4 percent more on education in 2003 than 2002. While all New England states used less than the national average of 28.1 percent for intergovernmental expenditures, the variation within the region is significant, with intergovernmental expenditures representing 13.9 percent of Rhode Island expenditures, 19.7 percent of Massachusetts expenditures, and 24.3 percent of Vermont expenditures in 2003.

Federal Government Spending in Massachusetts. Federal government spending contributes a significant amount to the economy of Massachusetts. In fiscal 2003, Massachusetts ranked eleventh among states in per capita distribution of federal funds, with total spending of $7,969 per person, excluding loans and insurance. Massachusetts’ share of total federal spending declined steadily between 1990 and 1999, and has stabilized in the range of 2.48 percent to 2.52 percent between 1998 and 2003. Federal spending includes grants to state and local governments, direct payments to individuals, wage and salary employment, and procurement contracts, and includes only those expenditures that can be associated with individual states and territories.

A large percentage of Fiscal Year 2003 federal spending in Massachusetts was composed of health care and social programs like Medicare and Social Security. Massachusetts was above the national average in per capita federal grants to state and local governments, receiving $2,071 per capita compared to a national average of $1,496. Per capita federal spending on salaries and wages in 2003 was lower in Massachusetts than in the rest of the nation ($535 compared to a national average of $713) but Massachusetts was above the national average in per capita direct federal payments to individuals ($4,062 compared to a national average of $3,690). Massachusetts ranked 14th among states in per capita procurement contract awards ($1,299, compared to a national average of $1,011) in 2003.

Infrastructure

Major Infrastructure Projects. Several major public sector-sponsored construction projects are underway in the Boston region, providing significant economic and employment benefits to the state.

The “Big Dig,” the world’s largest highway project, includes the depression of the central artery which traverses the City of Boston, and the construction of a third harbor tunnel linking downtown Boston to Logan Airport. The new Central Artery is designed to meet Boston’s future traffic demand and is anticipated to carry 245,000 vehicles per day by 2010 with minimal congestion. The Project will also strengthen connections among

Boston’s air, rail and seaport terminals. By offering travelers and shippers increased choice and flexibility among these different modes of transportation, the Project is contributing to the creation of an integrated, intermodal transportation system for the entire region. The Ted Williams Tunnel, which stretches under Boston Harbor from South Boston to Logan Airport, opened to commercial traffic in late 1995 and to all traffic in December 2001, and will carry an estimated 98,000 vehicles daily in 2010. The Central Artery Project’s total cost is estimated to be $14.63 billion, with nearly half funded by the federal government. More than $1.5 billion of the state’s share of future federal funding is slated to go toward the Big Dig until 2012. As of April 4, 2004, construction was 93.5 percent complete.

The $385 million Route 3 North project improves safety and travel along the Route 3 highway mainline and the adjacent roadways. Route 3 North is 21 miles in length from the Route 128 interchange in Burlington to the New Hampshire border. Initial survey and sub-surface work commenced along the Route 3 corridor in the fall of 2000 and the total project is estimated to take 42 months to complete. This design-build project includes adding a travel lane and two 10 inch shoulders in each direction, the replacement of 47 bridges, a park and ride facility as well as various environmental improvements.

The Massachusetts Bay Transportation Authority (MBTA) Silver Line project creates the first new MBTA rapid transit line in 90 years. The Silver Line is a state-of-the-art Bus Rapid Transit (BRT) system. This transit line is being completed in three phases. The first and second segments are being introduced as two, separate BRT lines: Silver Line Phase I, which has been open since 2002, travels along Washington Street between Dudley Square and Downtown; and Silver Line Phase II, now under construction and set to open in 2004, will run-underground from South Station to the South Boston Waterfront and continue aboveground to the Boston Convention and Exhibition Center, Marine Industrial Park, and Logan. The third phase, Silver Line Phase III, which is currently in design, will link Phases I and II. When the final phase has been completed, all three segments will connect to become the MBTA’s fifth rapid transit line. It will offer a seamless link between the communities of Roxbury, the South End, Chinatown, Downtown, and South Boston. More than $450 million has been invested in the Washington Street corridor in both commercial and residential development projects.

The MBTA Greenbush project will restore commuter rail service on the existing right-of-way known as the Greenbush corridor through the towns of Braintree, Weymouth, Hingham, Cohasset and Scituate, Massachusetts. The project begins at the connection with the existing MBTA Old Colony Main Line at the Braintree Wye in East Braintree, and extends 18 miles easterly along the former New Haven Railroad Greenbush Branch to the terminus in the Greenbush section of Scituate, Notice to proceed for design was issued in April of 2002 and the project is targeted for completion in June of 2006. The Massachusetts Executive Office of Transportation and Construction’s Lawrence Gateway Project, generally regarded as an integral step in the renaissance of this historic mill city, will offer 1.2 million square feet of cost-effective, quality office space in the mills along the Merrimack River and the canal district, as well as dramatically improved access to Routes 495, 93 and 95.

On February 10, 2004, the governor filed a $1.15 billion bill for capital transportation spending that guarantees the state will invest at least $400 million every year in upgrading the Commonwealth’s roads and bridges until the year 2012. The 2004 Transportation Bond Bill will provide three years worth of new capital authorization for critical transportation priorities. Funding provisions in the Bond Bill include $425 million for federally assisted transportation projects to support the road and bridge program, $300 million for Chapter 90 local aid, $210 million for non-federally assisted roadway projects, $102 million to protect rail freight properties and to provide capital assistance to Regional Transit Authorities (RTAs) and $23 million for various local grant programs.

Massport owns and operates Logan, Hanscom Field, Worcester Regional Airport, the Port of Boston, and several smaller assets. Logan is undergoing a more than $4 billion modernization program that will result in improved access, modern facilities, and the latest customer amenities. In addition, Massport, which owns and operates Logan, has been nationally-recognized for being the first U.S. airport authority to design and build an inline 100% bag screening system, deploy an anti-terrorism unit armed with submachine guns and hand held wireless computers, and implement behavior profiling to spot potential terrorists.

The Port of Boston has instituted port optimization, which consolidated all container operations at Conley Terminal in South Boston, where Massport invested $50 million in four post-Panamax cranes, deeper berths and a modern, timesaving l0-lane gate facility. At the same time, Moran Terminal was transformed into Boston Autoport, state-of-the-art facility that can offload 400 cars an hour and process over 100,000 cars a year. It increased warehousing by replacing two unused cargo buildings with a 200,000-square-foot warehouse and cargo transfer facility in South Boston, International Cargo Port Inc. Harbor dredging is now underway and, when complete, will improve navigation and safety, reduce cargo handling costs and further control product costs to New England businesses and consumers. It introduced value-added services for customers, such as the Harbor Maintenance Tax, which provides a dollar-for-dollar tax credit for shippers using the Port of Boston. It anticipates the expansion of 120,000 square feet of rehabilitated space to respond to increased demands by cruise lines and their passengers at the Black Falcon Cruise Terminal.

COMMONWEALTH BUDGET AND FINANCIAL MANAGEMENT CONTROLS

Operating Fund Structure

The Commonwealth’s operating fund structure satisfies the requirements of state finance law and is in accordance with Generally Accepted Accounting Principles (“GAAP”), as defined by the Government Accounting Standards Board (“GASB”). The General Fund and those special revenue funds that are appropriated in the annual state budget receive most of the non-bond and non-federal grant revenues of the Commonwealth. These funds are referred to as the “budgeted operating funds” of the Commonwealth. They do not include the capital projects funds of the Commonwealth, into which the proceeds of Commonwealth bonds are deposited.

Prior to the General Appropriations Act (“GAA”) for fiscal 2004, there were three principal budgeted operating funds used in the calculation of the consolidated net surplus: the General Fund, the Highway Fund and the Local Aid Fund. Expenditures from these three funds generally accounted for approximately 93% of total expenditures of the budgeted operating funds. The remaining approximately 7% of expenditures occur in several dedicated operating funds (Minor Funds) not included in the calculation of the consolidated net surplus. State finance law also provides for a Stabilization Fund, a Capital Projects Fund and a Tax Reduction Fund, which funds relate to the use of any aggregate fiscal year-end surplus in the Commonwealth’s three principal budgeted operating funds.

The fiscal 2004 GAA repealed the Local Aid Fund and many of the Minor Funds and amended the statutory definition of balance. As of June 30, 2003, the remaining funds include the General Fund, the Highway Fund and the Stabilization Fund, certain administrative control funds including the Temporary Holding Fund and the Intragovernmental Service Fund and the Inland Fisheries and Game Fund, the Workforce Training Fund, the Federal Medicaid Assistance Percentage Escrow Fund (which expired in fiscal 2005), the Massachusetts Tourism Fund and the Children’s and Senior’s Health Care Assistance Fund. The Collective Bargaining Reserve Fund and the Tax Reduction Fund are enabled in legislation but are inactive. As of fiscal 2004, the General Fund, Highway Fund, Workforce Training Funds Federal Medicaid Assistance Percentage Escrow Fund, Massachusetts Tourism Fund and Children’s and Senior’s Health Care Assistance Fund were included in the calculation of the consolidated net surplus. In fiscal 2005 the Division of Energy Resources Credit Trust Fund and any other budgeted fund, unless specifically exempted in statute, are to be included in the calculation.

Overview of Operating Budget Process

Generally, funds for the Commonwealth’s programs and services must be appropriated by the Legislature. The process of preparing a budget begins with the Executive branch early in the fiscal year preceding the fiscal year for which the budget will take effect. The legislative budgetary process begins in late January (or, in the case of a newly elected Governor, not later than March) with the Governor’s budget submission to the Legislature for the fiscal year commencing in the ensuing July. The Massachusetts constitution requires that the

Governor recommend to the Legislature a budget which contains a statement of all proposed expenditures of the Commonwealth for the upcoming fiscal year, including those already authorized by law, and of all taxes, revenues, loans and other means by which such expenditures are to be defrayed. By statute, the Legislature and the Governor must approve a balanced budget for each fiscal year, and no supplementary appropriation bill may be approved by the Governor if it will result in an unbalanced budget. However, this is a statutory requirement that may be superseded by an appropriation act.

The House Ways and Means Committee considers the Governor’s budget recommendations and, with revisions, proposes a budget to the full House of Representatives. Once approved by the House, the budget is considered by the Senate Ways and Means Committee, which in turn proposes a budget to be considered by the full Senate. In recent years, the legislative budget review process has included joint hearings by the Ways and Means Committees of the Senate and the House. After Senate action, a legislative conference committee develops a joint budget recommendation for consideration by both houses of the Legislature, which upon adoption is sent to the Governor. Under the Massachusetts constitution, the Governor may veto the budget in whole or disapprove or reduce specific line items (line item veto). The Legislature may override the Governor’s veto or specific line-item vetoes by a two-thirds vote of both the House and Senate. The annual budget legislation, as finally enacted, is known as the GAA.

In years in which the GAA is not approved by the Legislature and the Governor prior to the beginning of the applicable fiscal year, the Legislature and the Governor generally approve a temporary budget under which funds for the Commonwealth’s programs and services are appropriated based upon the level of appropriations from the prior fiscal year budget.

State finance law requires the Commonwealth to monitor revenues and expenditures during a fiscal year. For example, the Secretary of Administration and Finance is required to provide quarterly revenue estimates to the Governor and the Legislature, and the Comptroller publishes a quarterly report of planned and actual revenues. Department heads are required to notify the Secretary of Administration and Finance and the House and Senate Committees on Ways and Means of any anticipated decrease in estimated revenues for their departments from the federal government or other sources or if it appears that any appropriation will be insufficient to meet all expenditures required in the fiscal year by any law, rule, regulation or order not subject to the administrative control. The Secretary of Administration and Finance must notify the Governor and the House and Senate Committees on Ways and Means whenever the Secretary determines that revenues will be insufficient to meet authorized expenditures. The Secretary of Administration and Finance is then required to compute projected deficiencies and, under Section 9C of Chapter 29 of the General Laws, the Governor is required to reduce allotments, to the extent lawfully permitted to do so, or submit proposals to the Legislature to raise additional revenues or to make appropriations from the Stabilization Fund to cover such deficiencies. The Supreme Judicial Court has ruled that the Governor’s authority to reduce allotments of appropriated funds extends only to appropriations of funds to state agencies under the Governor’s control.

Cash and Budgetary Controls

The Commonwealth has in place controls designed to ensure that sufficient cash is available to meet the Commonwealth’s obligations, that state expenditures are consistent with periodic allotments of annual appropriations and that monies are expended consistently with statutory and public purposes. Two independently elected Executive Branch officials, the State Treasurer and the State Auditor, conduct the cash management and audit functions, respectively. The Comptroller conducts the expenditure control function. The Secretary of Administration and Finance is the Governor’s chief fiscal officer and provides overall coordination of fiscal activities.

Capital Investment Process and Controls

Authorization for capital investments requires approval by the Legislature. Based on outstanding authorizations, the Executive Office for Administration and Finance, at the direction of the Governor and in conjunction with the cabinet and other officials, establishes a capital investment plan. The plan is an administrative guideline and subject to amendment at any time. The plan assigns authority for secretariats and agencies to spend on capital projects and is reviewed each fiscal year. The primary policy objective of the plan is to determine the Commonwealth’s investment needs and the required level of funding necessary to support these needs.

Capital expenditures are primarily financed with debt proceeds, federal reimbursements, payments from third parties and transfers from other governmental funds. The issuance of debt also requires two-thirds approval by both houses of the Legislature. Upon such approval, the Governor submits a bill to the Legislature, which describes the terms and conditions of the borrowing for the authorized debt. The Governor, through the Secretary of Administration and Finance, controls the amount of capital expenditures through the allotment of funds in support of such authorizations, and therefore controls the amount of debt issued to finance such expenditures.

The Comptroller has established various funds to account for financial activity related to the acquisition or construction of capital assets. In addition, accounting procedures and financial controls have been instituted to limit agency capital spending to the levels approved by the Governor. Since July 1991, all agency capital spending has been tracked against the plan on both a cash and encumbrance accounting basis on MMARS, and federal reimbursements have been budgeted and monitored against anticipated receipts.

Cash Management Practices of State Treasurer

The State Treasurer is responsible for ensuring that all Commonwealth financial obligations are met on a timely basis. The Massachusetts constitution requires that all payments by the Commonwealth (other than debt service) be made pursuant to a warrant approved by the Governor’s Council. The Comptroller prepares certificates which, with the advice and consent of the Governor’s Council and approval of the Governor, become the warrant to the State Treasurer. Once the warrant is approved, the State Treasurer’s office disburses the money.

The Cash Management Division of the State Treasurer’s office accounts on a daily basis for cash received into over 600 separate accounts of the Department of Revenue and other Commonwealth agencies and departments. The Division relies primarily upon electronic receipt and disbursement systems.

The State Treasurer is required to submit quarterly cash flow projections for the then current fiscal year to the House and Senate Committees on Ways and Means on or before each September 1, December 1, March 1 and June 1. The projections must include estimated sources and uses of cash, together with the assumptions from which such estimates were derived and identification of any cash flow gaps. The State Treasurer’s office also oversees the Commonwealth’s commercial paper program. The State Treasurer’s office, in conjunction with the Executive Office for Administration and Finance, is also required to develop quarterly and annual cash management plans to address any gap identified by the cash flow projections and variance reports.

Fiscal Control, Accounting and Reporting Practices of Comptroller

The Comptroller is responsible for oversight of fiscal management functions, establishment of all accounting policies and practices and publication of official financial reports. The Comptroller maintains the Massachusetts Management Accounting and Reporting System (MMARS), the centralized state accounting system that is used by all state agencies and departments except independent state authorities. MMARS provides a ledger-based system of revenue and expenditure accounts enabling the Comptroller to control obligations and expenditures effectively and to ensure that appropriations are not exceeded during the course of the fiscal year. The Commonwealth’s statewide accounting system also has various modules for receivables, payables, fixed assets and other processes management. In fiscal 2004 the Comptroller completed a conversion of this system to a newer version utilizing updated technology.

Expenditure Controls. The Comptroller requires that the amount of all obligations under purchase orders, contracts and other commitments for the expenditures of monies be recorded as encumbrances. Once encumbered, these amounts are not available to support additional spending commitments. As a result of these encumbrances, spending agencies can use MMARS to determine at any given time the amount of their appropriations available for future commitments.

The Comptroller is responsible for compiling expenditure requests into the certificates for approval by the Governor’s Council. In preparing these certificates, which become the warrant, the Comptroller’s office has systems in place to ensure that the necessary monies for payment have been both appropriated by the Legislature and allotted by the Governor in each account and sub-account. By law, certain obligations may be placed upon the warrant even if the supporting appropriation or allotment is insufficient. These obligations include debt service, which is specifically exempted by the state constitution from the warrant requirement, and Medicaid payments, which are mandated by federal law.

Although state finance law generally does not create priorities among types of payments to be made by the Commonwealth in the event of a cash shortfall, the Comptroller has developed procedures, in consultation with the State Treasurer and the Executive Office for Administration and Finance, for prioritizing payments based upon state finance law and sound fiscal management practices. Under those procedures, debt service on the Commonwealth’s bonds and notes is given the highest priority among the Commonwealth’s various payment obligations.

Internal Controls. The Comptroller establishes internal control policies and procedures in accordance with state finance law. Agencies are required to adhere to such policies and procedures. Any violation of state finance law or regulation or other internal control weaknesses must be reported to the State Auditor, who is authorized to investigate and recommend corrective action.

Statutory Basis of Accounting. In accordance with state law, the Commonwealth adopts its budget and maintains financial information on a statutory basis of accounting. Under the statutory basis, tax and departmental revenues are accounted for on a modified cash basis by reconciling revenue to actual cash receipts confirmed by the State Treasurer. Certain limited revenue accruals are also recognized, including receivables from federal reimbursements with respect to paid expenditures. Expenditures are measured on a modified cash basis including actual cash disbursements and encumbrances for goods or services received prior to the end of a fiscal year.

For most Commonwealth programs and services, the measurement of expenditures under the statutory basis of accounting is equivalent to such measurement on a GAAP basis. However, for certain federally mandated entitlement programs, such as Medicaid, expenditures are recognized under the statutory basis of accounting only to the extent of disbursements supported by current-year appropriations. Some prior year services billed after the start of a fiscal year are normally paid from the new fiscal year’s appropriation, in an amount determined by the specific timing of billings and the amount of prior year funds that remained after June 30 to pay the prior year’s accrued billings.

GAAP Basis of Accounting. Since fiscal 1986, the Comptroller has prepared Commonwealth financial statements on a GAAP basis. The emphasis is on demonstrating inter-period equity through the use of modified accrual accounting for the recognition of revenues and expenditures/expenses. In addition to the primary government, certain independent authorities and agencies of the Commonwealth are included as component units within the Commonwealth’s reporting entity, primarily as non-budgeted enterprise funds.

There are two measurement foci and bases of accounting under GAAP—the economic resources management focus and the current financial resources management focus. GASB 34 added the economic resources management focus layer of GAAP reporting (otherwise known as the “entity-wide perspective”), where revenues and expenses (different from expenditures) are presented similar to a private company. Revenues are recorded when earned and expenses are recorded when a liability is incurred, regardless of the timing of cash flows. Grants and similar items are recognized as revenues as soon as all eligibility requirements imposed by the provider have been met.

Under the current financial resources management focus of GAAP (otherwise known as “fund perspective”), revenues are reported in the period in which they become both measurable and available. Revenues are “available” when they are expected to be collected within the current period or soon enough thereafter to be used to pay liabilities of the current period.

Significant revenues susceptible to accrual include income, sales and use, corporation and other taxes, federal grants and reimbursements and reimbursements for the use of materials and services. Tax accruals, which represent the estimated amounts due to the Commonwealth on previous filings, over and under withholdings, estimated payments on income earned and tax refunds and abatements payable, are all recorded as adjustments to statutory basis tax revenues.

Major expenditure accruals are recorded for the cost of Medicaid claims that have been incurred but not paid, claims and judgments and compensated absences such as vacation pay earned by state employees.

GASB 34 presents the current and long-term portion of all liabilities on the face of a statement of net assets.

Audit Practices of State Auditor

The State Auditor is mandated under state law to conduct an audit at least once every two years of all activities of the Commonwealth. The audit encompasses 750 entities, including the court system and the independent authorities, and includes an overall evaluation of management operations. The State Auditor also has the authority to audit federally aided programs and vendors under contract with the Commonwealth, as well as to conduct special audit projects. The State Auditor conducts both financial compliance and performance audits in accordance with generally accepted government auditing standards issued by the Comptroller General of the United States. In addition, and in conjunction with the independent public accounting firm Deloitte & Touche LLP, the State Auditor performs a significant portion of the audit work relating to the state single audit.

Within the State Auditor’s office is the Division of Local Mandates, which evaluates all proposed and actual legislation to determine the financial impact on the Commonwealth’s cities and towns. In accordance with state law, the Commonwealth is required to reimburse cities and towns for any costs incurred through mandated programs established after the passage of Proposition 2 1/2, the statewide tax limitation enacted by the voters in 1980, unless expressly exempted from those provisions, and the State Auditor’s financial analysis is used to establish the amount of reimbursement due to the Commonwealth’s cities and towns.

LONG TERM LIABILITIES

General Authority to Borrow

Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the Legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of, any corporation which is privately owned or managed.

The Commonwealth has waived its sovereign immunity and consented to be sued on contractual obligations, which term includes bonds and notes issued by it and all claims with respect thereto. However, the property of the Commonwealth is not subject to attachment or levy to pay a judgment, and the satisfaction of any judgment generally requires legislative appropriation. Enforcement of a claim for payment of principal of or interest on bonds and notes of the Commonwealth may also be subject to the provisions of federal or Commonwealth statutes, if any, hereafter enacted extending the time for payment or imposing other constraints upon enforcement, insofar as the same may be constitutionally applied. The United States Bankruptcy Code is not applicable to states.

Statutory Limit on Direct Debt. Legislation enacted in December 1989 imposes a limit on the amount of outstanding “direct” bonds of the Commonwealth. The law, which is codified in Section 60A of Chapter 29, set a fiscal 1991 limit of $6.8 billion and provided that the limit for each subsequent fiscal year was to be 105% of the previous fiscal year’s limit. This limit is calculated under the statutory basis of accounting, which differs from GAAP in that the principal amount of outstanding bonds is measured net of discount and costs of issuance. The law further provides that bonds to be refunded from the proceeds of Commonwealth refunding bonds are to be excluded from outstanding “direct” bonds upon the issuance of the refunding bonds. Pursuant to Chapter 33 of the Acts of 1991, the Commonwealth’s outstanding special obligation highway revenue bonds are not to be counted in computing the amount of bonds subject to this limit. Pursuant to Chapter 5 of the Acts of 1991, $287.2 million of Commonwealth refunding bonds issued in September and October 1991 are not counted in computing the amount of the bonds subject to this limit. Pursuant to Chapter 11 of the Acts of 1997, federal grant anticipation notes are also not to be counted in computing the amount of the bonds subject to this limit. Pursuant to Chapter 127 of the Acts of 1999, bonds issued to pay the operating notes issued by the MBTA or to reimburse the Commonwealth for advances to the MBTA are not to be counted in computing the amount of the bond subject to this limit. Pursuant to Chapter 87 of the Acts of 2000, as amended, bonds payable from the Central Artery and Statewide Road and Bridge Infrastructure Fund are not to be counted in computing the amount of the bonds subject to this limit. Pursuant to Chapter 201 of the Acts of 2004, up to $1 billion of bonds issued to finance the Massachusetts School Building Authority (“MSBA”) are-not to be counted in computing the amount of bonds subject to this limit. The statutory limit on “direct” bonds during fiscal 2005 was $13.464 billion.

Limit on Debt Service Appropriations. In January 1990, legislation was enacted to impose a limit on debt service appropriations in Commonwealth budgets beginning in fiscal 1991. The law, which is codified as Section 60B of Chapter 29 of the General Laws, provides that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt of the Commonwealth. Debt service relating to bonds that are excluded from the debt limit on direct debt is not included in the limit on debt service appropriations. Section 60B is subject to amendment or repeal by the Legislature at any time and may be superseded in the annual appropriations act for any year.

Commonwealth Debt. The Commonwealth is authorized to issue three types of debt directly—general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Highway Fund or with a pledge of receipts credited to the Convention Center Fund. See “Special Obligation Debt.” Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements. See “Federal Grant Anticipation Notes.”

Other Long-Term Liabilities. The Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as either (a) general obligation contract assistance liabilities, (b) budgetary contractual assistance liabilities or (c) contingent liabilities.

General obligation contract assistance liabilities arise from statutory requirements for payments by the Commonwealth to the Massachusetts Convention Center Authority, the Massachusetts Development Finance Agency and the Foxborough Industrial Development Financing Authority of 100% of the debt service of certain bonds issued by those authorities, as well as payments to the Massachusetts Water Pollution Abatement Trust and the Massachusetts Turnpike Authority (“MTA”) that are not explicitly tied to debt service. Such liabilities constitute a pledge of the Commonwealth’s credit for which a two-thirds vote of the Legislature is required.

Budgetary contract assistance liabilities arise from statutory requirements for payments by the Commonwealth under capital leases, including leases supporting certain bonds issued by the Chelsea Industrial Development Financing Authority and the Route 3 North Transportation Improvements Association and other contractual agreements, including a contract supporting certain certificates of participation issued for Plymouth County and the grant agreements underlying the school building assistance program. Such liabilities do not constitute a pledge of the Commonwealth’s credit.

Contingent liabilities relate to debt obligations of independent authorities and agencies of the Commonwealth that are expected to be paid without Commonwealth assistance, but for which the Commonwealth has some kind of liability if expected payment sources do not materialize. These liabilities consist of guaranties and similar obligations with respect to which the Commonwealth’s credit has been pledged, as in the case of certain debt obligations of the MBTA, certain regional transit authorities, the Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority and the higher education building authorities; and of statutorily contemplated payments with respect to which the Commonwealth’s credit has not been pledged, as in the case of the Commonwealth’s obligation to replenish the capital reserve funds securing certain debt obligations of the Massachusetts Housing Finance Agency and the Commonwealth’s obligation to fund debt service, solely from monies otherwise appropriated for the affected institution, owed by certain community colleges and state colleges on bonds issued by the Massachusetts Health and Educational Facilities Authority and the Massachusetts State College Building Authority.

General Obligation Debt

The Commonwealth issues general obligation bonds and notes pursuant to Chapter 29 of the General Laws. General obligation bonds and notes issued thereunder are deemed to be general obligations of the Commonwealth to which its full faith and credit is pledged for the payment of principal and interest when due, unless specifically provided otherwise on the face of such bond or note.

Notes. The Commonwealth is authorized to issue short-term general obligation debt as revenue anticipation notes or bond anticipation notes. Revenue anticipation notes may be issued by the State Treasurer in any fiscal year in anticipation of the receipts for that year. Revenue anticipation notes must be repaid no later than the close of the fiscal year in which they are issued. Bond anticipation notes may be issued by the State Treasurer in anticipation of the issuance of bonds, including special obligation convention center bonds. See “Special Obligation Debt.” As of September 2005, the Commonwealth had liquidity support for a $1 billion commercial paper program for general obligation notes, through five $200 million credit lines expiring on dates between September 2005 and November 2015.

Synthetic Fixed Rate Bonds. In connection with the issuance of certain general obligation bonds that were issued as variable rate bonds, the Commonwealth has entered into interest rate exchange (or “swap”) agreements with certain counterparties pursuant to which the counterparties are obligated to pay the Commonwealth an amount equal to the variable rate payment on the related bonds and the Commonwealth is obligated to pay the counterparties a stipulated fixed rate. Only the net difference in interest payments is actually exchanged with the counterparty, and the Commonwealth is responsible for making interest payments to the variable rate bondholders. The effect of the agreements is to fix the Commonwealth’s interest payment obligations with respect to the variable rate bonds. The Commonwealth will be exposed to a variable rate if the counterparties default or if the swap agreements are terminated. Termination of a swap agreement may also result in the Commonwealth’s making or receiving a termination payment. The variable rate bonds associated with such swaps are supported by stand-by bond purchase liquidity facilities with commercial banks which require the applicable bank to purchase any bonds that are tendered and not successfully remarketed. Unless and until remarketed, the Commonwealth would be required to pay the bank interest on such bonds at a rate equal to the bank’s prime rate. In addition, the Commonwealth would be required to amortize the principal of any such bonds according to an accelerated schedule. Such liquidity facilities expire well before the final maturity date of the related bonds and are expected to be renewed. As of January 1, 2005, the amount of such variable rate bonds outstanding with a synthetic fixed rate agreement was $1.548 billion.

Variable Rate Demand Bonds, Auction Rate Securities and U-Plan Bonds. As of June 30, 2004, the Commonwealth had outstanding approximately $184.0 million of variable rate demand bonds (not converted to a synthetic fixed rate as described above) in a daily interest rate mode, with liquidity support provided by commercial banks under agreements terminating in February 2006. As of June 30, 2004, the Commonwealth had outstanding $401.5 million of auction rate securities in a seven-day interest rate mode. As of June 30, 2004, the Commonwealth had outstanding approximately $83.6 million of variable rate “U-Plan” bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority, which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with current interest at the rate of 0.5%.

Interest Rate Swap Agreement Dispute. The Commonwealth is party to an interest rate swap agreement relating to the Commonwealth’s General Obligation Refunding Bonds, 2001 Series B and 2001 Series C, pursuant to which the Commonwealth makes payments at a fixed rate of 4.15% per annum and receives payments from its swap counterparty at a floating rate based on the actual rate on its bonds, which are variable rate obligation bonds. The notional amount of the swap currently is $496,225,000 and the scheduled termination date is January 1, 2021. Swap payments are made monthly, with the Commonwealth netting its fixed rate obligation against the floating rate amount due from the swap counterparty. The swap documentation provides that the method for determining the floating rate obligation of the counterparty may change upon an “Event of Taxability” as defined therein. The swap counterparty has asserted that an Event of Taxability has occurred and that, as a result, commencing May 3, 2004, the Commonwealth’s monthly net payments to the counterparty must be increased. The Commonwealth disagrees with this assertion and, on April 23, 2004, filed a complaint in Suffolk County Superior Court seeking a declaratory judgment and related preliminary injunction relief (the “Action”). The swap payment made by the Commonwealth on May 3, 2004 and each monthly payment made thereafter have been calculated based on the pre-existing method. The Commonwealth and the swap counterparty have agreed that the Commonwealth may continue to make payments based on the pre-existing method pending the resolution of the Action, subject to the swap counterparty’s right to recover the difference if the Action is decided adversely to the Commonwealth. As of March 3, 2005 this difference is estimated to have aggregated to date approximately $1.1 million. The Commonwealth estimates that the present value to the Commonwealth of paying under the pre-existing method instead of the method asserted by the swap counterparty is approximately $28.4 million calculated as of March 2, 2005.

Special Obligation Debt

Highway Fund. Section 2O of Chapter 29 of the General Laws authorizes the Commonwealth to issue special obligation bonds secured by all or a portion of revenues accounted to the Highway Fund. Revenues which are currently accounted to the Highway Fund are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax. Chapter 33 of the Acts of 1991 authorizes the Commonwealth to issue such special obligation bonds in an aggregate amount not to exceed $1.125 billion. As of June 30, 2004, the Commonwealth had outstanding $719.2 million of such special obligation bonds, including $645.2 million of such bonds secured by a pledge of 6.860 of the 21¢ motor fuels excise tax.

Convention Center Fund. Chapter 152 of the Acts of 1997 authorizes $694.4 million of special obligation bonds to be issued for the purposes of building a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million) and the Worcester convention center ($19 million). The bonds are payable from monies credited to the Convention Center Fund created by legislation, which include the receipts from a

2.75% convention center financing fee added to the existing hotel tax in Boston, Cambridge, Springfield and Worcester, sales tax receipts from establishments near the proposed Boston facility that first opened on or after July 1, 1997, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, the entire hotel tax collected at hotels located near the new Boston facility and all sales tax and hotel tax receipts at new hotels in Boston and Cambridge first opened on or after July 1, 1997. The legislation requires a capital reserve fund to be maintained at a level equal to maximum annual debt service and provides that if the fund falls below its required balance the 2.75% convention center financing fee in Boston is to be increased (though the overall hotel tax in Boston, including the fee, cannot exceed 14%). In June 2004, the Commonwealth issued $686.7 million of special obligation bonds, secured solely by the pledge of receipts of tax revenues within the special districts surrounding the centers and other special revenues connected to such facilities.

Federal Grant Anticipation Notes

The Commonwealth has issued federal grant anticipation notes yielding aggregate net proceeds of $1.5 billion, the full amount authorized, to finance the current cash flow needs of the Central Artery/Ted Williams Tunnel project in anticipation of future federal reimbursements. The legislation authorizing such notes contains a statutory covenant that as long as any such grant anticipation notes remain outstanding, the Commonwealth will deposit all federal highway reimbursements into the Grant Anticipation Note Trust Fund, to be released to the Commonwealth once all the debt service and reserve funding obligations of the trust agreement securing the grant anticipation notes have been met. If the United States Congress reduces the aggregate amount appropriated nationwide for federal highway spending to less than $17.1 billion and debt service coverage with respect to the notes falls below 120%, then the legislation further pledges that 10 cents per gallon of existing motor fuel tax collections will be deposited into the trust fund, to be used for debt service on the, notes, subject to legislative appropriation. The notes are not general obligations of the Commonwealth. The notes mature between fiscal 2006 and fiscal 2015, inclusive. Under the trust agreement securing the notes, aggregate annual debt service on grant anticipation notes may not exceed $216 million. Such notes are secured by the pledge of federal highway construction reimbursement payments and by a contingent pledge of certain motor fuels excises.

On July 16, 2003, the Commonwealth issued special obligation refunding notes for the purpose of crossover refunding approximately $408.0 million of outstanding federal grant anticipation notes in 2008 and in 2010. Until the crossovers occur, interest on the notes will be paid solely by an escrow account established with the proceeds of the notes. Upon the refunding of $408.0 million of outstanding federal grant anticipation notes on the crossover dates, the refunding notes will become secured by the Grant Anticipation Note Trust Fund.

General Obligation Contract Assistance Liabilities

Massachusetts Convention Center Authority. The Massachusetts Convention Center Authority (MCCA) was created for the purpose of promoting the economic development of the Commonwealth through the operation of the Hynes Convention, Center, the Boston Common Parking Garage and the Springfield Convention Center. In addition, the MCCA is overseeing the construction of the Boston Convention and Exhibition Center. The MCCA has issued bonds which are fully secured by contract assistance payments by the Commonwealth, which payments are limited by statute to an amount equal to the annual debt service on $200 million of bonds outstanding at any one time. The assistance contract is a general obligation of the Commonwealth for which its full faith and credit is pledged. As of June 30, 2004, the MCCA had $30.6 million of such bonds outstanding.

Massachusetts Development Finance Agency. On September 30, 1998, the Massachusetts Government Land Bank and the Massachusetts Industrial Finance Agency were legally merged into a successor entity, the Massachusetts Development Finance Agency (MassDevelopment). MassDevelopment has succeeded to all of the assets and liabilities of the Government Land Bank. MassDevelopment assists in the development of state and federal surplus property for private use and in the development of substandard, blighted or decadent open areas in the Commonwealth. MassDevelopment has direct borrowing power. The Commonwealth is required to provide contract assistance payments necessary to defray debt service on up to $80 million of bonds issued to redevelop the former federal military base at Fort Devens. The contract with MassDevelopment is a general obligation of the Commonwealth for which the full faith and credit of the Commonwealth is pledged. As of June 30, 2004, MassDevelopment had $33.1 million of bonds outstanding, which are secured by the contract assistance from the Commonwealth. No more such bonds may be issued under current law.

Foxborough Industrial Development Financing Authority. Pursuant to legislation approved May 24, 1999, the Commonwealth entered into a contract for financial assistance with the Foxborough Industrial Development Financing Authority in June 2000 obligating the Commonwealth to, pay the full amount of the debt service on bonds issued to finance up to $70 million of capital expenditures for infrastructure improvements related to the construction of a new professional football stadium in the town of Foxborough. The obligation of the Commonwealth to make such payments is a general obligation for which the full faith and credit of the Commonwealth is pledged. Under the authorizing legislation the Commonwealth is to receive $400,000 per year in parking fees for stadium-related events, an administrative fee of $1 million per year from the stadium lessee and will be entitled to recover from the stadium lessee a portion of its contract assistance payments if professional football ceases being played at the stadium during the term of the bonds. As of June 30, 2004, the Foxborough Industrial Development Financing Authority had $63.8 million of such bonds outstanding. No more such bonds may be issued under current law.

Massachusetts Turnpike Authority. The Commonwealth is obligated to pay contract assistance to the MTA pursuant to legislation enacted in 1998 and a contract for financial assistance dated as of February 19, 1999 between the Turnpike Authority and the Commonwealth. The payments are in recognition of the financial burden imposed on the Turnpike Authority by virtue of its assumption of the responsibility for operation and maintenance of certain roadways in the Metropolitan Highway System that were formerly maintained by the Commonwealth. The Commonwealth’s obligation to make such payments is a general obligation for which the faith and credit of the Commonwealth is pledged for the benefit of the Turnpike Authority and its bondholders. The contract provides that no later than September 1 of each year the Turnpike Authority is to submit to the Secretary of Transportation a certificate setting forth the total amount of costs incurred by the Turnpike Authority during the prior fiscal year in connection with the operation and maintenance of the roadways covered by the contract. The contract further provides that as soon as practicable following receipt of such certificate, but no later than December 1 of such year, the Commonwealth is to pay the Turnpike Authority the amount set forth in such certificate, subject to Commonwealth review, provided that such payment may not be less than $2 million on account of fiscal 2000, may not be less than $5 million on account of fiscal 2001 and each fiscal year thereafter prior to the fiscal year in which the final segment of the affected roadways is transferred to the Turnpike Authority and may not be more than $25 million on account of the fiscal year in which such transfer occurs and each fiscal year thereafter.

Massachusetts Water Pollution Abatement Trust. The Massachusetts Water Pollution Abatement Trust was created to implement the Commonwealth’s state revolving fund program under Title VI of the federal Clean Water Act and the federal Safe Drinking Water Act. The Trust is authorized to apply for and accept federal grants and associated Commonwealth matching grants to capitalize the revolving fund and to issue debt obligations to make loans to local governmental units to finance eligible water pollution abatement and water treatment projects. Under state law, each loan made by the Trust is required to provide for debt service subsidies or other financial assistance sufficient to result in the loan being the financial equivalent of a net zero percent interest or two percent interest loan. Pursuant to Sections 11 and 12 of Chapter 236 of the Massachusetts General Laws, respectively, the annual contract assistance maximum for the Clean Water program is $71 million and the contract assistance maximum for the Safe Drinking Water program is $17 million. The contract assistance agreements constitute general obligations of the Commonwealth for which its faith and credit is pledged, and the Trust’s right to receive payments thereunder may be pledged by the Trust as security for repayment of the Trust’s debt obligations. As of June 30, 2004, the Trust had approximately $2.3 billion of bonds outstanding. Approximately 22% of the aggregate debt service on such bonds is expected to be paid from Commonwealth contract assistance.

Boston Housing Authority West Broadway Homes IV Project. In December 2003 the Boston Housing Authority (BHA) issued $10 million of housing project bonds to finance a portion of the costs of construction of a 133-unit lower income public housing project in South Boston. Proceeds of the bonds were lent by the BHA to the West Broadway Redevelopment Limited Partnership (Partnership) which will own and operate the project. The general partner of the Partnership is a Massachusetts non-profit corporation controlled by the BHA. In addition, proceeds of an approximately $10.8 million modernization grant from the Commonwealth and an approximately $3.6 million grant from the City of Boston have been loaned to the Partnership by the BHA to be applied to costs of the project. The Partnership also expects to apply an equity investment from its limited partners to construction costs in the approximate amount of $10 million. In December 2003 the BHA also issued $9 million of housing project notes to mature December 1, 2006, the proceeds of which were loaned to the Partnership to be applied to construction costs in anticipation of the Partnership’s equity investment. In accordance with an Amendment to Contract for Financial Assistance between the Commonwealth, acting by and through the Department of Housing and Community Development, and the BHA, the Commonwealth has agreed to advance additional grant funds to the BHA to be applied to the payment of the notes to the extent the Partnership’s equity investment is not received in time or amount sufficient to pay the principal amount’ of the notes at maturity. The Commonwealth has also agreed in the Amendment to Contract for Financial Assistance to advance additional grant funds to the BHA in an amount sufficient to redeem all or a portion of the bonds on December 1, 2006 to the extent the project has failed to demonstrate budgeted revenue sufficiency by: that date. Thereafter, the bonds will be secured by and payable solely from an assignment by the BHA of state operating subsidy funds allocable to the project, and other state assisted public housing projects owned by the BHA, loan repayments from the Partnership payable from project net income and reserve funds funded from bond and grant loan proceeds to the Partnership.

Budgetary Contractual Assistance Liabilities

Plymouth County Certificates of Participation. In May 1992, Plymouth County caused to be issued approximately $110.5 million of certificates of participation to finance the construction of a county correctional facility. In March 1999, Plymouth County caused to be issued approximately $140.1 million of certificates of participation to advance refund the 1992 certificates, construct an administration office building and auxiliary facilities near the county correctional facility and fund repairs and improvements to the facility. The Commonwealth, acting through the Executive Office of Public Safety and the Department of Correction, is obligated under a memorandum of agreement with Plymouth County to pay for the availability of 380 beds (out of 1,140) in the facility, regardless of whether 380 state prisoners are housed therein. The amounts payable by the Commonwealth will at least equal the debt service on the outstanding certificates of participation, but are subject to appropriation of such amounts by the Legislature in the annual budgetary line item for the Executive Office of Public Safety. The obligation of the Commonwealth under the memorandum of agreement does not constitute a general obligation or a pledge of the credit of the Commonwealth. As of June 30, 2004, Plymouth County had not more than $125.5 million of such certificates of participation outstanding.

City of Chelsea Commonwealth Lease Revenue Bonds. In November 1993, the Chelsea Industrial Development Financing Authority issued approximately $95.8 million of lease revenue bonds. The proceeds of the bonds were loaned to the Massachusetts Industrial Finance Agency (now MassDevelopment) and applied to the cost of the Massachusetts Information Technology Center, a tax processing facility of the Department of Revenue and a data processing information system center for the Department and for certain other departments and agencies of the Commonwealth. The bonds bear interest at a variable rate, and under an interest rate swap agreement that was entered into at the time, MassDevelopment receives variable rate payments with respect to the full amount of the bonds and is obligated to make fixed rate payments in exchange therefor. Simultaneously with the issuance of the bonds, the Commonwealth entered into a 30-year lease, which provides for the payment of debt service on the bonds and certain other expenses associated with the project. The obligations of the Commonwealth do not constitute a general obligation or a pledge of the credit of the Commonwealth or of MassDevelopment and are subject to annual appropriation by the Legislature. The Commonwealth’s lease obligations related to these bonds are set forth in the table below. As of June 30, 2004, the Chelsea Industrial Development Financing Authority had $78.2 million of such lease revenue bonds outstanding.

Route 3 North Transportation Improvements Association Commonwealth Lease Revenue Bonds. In August 2000, the Route 3 North Transportation Improvements Association issued approximately $394.3 million of lease revenue bonds to finance the reconstruction and widening of a portion of state Route 3 North. In May 2002, the Route 3 North Transportation Improvements Association issued approximately $312.7 million of refunding lease revenue bonds. In connection with the financing, the Commonwealth leased the portion of the highway to be improved to the Association, and the Association leased the property back to the Commonwealth pursuant to a sublease. Under the sublease the Commonwealth is obligated to make payments equal to the debt service on the bonds and certain other expenses associated with the project. The obligations of the Commonwealth do not constitute a general obligation or a pledge of the credit of the Commonwealth and are subject to annual appropriation by the Legislature. The Commonwealth’s sublease obligations related to these bonds are set forth in the table below. As of June 30, 2004, the Route 3 North Transportation Improvements Association had $410.1 million of such lease revenue bonds outstanding.

Saltonstall Building Redevelopment Corporation Project. In May 2002, MassDevelopment issued $195.8 million of lease revenue bonds pursuant to an agreement to loan the proceeds of the bonds to the MassDevelopment/ Saltonstall Building Redevelopment Corporation. The loan was used to finance the redevelopment of the Saltonstall State Office Building. Under the provisions of the legislation relating to the building’s redevelopment, the building was leased to MassDevelopment for a term of up to 50 years, with extension terms permitted for an aggregate of 30 more years. MassDevelopment will pay $2.45 million per year to the Commonwealth for the lease. MassDevelopment will renovate the building and sublease, half of it back to the Commonwealth for office space and related parking (for a comparable lease term) in respect of which sublease, the Commonwealth will make sublease payments to MassDevelopment. The remainder of the building has been redeveloped as private office space, as well as private housing units and retail establishments. The obligations of the Commonwealth under the office sublease do not constitute a general obligation or a pledge of the credit of the Commonwealth and are subject to annual appropriation by the Legislature. The Commonwealth’s full year costs include $7.065 million per year of base rent and parking space rent for the first five years, after which the parking space rent may be adjusted for fair market value every five years. In addition, included in the table below are the Commonwealth’s estimated pro-rata share of office operating expense reimbursements, escalating at 3% per year and also the Commonwealth’s replacement reserve contribution calculated at $.21 per rental square foot per year. As of June 30, 2004, MassDevelopment had $195.8 million of such lease revenue bonds outstanding for the Saltonstall redevelopment project.

Long-Term Operating Leases and Capital Leases. In addition to Commonwealth-owned buildings and facilities, the Commonwealth leases additional space from private parties. In certain circumstances, the Commonwealth has acquired certain types of capital assets under long-term capital leases; typically, these arrangements relate to computer and telecommunications equipment and to motor vehicles.

Contingent Liabilities

Massachusetts Bay Transportation Authority. The MBTA issues its own bonds and notes and is also responsible for the payment of obligations issued by the Boston Metropolitan District prior to the creation of the MBTA in 1964. Prior to July 1, 2000, the Commonwealth supported MBTA bonds and notes through guaranties of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of the MBTA’s net cost of service (current expenses, including debt service, minus current income). Beginning July 1, 2000, the Commonwealth’s annual obligation to support the MBTA for operating costs and debt service is limited to a portion of the revenues raised by the Commonwealth’s sales tax, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000. The Commonwealth’s obligation to pay such prior bonds is a general obligation for which its full faith and credit have been pledged. As of June 30, 2004, the MBTA had approximately $2.278 billion of such prior bonds outstanding. Such bonds are currently scheduled to mature annually through fiscal 2030, with annual debt service in the range of approximately $270 million to $292 million through fiscal 2013 and declining thereafter.

Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority. The Steamship Authority operates passenger ferries to Martha’s Vineyard and Nantucket. The Steamship Authority issues its own bonds and notes. Commonwealth support of the bonds and notes of Steamship Authority includes a Commonwealth guaranty pursuant to statutory provisions requiring the Commonwealth to provide the Authority with funds sufficient to meet the principal of and interest on their bonds and notes as they mature to the extent that funds sufficient for this purpose are not otherwise available to such entity and the Commonwealth’s payment, under applicable statutory provisions, of the net cost of service of the Steamship Authority (current expenses, including debt service, minus current income). The Steamship Authority is currently self-supporting, requiring no net cost of service or contract assistance payments. As of December 31, 2004, the Steamship Authority had $36.0 million (unaudited) of bonds and notes outstanding. The Commonwealth’s obligations to the Steamship Authority are general obligations for which its full faith and credit have been pledged.

Regional Transit Authorities. There are 15 regional transit authorities organized in various areas of the state. Prior to July 1, 2003, the bonds and notes of the RTAs included a Commonwealth guaranty pursuant to statutory provisions requiring the Commonwealth to provide each of the RTAs with funds sufficient to meet the principal of and interest on their bonds and notes as they matured to the extent that funds sufficient for this purpose were not otherwise available and the Commonwealth’s payment, under applicable statutory provisions, of the net cost of service of the RTAs (current expenses, including debt service, minus current income). As of June 30, 2004, the RTAs had not more than $100.6 million of bonds and, notes outstanding to which the Commonwealth’s full faith and credit have been pledged. The fiscal 2003 GAA amended the General Laws pertaining to RTA financing, pursuant to which amendment bonds and notes issued by the RTAs on and after July 1, 2003 are no longer guaranteed by the Commonwealth and are not general obligations of the Commonwealth.

University of Massachusetts Building Authority and Massachusetts State College Building Authority. Two higher education building authorities, created to assist institutions of public higher education in the Commonwealth, may issue bonds which are guaranteed as to their principal and interest by the Commonwealth. The guaranty is a general obligation of the Commonwealth for which its full faith and credit is pledged. In addition to such guaranty, certain revenues of these authorities, including dormitory rental income and student union fees, are pledged to their respective debt service requirements. While revenues thus far have been sufficient to meet debt service requirements, they have not been sufficient in all cases to pay operating costs. In such cases, the operating costs have been met by Commonwealth appropriations. As of June 30, 2004 the University of Massachusetts Building, Authority had approximately $191.0 million of Commonwealth-guaranteed debt outstanding, and the Massachusetts State College Building Authority had approximately $65.5 million of Commonwealth-guaranteed debt outstanding.

Massachusetts Housing Finance Agency. MassHousing is authorized to issue bonds to finance multifamily housing projects within the Commonwealth and to provide mortgage loan financing with respect to certain single-family residences within the Commonwealth. Such bonds are solely the obligations of MassHousing, payable directly or indirectly from, and secured by a pledge of, revenues derived from MassHousing’s mortgage on or other interest in the financed housing. MassHousing’s enabling legislation also permits the creation of a capital reserve fluid in connection with the issuance of such bonds. As of June 30, 2004, no single-family housing bonds secured by capital reserve funds were outstanding, and no such bonds had been issued by MassHousing since 1985. As of June 30, 2004, MassHousing had outstanding approximately $527.6 million of multi-family housing bonds secured by capital reserve funds. Any such capital reserve fund must be in an amount at least equal to the maximum annual debt service in any succeeding calendar year on all outstanding bonds secured by such fund. As of June 30, 2004, the capital reserve funds were maintained at their required levels. If amounts are withdrawn from a capital reserve fund to pay debt service on bonds secured by such fund, upon certification by the chairperson of MassHousing to the Governor of any amount necessary to restore the fund to the above-described requirement, the Legislature may, but is not legally bound to, make an appropriation in such amount. No such appropriation has been necessary to date.

Authorized But Unissued Debt

General obligation bonds of the Commonwealth are authorized to correspond with capital appropriations. Over the last decade, the Commonwealth has typically had a large amount of authorized but unissued debt. However, the Commonwealth’s actual expenditures for capital projects in a given year relate more to the capital needs of the Commonwealth in such year than to the total amount of authorized but unissued debt. The table below presents authorized but unissued debt at year end.

Authorized but unissued debt is measured in accordance with the statutory basis of accounting, which is different from GAAP. Only the net proceeds of bonds issued (exclusive of discount and costs of issuance) are deducted from the amount of authorized but unissued debt. Therefore, the change in authorized but unissued debt at the end of any fiscal year is not intended to correlate to the change in the amount of debt outstanding as measured and reported in conformity with GAAP.

There is $45.0 million of authorized but unissued debt under Chapter 33 of the Acts of 1991 that can only be issued as special obligation bonds secured by receipts in the Commonwealth’s Highway Fund. See “Special Obligation Debt.” In addition, several of the statutes authorizing general obligation bonds for transportation, purposes also authorize such bonds to be issued as special obligation highway bonds, at the discretion of the Governor and the State Treasurer.

On August 10, 2004, the Governor signed into law a transportation bond authorization bill totaling $2.501 billion. The bill authorized $425.0 million to leverage federal funds for the statewide road and bridge program, $589.1 million for non-federally assisted transportation projects, $450.0 million for Chapter 90 local road assistance, $849.8 million to leverage federal funds for various MBTA mass transit projects, $30.0 million for assistance in promoting transit oriented development, $50.9 million in capital assistance to Regional Transit Authorities, $56.6 million for rail improvement projects, $28.6 million for public works and economic development and state road assistance programs, $10.5 million for technology projects and durable equipment, $8.0 million for Mobility Assistance Program and $3.0 million for safety and security equipment.

On August 10, 2004, the Governor signed into law a courts and housing bond authorization bill totaling $520.0 million. The bill authorized $220.0 million in trial court planning and construction, $25.0 million to assist homeowners with blindness or severe physical disabilities in making modifications to their primary residence, $100.0 million for the development of community-based housing for the mentally ill and mentally retarded, $25.0 million for the development of community-based housing for persons with disabilities who are institutionalized or at risk of being institutionalized, $50.0 million for the state’s Home Innovation Fund Program, and $100.0 million for the purpose of financing construction and preservation of affordable housing.

COMMONWEALTH REVENUES

In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the General Fund, the Highway Fund and other operating budget funds. For purposes of this Information Statement, these funds will be referred to as “Budgeted Operating Funds” and revenues deposited in such funds will be referred to as “Budgeted Operating Revenues.” In fiscal 2004 on a statutory basis, approximately 63.7% of the Commonwealth’s Budgeted Operating Revenues and other financing sources were derived from state taxes. In addition, the federal government provided approximately 21.3% of such revenues, with the remaining 15.1% provided from departmental revenues and transfers from non-budgeted funds. The measurement of revenues for the Budgeted Operating Funds from a statutory basis differs from governmental revenues on a GAAP basis. The Commonwealth’s executive and legislative branches establish the Commonwealth’s budget using the statutory basis of accounting.

State Taxes

The major components of state taxes are the income tax, which were projected to account for approximately 55% of total tax revenues in fiscal 2005, the sales and use tax, which were projected to account for approximately 24%, and the corporations and other business and excise taxes (including taxes on insurance, financial institution and public utility corporations), which were projected to account for approximately 11%. Other tax and excise sources were projected to account for the remaining 10% of total fiscal 2005 tax revenues.

Effects of Tax Law Changes. During fiscal 2000 through fiscal 2003, legislation was implemented that had the net effect of reducing revenues by decreasing income tax rates or increasing or establishing various deductions and credits. In addition, several administrative changes were implemented that reduced revenues. During fiscal 2003, legislation was implemented that reversed or delayed some of the previous tax reductions, and implemented increases in other taxes. The incremental net effect of these tax law and administrative changes (relative to the immediately preceding fiscal year) is estimated by the Department of Revenue to have been a reduction of approximately $180 million of fiscal 2000 revenues, $790 million of fiscal 2001 revenues and $700 million of fiscal 2002 revenues. In fiscal 2003, tax law changes (including the so-called loophole closing measures described below). are estimated to have increased revenue collections by a net amount of approximately $980 million. The Department of Revenue estimates that in fiscal 2004, the impact of tax law and administrative changes (including the non-recurrence of some fiscal 2003 revenues from certain loophole closings and that year’s amnesty program) was to reduce tax collections by approximately $110 million, compared to fiscal 2003. The Department of Revenue further estimated that tax law changes would increase tax collections by approximately $35 million in fiscal 2005.

Income Tax. The Commonwealth assesses personal income taxes at flat rates, according to classes of income, after specified deductions and exemptions. A rate of 5.3% has been applied to most types of income since January 1, 2002. The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12% and the tax rates on gains from the sale of capital assets owned more than one year is 5.3%. Interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt from taxation.

Prior to January 1, 1999, a different rate was applied to “Part A” income (generally, interest and dividends) and “Part B” income (generally, “earned” income from employment, professions, trades, businesses, rents and royalties). The rate on Part A income was 12% prior to January 1, 1999; it was reduced to 5.95% as of January 1, 1999 and as of January 1, 2000 is the same as the rate on Part B income. The rate on Part B income was 5.95% prior to January 1, 2000, when it was reduced to 5.85%. The rate on Part B income was reduced to 5.6% on January 1, 2001 and to 5.3% on January 1, 2002 by an initiative petition approved by Massachusetts voters on November 7, 2000. This initiative petition also mandated a reduction in the Part B rate to 5.0% on January 1, 2003.

Chapter 186 of the Acts of 2002, “An Act Enhancing State Revenues,” was enacted on July 25, 2002, and made several changes to the state income tax. These included a delay of the scheduled Part B tax rate reduction from 5.3% to 5.0% for at least four years, suspension of the deduction for charitable contributions and a 25% reduction in personal exemptions. This legislation also changed the tax structure for long term capital gains (i.e., capital gains on assets held for more than one year). Prior to May 2002, long term capital gains were taxed at rates ranging from 0% to 5%, depending on how long the asset had been held before sale. Effective May 1, 2002, long term capital gains are taxed at the Part B income tax income rate, which is currently 5.3%. Chapter 186 also included a mechanism by which the tax year 2001 personal exemptions and charitable deductions could be gradually restored, and the tax rate on Part B income could be gradually reduced to 5.0%, contingent upon “baseline” state tax revenue growth (i.e., revenue’ growth after factoring out the impact of tax law and administrative processing changes) growing by 2% more than the rate of inflation for state and government purchases. In fiscal 2002 and 2003, tax revenue growth was such that personal exemptions remained at 2002 levels for tax years 2003 and 2004, respectively. In fiscal 2004, baseline tax revenue growth was sufficient to trigger an increase in the personal exemptions for tax year 2005. Based on the October 15, 2004 fiscal 2005 revenue estimate, fiscal 2005 tax revenue growth would not be sufficient to trigger an increase in the personal exemption in tax year 2006.

The Department of Revenue estimates the following effects from the changes made in Chapter 186 of the Acts of 2002:

•	Taxing capital gains at the Part B income rate increased fiscal 2003 revenues by $175 to $200 million and fiscal 2004 revenues by $360 million to $400 million.

•	The delay in the Part B rate reduction resulted in approximately $200 million in additional revenues during fiscal 2003 than would have been the case had the rate been reduced to 5.0% in calendar 2003.

•	The suspension of the deduction for charitable contributions increased fiscal 2003 revenues by an estimated $172 million.

•	The decrease in the personal exemption amounts resulted in $325 million in additional tax collections in fiscal 2003. The 25% cut in personal exemptions was retroactive to January 1, 2002, with the retroactive portion of the tax increase being paid primarily when taxpayers filed their tax year 2002 income tax returns in the spring of 2003. The retroactive nature of the fiscal 2003 revenue impact caused the fiscal 2004 revenue gain to be smaller than it was in fiscal 2003. The Department of Revenue estimates that the fiscal 2004 impact of the personal exemption reductions was approximately $225 million, $100 million less than in fiscal 2003.

•	The partial restoration of the personal exemptions in tax year 2005 will reduce income tax collections by approximately $25 million in fiscal 2005 and $60 million in fiscal 2006.

Sales and Use Tax. The Commonwealth imposes a 5% sales tax on retail sales of certain tangible property (including retail sales of meals) transacted in the Commonwealth and a corresponding 5% use tax on the storage, use or other consumption of like tangible properties brought into the Commonwealth. However, food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and a portion of residential use of telecommunications services.

Beginning January 1, 1998, sales tax receipts from establishments that first opened on or after July 1, 1997, which are located near the building site of the Boston Convention and Exhibition Center, and sales tax receipts from new hotels in Boston and Cambridge that first opened on or after July 1, 1997 are required to be credited to the Convention Center Fund. As of enactment of the fiscal 2004 GAA, this fund is no longer included in the calculation of revenues for Budgeted Operating Funds.

Beginning July 1, 2000, pursuant to “forward funding” legislation contained in the fiscal 2000 GAA, a portion of the Commonwealth’s receipts from the sales tax, generally the amount raised by a 1% sales tax not including meals taxes, with an inflation-adjusted floor, is dedicated to the MBTA under a trust fund. The amount of these dedicated sales tax receipts was $684.3 million in fiscal 2004. Such amount is projected to be $704.8 million in fiscal 2005.

Beginning July 1, 2004, pursuant to legislation adopted in June 2004, a portion of the Commonwealth’s receipts from the sales tax, totaling $395.7 million in fiscal 2005 and specified percentages in each fiscal year thereafter, increasing in fiscal 2010 and thereafter to one cent of the Commonwealth’s sales tax, subject to certain exclusions and minimums, is dedicated to the MSBA to fund school building assistance.

Legislation enacted in March 2003 and July 2004 closed several so-called tax loopholes related to the sales tax. These included changes to the taxation of promotional advertising materials, goods delivered through “drop shipments” and items that are fabricated outside of Massachusetts but sold in the state. The Department of Revenue estimates that these changes will result in additional tax collections of $20 million to $23 million in fiscal 2005 and $21 million to $35 million on an annualized basis.

The federal Internet Tax Nondiscrimination Act, P.L. 108-435, passed by the U.S. Congress in late 2004, expands the definition of “Internet access,” which has the effect of exempting from Massachusetts sales tax telecommunications services purchased, used, or sold by a provider of Internet access for use in providing Internet access to its customers. Currently such telecommunications services are taxed for Massachusetts sales/use tax purposes when purchased by a provider of Internet access. The Department of Revenue is analyzing the impact of this federal law which was not expected to begin to reduce Massachusetts sales tax collections prior to November 1, 2005. The Department of Revenue estimates that the amount of tax revenue currently collected from this source is $20 million to $25 million annually, which would be lost once the change is implemented.

Business Corporations Tax. Business corporations doing business in the Commonwealth, other than banks, trust companies, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Massachusetts tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income allocated to Massachusetts, which is based on net income for federal taxes, is taxed at 9.5%. The minimum tax is $456. Both rates and the minimum tax are inclusive of a 14% surtax.

Beginning January 1, 1996, legislation was phased in over five years establishing a “single sales factor” apportionment formula for the business corporations tax. The formula calculates a firm’s taxable income as its net income times the percentage of its total sales that are in Massachusetts, as opposed to the prior formula that took other factors, such as payroll and property into account. The Department of Revenue estimates that the revision reduced revenues, compared to what would have been collected in the absence of the change, by $54 million in fiscal 1999, by $59 million in fiscal 2000, by $54 million in fiscal year 2001, by $49 million in fiscal 2002, by $50 million in fiscal 2003, by $52 million in fiscal 2004, and by $56 million in fiscal 2005.

Beginning January 1, 1997, legislation was phased in which sourced sales of mutual fund shares to the state of domicile of the purchaser instead of sourcing the sales to the state where the mutual fund provider bore the cost of performing services. The Department of Revenue estimates that this change resulted in a revenue reduction of approximately $110 million in fiscal 1999, $120 million in fiscal 2000, $110 million in fiscal 2001, $100 million in fiscal 2002, $101 million in fiscal 2003 and $106 million in fiscal 2004, and will reduce revenues by approximately $114 million in fiscal 2005.

Legislation enacted in March 2003 and July 2004 closed several so-called loopholes in the corporate tax structure. Among these were provisions dealing with real estate investment trusts, qualified subchapter S subsidiaries, and payments to related parties for intangible expenses. See also “Financial Institutions Tax.”

Legislation enacted in March 2003 required certain qualified subchapter S subsidiaries (QSUBs), as defined under Section 1361 of the Internal Revenue Code of 1986, as amended and in effect for the taxable year, to pay the net income measure of the corporate excise under Section 32D of Chapter 63 of the Massachusetts General Laws. A tax rate of 3% was imposed on the net income of each QSUB if the total receipts of the QSUB, the QSUB’s parent and all the parent’s other QSUBs for the taxable year are at least $6 million but less than $9 million. A tax rate of 4.5% was imposed on the net income of each QSUB if the total receipts of the QSUB, the QSUB’s parent and all the parent’s other QSUBs for the taxable year are $9 million or more. This tax was in addition to the tax on the QSUB’s income levied on its parent (or shareholder or partners, etc., as the case may be). The new law also required every QSUB that receives income that would have been taxed to it for federal income tax purposes had it been treated federally as a separate corporation to include, as a separate computation from the one above, such income in the net income measure of its corporate excise subject to tax at 9.5%. The Department of Revenue estimates that this change resulted in additional revenue of approximately $33 million in fiscal 2004.

The legislation enacted in March 2003 also provided that, in computing net income under Chapter 63 of the Massachusetts General Laws, a taxpayer must generally add back certain payments remitted directly or indirectly to related parties for intangibles expenses and costs, including interest payments that relate to the intangibles transaction and also certain payments remitted directly or indirectly to related parties for interest costs and expenses. This change has the effect of increasing taxable income for corporations that make royalty and other payments to related companies. The Department of Revenue estimates that as a result of this change, fiscal 2003 corporate tax revenue increased by approximately $40 million and fiscal 2004 corporate tax revenue increased by $77 million. The Department of Revenue estimates that this change will result in increased corporate excise tax revenues of $50 million to $65 million annually in fiscal year 2005 and thereafter.

The legislation enacted in July 2004 made a number of changes to the corporate tax laws that are expected to increase tax revenue collections. The primary changes affected treatment of sales of assets by Massachusetts business trusts, taxation of Massachusetts securities corporations and apportionment to Massachusetts of previously non-apportionable corporate income. The Department of Revenue estimates that these changes will result in increased revenues of $45 million to $50 million in fiscal 2005, and $55 million to $100 million on an annualized basis.

Financial Institutions Tax. Financial institutions (which include commercial and savings banks) are subject to an excise tax of 10.5%. Legislation enacted in March 2003 clarified the treatment of Real Estate Investment Trust (REIT) distributions with respect to the dividends-received deduction. REIT distributions received by businesses subject to the corporate excise tax are not to be treated as dividends; and further, they have never been exempt from taxation or partially exempt. REIT distributions are subject to taxation at the recipient level. The Department of Revenue estimates that this change resulted in additional tax revenues of approximately $160 million to $180 million for fiscal 2003, about $19 million of which was the result of overpayments of estimated REIT tax liability during fiscal 2003, and was refunded or applied to companies’ future tax liabilities. Of the $160 million to $180 million in additional revenue, the Department of Revenue currently estimates that approximately $129 million was due to tax liabilities prior to tax year 2003, which did not recur in fiscal 2004. Aside from the impacts of prior year overpayment, the Department of Revenue estimated that the REIT change resulted in a revenue increase of $50 million to $70 million in. fiscal 2004 and fiscal 2005 tax revenues, and will yield approximately the same amount in subsequent fiscal years.

Insurance Taxes. Life insurance companies are subject to a 2% tax on gross premiums. Domestic companies also pay a 14% tax on net investment income. Property and casualty insurance companies are subject to a 2% tax on gross premiums, plus a 14% surcharge for an effective tax rate of 2.28%. Domestic companies also pay a 1% tax on gross investment income.

Other Taxes. Other tax revenues are derived by the Commonwealth from excise taxes on motor fuels, cigarettes, alcoholic beverages and deeds, among other tax sources. The excise tax on motor fuels is $0.21 per gallon. Chapter 186 of the Acts of 2002 raised the tax on cigarettes from $0.76 per pack to $1.51 per pack and also raised the tax rate on other types of tobacco products. The Department of Revenue estimates that this change resulted in additional revenue of approximately $195 million in both fiscal 2003 and 2004, through it is likely to be lower in future years as cigarette consumption continues its long-term decline. Legislation was enacted in March 2003 that allowed the Commissioner of Revenue to provide incentives for inheritance trusts to settle future obligations during fiscal 2003. Through this program, approximately $34 million was raised in fiscal 2003, but future inheritance tax collections will be reduced.

Recently, the United States Congress made numerous changes to Internal Revenue Code provisions relating to the estate and gift tax. For the estates of decedents dying on or after January 1, 2002, federal law raises the exemption amount and phases out the amount of the allowable credit for state death taxes by 25% a year until the credit is eliminated in 2005. Because the Massachusetts estate tax, prior to the recent statutory amendments, equaled the amount of the allowable federal credit for state death taxes, this federal change meant that the Massachusetts estate tax (known as a “sponge tax”) would be phased out and eliminated unless legislative action was taken. In October 2002, the Massachusetts estate tax was retained by “decoupling” the Massachusetts estate tax from the federal estate tax for decedents dying on or after January 1, 2003. The Massachusetts sponge tax is now tied to the Internal Revenue Code as in effect on December 31, 2000. These federal changes are estimated to have reduced fiscal 2003 collections by approximately $30 million to $40 million, and the decoupling is estimated to have increased fiscal 2004 tax revenues by $40 million and fiscal 2005 tax revenues by $13 million in the first three months of fiscal 2005, when the effect of the phase-in was complete.

In 1994, voters in the statewide general election approved an initiative petition, effective December 8, 1994, that would slightly increase the portion of gasoline tax revenue credited to the Highway Fund, one of the Commonwealth’s three major budgeted operating funds, prohibit the transfer of money from the Highway Fund to other funds for non-highway purposes and exclude the Highway Fund balance from the computation of the “consolidated net surplus” for purposes of state finance laws. The initiative petition also provided that no more than 15% of gasoline tax revenues could be used for mass transportation purposes, such as expenditures related to the MBTA. This law is not a constitutional amendment and is subject to amendment or repeal by the Legislature, which may also, notwithstanding the terms of the initiative petition, appropriate monies from the Highway Fund in such amounts and for such purposes as it determines, subject only to a constitutional restriction that such monies be used for motor vehicle, highway or mass transportation purposes. On five occasions, the Legislature has postponed the effective date of the provision that would exclude the Highway Fund balance from the computation of the consolidated net surplus. The fiscal 2004 GAA amended Chapter 29 of the General Laws to include the Highway Fund along with other budgeted funds in the calculation of the consolidated net surplus.

Tax Revenue Forecasting

Under state law, on or before October 15 and March 15 of each year, the Secretary of Administration and Finance is required to submit to the Governor and to the House and Senate Committees on Ways and Means estimates of revenues available to meet appropriations and other needs in the following fiscal year. On or before October 15, January 15 and April 15, the Secretary is required to submit revised estimates for the current fiscal year unless, in his opinion, no significant changes have occurred since the last estimate of total available revenues. On or before January 15 of each year, the Secretary is required to develop jointly with the House and Senate Committees on Ways and Means a consensus tax revenue forecast for the following fiscal year. The fiscal 2004 GAA also amended state law to require that subsequent consensus tax revenue forecasts be net of the amount necessary to fully fund the pension system according to the applicable funding schedule, which amount is to be transferred without further appropriation from the General Fund to the Commonwealth’s Pension Liability Fund.

Fiscal 2004. On February 5, 2003 the Secretary for Administration and Finance and the legislative leadership announced a consensus estimate of Commonwealth tax revenues for fiscal 2004 of $14.678 billion, of which $684.3 million was sales tax revenue dedicated to the MBTA. The fiscal 2004 GAA was enacted on June 30, 2003 based on a tax revenue estimate of $14.808 billion, composed of the consensus tax revenue estimate of $14.678 billion, plus $174.0 million in additional revenues attributable to legislation closing various so-called tax loopholes. This figure also reflected an adjustment of $44.1 million in tax revenue dedicated to the Convention Center Fund, which was transferred from a Budgeted Operating Fund to a non-Budgeted Operating Fund. Due to a technical problem with the loophole-closing legislation that resulted in a delay in implementing one provision of the legislation, on October 15, 2003 the Secretary of Administration and Finance reduced the fiscal 2004 tax revenue estimate by $12 million, to $14.796 billion.

Based on actual revenue performance through December 2003, on January 15, 2004 the Secretary of Administration and Finance revised the fiscal 2004 tax revenue estimate to $15.230 billion, $234 million higher than the October 15, 2003 fiscal 2004 estimate. Fiscal 2004 budgeted tax collections totaled approximately $15.953 billion, before transfers to the MBTA.

Fiscal 2005. On January 14, 2004, the Executive Office for Administration and Finance and the Chairpersons of the House and Senate Committees on Ways and Means jointly announced a consensus fiscal 2005 Commonwealth tax estimate of $15.801 billion, of which $684.3 million was dedicated to the MBTA and $1.217 billion was dedicated to the Commonwealth’s annual pension obligation. The estimate was based upon a revised consensus tax estimate for fiscal 2004 of $15.230 billion and assumed 3.75% baseline growth for fiscal 2005, which resulted in a $15.801 billion tax estimate.

On June 25, 2004, the Governor signed into law the fiscal 2005 GAA. The fiscal 2005 GAA was based upon a tax estimate of $15.968 billion, consisting of the fiscal 2005 consensus tax estimate of $15.801 billion, plus an additional $89.0 million generated from the closing of various tax loopholes, $65.5 million from enhanced tax audits, and $12.7 million from the taxation of lottery prize assignment. The gross tax figure includes $1.217 billion dedicated to the Commonwealth fiscal 2005 pension obligation and $704.8 million in sales tax revenues dedicated to the MBTA. In order to comply with the Commonwealth’s statutory balanced budget requirement, the fiscal 2005 GAA also appropriated $340.0 million from the Stabilization Fund and $270.0 million from the FMAP Escrow Fund. The legislation contains a provision to reduce the amount appropriated from the Stabilization Fund should tax revenues, by the third quarter of the fiscal year, exceed benchmarks set by the January 14, 2004 consensus tax estimate.

On October 15, 2004, the Executive Office for Administration and Finance released a revised tax estimate for fiscal 2005 and a preliminary projection for fiscal 2006. The revised fiscal 2005 tax estimate was $16.231 billion, representing an increase of $301.0 million over the consensus fiscal 2005 tax estimate released on January 14, 2004, after factoring in tax law changes since the earlier estimate.

Fiscal 2006. The preliminary projection for fiscal 2006 tax revenues was $17.035 billion, an increase of $804.0 million over the fiscal 2005 tax estimate, assuming 5.0% baseline growth for fiscal 2006.

Fiscal 2004, Fiscal 2005 and Fiscal 2006 Tax Revenues

Fiscal 2004. Tax revenue collections for fiscal year 2004 totaled $15.953 billion, an increase of $989.4 million or 6.6% over fiscal year 2003. The fiscal 2004 tax revenue increase of $989 million over fiscal 2003 was attributable in large part to an increase of approximately $263 million or 28.9% in income tax payments with returns and bills, an increase of approximately $277 million or 3.9% in personal income tax withholdings, an increase of approximately $183 million or 15.2% in income tax cash estimated payments, and an increase of approximately $146 million or 9.5% in corporate and business tax collections. The increase in withholding appears to have been due at least in part to increases in bonuses paid in the first half of calendar 2004, as well as some one-time events related to mergers and acquisitions. The increase in income tax payments with returns and bills was in large part due to increases in tax year 2003 capital gains realizations. The increase in corporate and business collections appears to reflect the closing of certain tax loopholes as well as increased business profits.

Fiscal 2005. Tax revenue collections for fiscal 2005, ended June 30, 2005, totaled $17,087.4 million, an increase of $1,134.1 million or 7.1% over fiscal 2004. The following table shows monthly tax collections for fiscal 2005 and the change from tax collections in the same months in the prior year, both in dollars and as a percentage. The table also notes the amount of monthly tax collections that are dedicated to the MBTA and to the MSBA.

The tax revenue increase of $1,134.1 million over fiscal year 2004 is attributable in large part to an increase of approximately $305.8 million or 4.1% in withholding collections, an increase of approximately $303.9 million or 22.0% in income tax estimated payments, an increase of approximately $270.4 million or 23.1% in income tax payments with returns and bills and an increase of approximately $137.2 million or 3.7% in sales and use tax collections.

On April 6, 2004, the Supreme Judicial Court held that the effective date of a provision of Chapter 186 of the Acts of 2002 amending the capital gains tax statute to impose new tax rates as of May 1, 2002 violates amendment article 44 of the Massachusetts Constitution. Since the statute has a severability clause, the court remanded the case to the Supreme Judicial Court for Suffolk County for further proceedings to determine whether the statute should be construed to impose the new tax rate beginning on January 1, 2003, or, whether the. statute instead should be construed to impose the new tax rate beginning on January 1, 2002. Included in the fiscal 2005 GAA were two sections concerning capital gains tax rates: one section providing that the effective date of the capital gains tax statute is January 1, 2002 and another concerning an exemption for taxpayers who paid taxes on capital gains realized during January 1, 2002 to April 30, 2002. On April 26, 2005, the Supreme Judicial Court ruled that the exemption for taxpayers who paid taxes on capital gains realized during January 1, 2002 to April 30, 2002 was not a “reasonable exemption” and again remanded the case to the Supreme Judicial Court for Suffolk County, which ordered that the new tax rate be imposed effective January 1, 2002 unless the Legislature took further action. The Department of Revenue estimates that the Commonwealth would collect an additional $150 to $200 million in taxes under the current January 1, 2002 effective date.

On August 10, 2004, the Governor signed into law legislation closing various so-called tax loopholes that was filed by the Governor on January 28, 2004. Although the fiscal year 2005 GAA assumes $89.0 million in additional tax revenue would be generated from the closing of the “loopholes” contained in this legislation, further analysis of the enacted legislation by the Department of Revenue indicated that instead $79.0 million in additional tax revenue is projected to be generated in fiscal year 2005 by the law. The Department of Revenue estimates that the loophole closing legislation will generate $90 million to $146 million in additional revenues on an annualized basis.

On June 10, 2005 the Governor filed legislation amending the capital gain tax laws by reinstating the capital gains tax rates that existed during the first four months of 2002 as the legal and enforceable tax rates applicable for the period. In addition, to comply with the Court’s ruling, it would retroactively extend the applicability of those lower capital gains rates to all of calendar year 2002. This proposed legislation, along with various other proposals applicable to the Peterson v. Commissioner of Revenue case, is currently before the legislature, and, if enacted, it would result in a revenue reduction of $300 to $350 million, paid out as refunds.

Fiscal 2006. Tax revenue collections for the first three months of fiscal 2006 , ended September 30, 2005 (“year-to-date”), totaled $4,333.7 million, an increase of $316.6 million or 7.9% over the first three months of fiscal 2005.

The year-to-date tax revenue increase of $316.6 million over fiscal 2005 is attributable in large part to an increase of approximately $91.5 million or, 5.1% in withholding collections, an increase of approximately $49.4 million or 13.1% in income tax estimated payments, an increase of approximately $53.3 million or 5.3% in sales and use tax collections and an increase of approximately $128.3 million or 34.3% in corporate and business collections, which are partially offset by changes in other revenues (net of refunds). The year-to-date collections exceeded the year-to-date benchmarks by about $194.4 million. The year-to-date benchmark was based on a fiscal 2006 tax revenue estimate of $17.448 billion, which reflects the April 5, 2005 Executive Office for Administration and Finance tax revenue estimate for fiscal 2006 of $17.500 billion, adjusted for subsequent enacted law changes, including the federal Internet Tax Freedom Act (-$13 million)*, the sales tax holiday on August 13 and 14, 2005 (-$14.5 million) and an automatic personal exemption increase (-$25 million).

*	In December 2004, the federal Internet Tax Freedom Act (ITFA) was renewed and the definition of ‘Internet Access’ was expanded to include telecommunications services “purchased, used, or sold by a provider of Internet access to provide Internet access”. As a result, Massachusetts ceased being able to impose and collect the sales and use tax on such services beginning November 1, 2005.

Federal and Other Non-Tax Revenues

Federal revenue is collected through reimbursements for the federal share of entitlement programs such as Medicaid and, beginning in federal fiscal 1997, through block grants for programs such as Transitional Assistance to. Needy Families (TANF) (formerly Aid to Families with Dependent Children (AFDC)). The amount of federal revenue to be received is determined by state expenditures for these programs. The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and is contingent upon a maintenance of effort spending level determined annually by the federal government. Departmental and other non-tax revenues are derived from licenses, tuition, registrations and fees and reimbursements and assessments for services.

For the Budgeted Operating Funds, inter-fund transfers include transfers of profits from the State Lottery and Arts Lottery Funds and reimbursements for the budgeted costs of the State Lottery Commission, which accounted for net transfers from the Lottery of $902.1 million, $931.6 million, $941.3 million, $947.1 million and $974.6 million in fiscal 2000 through 2004, respectively, and account for an estimated $1.045 billion in fiscal 2005.

On November 21, 2003, the Governor signed into law “An Act Relative to Fiscal Relief Funds.” The legislation established a new budgeted operating fund called the Federal Medicaid Assistance Percentage Escrow Fund (FMAP Escrow Fund). All revenue received from the federal Jobs Growth Reconciliation Act of 2003 in fiscal 2004 and 2005, unless otherwise designated for a specific purpose, was deposited into the FMAP Escrow Fund. The Commonwealth received $57.7 million in fiscal 2003, which was deposited into the General Fund. In fiscal 2004, after the transfer of $55.0 million to the Uncompensated Care Trust, a total of $402.7 million was deposited into the FMAP Escrow Fund. Thereafter in fiscal 2004, $33.6 million was transferred from the FMAP Escrow Fund to the Economic Stimulus Fund to fund a variety of economic development programs. The fiscal 2005 GAA reserved $270.0 million of the remaining money in the FMAP Escrow Fund for fiscal 2005 expenditures. The remaining $99.1 million balance was transferred to the Stabilization Fund as part of the consolidated net surplus.

Tobacco Settlement. On November 23, 1998, the Commonwealth joined with other states in a master settlement agreement that resolved the Commonwealth’s and other states’ litigation against the cigarette industry. Under the agreement, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume.

The Commonwealth’s allocable share of the base amounts payable under the master settlement agreement is approximately 4.04%. The Commonwealth’s allocable share of the base amounts under the agreement through 2025 is more than $8.3 billion, subject to adjustments, reductions and offsets.

During fiscal 2000, the Legislature enacted two related laws to provide for disposition of the tobacco settlement payments. The legislation created a permanent trust fund (the HealthCare Security Trust) into which the Commonwealth’s tobacco settlement payments, other than payments for attorneys’ fees, are to be deposited. The legislation contemplated that a portion of the monies in the trust fund would be available for appropriation by the Legislature to supplement existing levels of funding for health-related services and programs, and the remainder of the monies in the trust fund would be held as a reserve fund and would not be appropriated. For fiscal 2000 through fiscal 2004, the amounts to be available for such purposes were originally stipulated to be $91.2 million, $94.0 million, $96.0 million, $98.0 million and $100.0 million, respectively, adjusted for the discounted amounts received by the Commonwealth in comparison to the master settlement agreement. The fiscal 2002 GAA changed this formula to 50% of amounts received in the settlement for fiscal 2002, fiscal 2003 and fiscal 2004. Beginning with fiscal 2005, 30% of the annual payments (not including any Strategic Contribution Fund payments) and 30% of the earnings on the balance in the trust fund were to be available for such purposes. As of June 30, 2004, the fund had a balance of $420.0 million on a statutory basis. The fund’s trustees reported a GAAP basis balance as of June 30, 2004 of $502.0 million, which included accrual of receivables and payables not yet received or paid, most notably funds in transit for new investments not included in the statutory balance.

For fiscal 2003 through 2005, inclusive, the Commonwealth has appropriated 100% of each fiscal year’s annual tobacco settlement payment for the respective year’s current spending.

The Commonwealth was also awarded $414.3 million from a separate Strategic Contribution Fund established under the master settlement agreement to reward certain states’ particular contributions to the national tobacco litigation effort. This additional amount, also subject to a number of adjustments, reductions and offsets, is payable in equal annual installments during the years 2008 through 2017.

Fiscal 2005 Non-Tax Revenues

As of September 30, 2005, fiscal 2005 non-tax revenues were projected to be $7.905 billion, $388.7 million less than originally budgeted. Medicaid is projected to revert $537.0 million for fiscal 2005. With this decrease in expected expenditures, there is an associated reduction in federal reimbursement revenue of $268.0 million. In addition, projected revenue from the Registry of Deeds has been decreased by $41.2 million.

Limitations on Tax Revenues

Chapter 62F of the General Laws, which was enacted by the voters in November 1986, establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. The growth limit is used to calculate “allowable state tax revenue” for each fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then-current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that “although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pension systems and payment of principal and interest on debt and other obligations of the Commonwealth.”

Tax revenues in fiscal years 2000 through 2004 were lower than the “allowable state tax revenue limit” set by Chapter 62F and will be lower than the allowable limit again in fiscal year 2005.

Chapter 62F was amended by the fiscal year 2003 GAA and the fiscal year 2004 GAA to establish an additional tax revenue limitation. The fiscal year 2003 GAA created a quarterly cumulative “permissible tax revenue” limit equal to the cumulative year-to-date actual state tax revenue collected during the same fiscal period in the prior fiscal year, increased by the sum of the most recently available year-over-year inflation rate plus two percentage points. Effective July 1, 2003, at the end of each quarter the Commissioner of Revenue must calculate cumulative permissible tax revenue. The Comptroller must then divert tax revenue in excess of permissible tax revenue from the General Fund to a temporary holding account to make such excess revenue unavailable for expenditure. If actual tax revenue collections fall short of the permissible limit, the difference flows back into the General Fund. At the end of each fiscal year, tax revenue in excess of permissible state tax revenue for the year will be held in the temporary holding account pending disposition by the Comptroller. The Comptroller is required to first use any funds in the temporary holding fund to reimburse the Commonwealth

Stabilization Fund for any amounts expended from the Stabilization Fund during the fiscal year. The general law amendments in the fiscal year 2004 GAA required that at the end of each fiscal year, the state comptroller must transfer remaining excess revenue from the holding account back to the General Fund for inclusion in consolidated net surplus.

In fiscal year 2004, cumulative net state tax revenues used to calculate the Commonwealth’s state tax revenue growth limit, as established in Chapter 62F, were $16.053 billion, exceeding the permissible state tax revenue limit of $15.695 billion by $357.5 million. The excess amount was transferred to the Commonwealth’s Temporary Holding Fund, and subsequently transferred to the Stabilization Fund pursuant to Chapter 62F.

The Executive Office for Administration and Finance does not expect actual state tax revenue collected during fiscal year 2005 to exceed the permissible state tax revenue limit set by Chapter 62F.

FISCAL 2005 AND FISCAL 2006

Fiscal 2005 Appropriations

As of September 30, 2006, appropriations for the fiscal year 2005 ended June 30, 2005, totaled $23.188 billion. The General Appropriations Act provided for $22.494 billion in budgetary spending. Appropriations totaling $368.1 million in fiscal 2004 were authorized as prior appropriation continued (“PACs”) allowing these funds to be spent in fiscal 2005. Supplemental appropriations to date total $326.0 million.

In addition to this spending in the budgeted operating funds, the Commonwealth has significant “off-budget” expenditures in the amounts of dedicated sales taxes transferred to the MBTA and MSBA, projected to be in the amounts of $704.8 million and $395.7 million, respectively, and $415.6 million of off-budget expenditures in the Medicaid program.

On July 9, 2004, the Governor signed into law “An Act relative to the Financial Stability in the City of Springfield.” The legislation established the Springfield Recovery Trust Fund and transferred $52.0 million to the fund to provide interest-free loans to the City of Springfield to address the budgetary imbalance of the City. The loans are contingent on terms and conditions set forth in the legislation and subject to the approval of the Secretary of Administration and Finance.

On September 17, 2004, the Governor signed into law $423.8 million in supplemental appropriations and vetoed approximately $76.1 million in additional spending recommended by the Legislature. The legislation included $92.3 million for one-time capital improvements, $90.8 million to fulfill fiscal 2004 Medicaid deficiencies, $75.0 million in one-time local aid payments to be distributed in fiscal 2005, $21.6 million to implement a new funding formula for charter public schools, $16.8 million for private counsel public defenders, and $92.7 million for all other programs and services. The bill also reserved an additional $34.6 million in fiscal 2004 appropriations for expenditure in fiscal 2005. A total of $382.1 million of approved spending was appropriated from the Commonwealth’s Stabilization Fund, with the balance of the expenditures funded from the General Fund.

On February 24, 2005 the Governor signed into law $88.6 million in supplemental appropriations and vetoed approximately $32.1 million in additional spending for retroactive collective bargaining agreements for higher education employees. The legislation included $33.7 million for costs associated with snow and ice removal, $11.9 million for private counsel compensation for public defenders and $43.0 million for a variety of other programs and services.

On March 24, 2005 the Governor filed legislation for supplemental appropriations totaling $74.5 million. The supplemental items included $40.6 million for costs associated with snow and ice removal, $4.5 million for certain lease costs by the division of Capital Asset Management, $1.5 million for the implementation of a small business initiative, and $27.9 million for various other programs and services. In addition, the legislation also called for $38.0 million in appropriations to be continued forward into fiscal 2006 to support expenditures originally recommended in the Governor’s House 1 budget recommendation.

On May 10, 2005 the Governor filed legislation for supplemental appropriations totaling $40.3 million. This legislation was necessary to address several current year deficiencies, including $21.4 million for insurance premium costs at the Group Insurance Commission, and $6.8 million for the Department of Correction. The legislation also provided for $6.1 million to fund a reserve to support salary adjustments resulting from signed collective bargaining agreements. In addition, the legislation also called for $32.0 million in unexpended fiscal year 2005 appropriations to be continued forward and expended in fiscal 2006.

On June 16, 2005 the Governor signed into law $79.6 million in supplemental appropriations. The legislation included previously requested and filed items including $41.1 million for snow and ice removal, $21.4 million for insurance premium costs and $9.2 million for substance abuse treatment to ensure the receipt of $14.5 million in federal funds from the Substance Abuse Block Grant. The legislation also included $7.9 million for a variety of other programs and services.

On July 22, 2005, the Governor filed a $513.7 million capital supplemental appropriation. This legislation would fund an off-budget Capital Investment Fund to support $413.7 million in capital projects throughout the University of Massachusetts system and other state and community colleges for new science centers and for needed infrastructure restoration. The legislation would also provide $100.0 million to cities and towns for local road and. bridge repairs through the Commonwealth’s Chapter 90 program.

On August 17, 2005, the Governor filed a $29.8 million supplemental appropriation. This legislation would fund a $24.1 million shortfall in the Uncompensated Care Pool, which compensates healthcare providers for care provided to those without health insurance, $1.6 million for settlements of three cases of wrongfully convicted individuals, and $41 million in a variety of other programs and services.

On September 6, 2005, the Governor filed and signed a $25.0 million supplemental appropriation to fund the relief effort at Camp Edwards on the Otis Air National Guard Base for victims of Hurricane Katrina.

On September 30, 2005, the Governor signed supplemental legislation for fiscal 2005. The legislation included $88.6 million in additional appropriations, including $71.8 million to fund collective bargaining agreements for fiscal 2005 and fiscal 2006, $6.3 million to cover workers’ compensation and utility costs at the Department of Correction, and $10.5 million for a variety of other programs and services. These appropriations were authorized for expenditure through June 30, 2006.; In addition, $37.5 million in previous appropriations were extended through June 30, 2006. The legislation. also funded $24.1 million to cover the aforementioned shortfall in the Uncompensated Care Pool. The legislation directed $671.0 million of the budget surplus to be transferred to the Commonwealth’s Stabilization Fund and the remainder of the budget surplus, currently estimated at $230.0 million, to be transferred to a Transitional Escrow Fund, which will be available, subject to appropriation, for fiscal 2006 expenditures. The Transitional Escrow Fund will expire on June 30, 2006, at which time any remaining balance will be transferred to the Stabilization Fund.

Filed and Approved Bond Bills Making Capital Spending Authorizations. On February 1, 2005, the Governor filed legislation entitled “An Act Relative to Expanding the Military Mission at Hanscom Air Force Base and Soldier Systems Center—Natick.” This legislation authorizes the Commonwealth to issue up to $261 million in general obligation bonds to expand facilities at Hanscom and Natick. This legislation allocated $242 million to be spent for facilities at Hanscom and $19 million at Natick. These expenditures are contingent upon receipt of commitments from the Department of Defense to move new missions and additional personnel to each facility. The Governor signed the bill into law on February 4, 2005.

On March 3, 2005, the Governor filed legislation entitled “Act Providing for the Massachusetts Opportunity Relocation and Expansion Jobs Programs for the Commonwealth.” This legislation authorizes a total of $300 million in general obligation bonds to support job creation programs. The Massachusetts Opportunity Relocation and Expansion (“MORE”) Jobs Capital Program received authorization of $200 million for a program to support businesses that are expanding or relocating in Massachusetts, adding a minimum of 100 new jobs and making infrastructure improvements. The MORE Jobs Partnership Program also would authorize $100 million to promote the development of research and technology transfer facilities at public higher education institutions.

On May 5, 2005, the Governor filed legislation entitled “An Act Providing Capital Facility Repairs, Grants, and Improvements for the Commonwealth.” This legislation authorizes the Commonwealth to issue up to $950.2 million in general obligation bonds. The authorizations include: $450 million for improvements to state facilities, including the University of Massachusetts and the state and community colleges, $250 million for information technology improvements for the Commonwealth, $125 million for a new state police crime lab, $72 million for grants to cities and towns for public library projects, $25 million for improvements to national guard facilities operated by the military division of the Commonwealth, $15 million for improvements to medical examiner facilities, and $13.2 million for the state match for federal capitalization grants related to the water pollution abatement trust.

On July 28, 2005 the Governor signed “An Act Relative to Financing the Production of Affordable Housing.” The legislation authorizes $100 million in general obligation bonds for the Affordable Housing Trust Fund and $100 million in general obligation bonds for the Housing Stabilization Fund.

Fiscal 2006 Appropriations

On June 29, 2005, the Governor signed the General Appropriations Act for fiscal 2006. The budget as signed included $23.806 billion in spending, reflecting vetoes making $109.7 million in reductions compared to the conference committee budget as passed. The Legislature has subsequently overridden $108.9 million of the Governor’s vetoes, bringing the total value of the GAA to $23.915 billion. The GAA (including overrides) budgets $6.995 billion for Medicaid, $3.772 billion for education excluding school building assistance, $1.873 billion for debt service and $11.275 billion for all other programs and services.

For the fiscal 2006 budget, the Executive Office for Administration and Finance and the House and Senate Committees on Ways and Means adopted different revenue estimates. The administration’s estimate is based upon its April 15, 2005 tax revenue estimate for fiscal 2006 of $17.500 billion, 2.4% more than fiscal 2005 receipts of $17.087 billion. (The administration’s April 2005 estimate was subsequently adjusted for several legal developments, which reduced the fiscal 2006 estimate by $52.5 million, to $17.448 billion, an increase of 2.1% over fiscal 2005 receipts. This revised figure is included in tabular data in this document.) The Ways and Means Committees have estimated tax revenue at $17.283 billion, or 1.2% above actual fiscal 2005 receipts, including a base of $17.1 billion (effectively equal to prior year collections), $105.0 million in additional revenues assumed to result from tax loophole legislation currently pending, and $78.0 million in revenues resulting from increased audits. Both the Legislature’s and Governor’s gross tax estimates include $1.275 billion for the annual pension obligation, $712.6 million in sales tax dedicated to the MBTA, and $488.7 million in sales tax dedicated to the MSBA. These costs are deducted from the gross tax estimate to determine net tax revenue.

The conference committee budget included a $600.0 million draw from the Stabilization Fund to support budgeted spending. The Governor returned the budget section that would have required this transfer with an amendment that would reduce the transfer to $114.0 million, the amount that would be necessary after his vetoes and if the Legislature were to revise its revenue estimate to the administration’s $17.500 million level (which has since been reduced as described above). Further language would reduce the amount drawn to the extent that tax revenue exceeds projections. The Governor’s proposed amendment remains pending before the Legislature. (As noted above, most of the vetoes were overridden.)

On September 22, 2005, the Governor filed “An Act to Reform Education.” The objective of the bill is to improve K-12 education, especially math and science, to maintain international competitiveness. The bill proposes supplemental appropriations for fiscal 2006 of $46.6 million. The projected cost of the proposal for fiscal 2007 is $143 million. Key features of the bill include: (1) establishment of three annual bonus payment programs of $5,000 each for a new corps of math and science teachers, teachers of advanced placement math and science, and teachers in any subject with exemplary evaluations for contributing to growth in student achievement; (2) expansion of advanced placement math and science to all high schools, and establishment of seven math/science exam schools across the state; (3) introduction of math testing for licensing of all new teachers and all current elementary teachers of math; (4) expansion of math and science training of current teachers; (5) acceleration of intervention in underperforming schools and expanded management authority for superintendents and principals; (6) introduction of occupational-academic programs in regular high schools to pursue certificates of occupational proficiency, (7) provision of laptops to all middle and high school students, based on new technology for producing laptops at about $100; (8) parental preparation programs; and (9) establishment of the office of secretary of education.

Cash Flow

On August 31, 2005, the State Treasurer and the Secretary of Administration and Finance released the projected cash flow forecast for fiscal 2006 and the report of cash flows for fiscal 2005. Fiscal 2005 ended with a non-segregated. cash balance of $2.117 billion and a segregated bond balance of $435.7 million, compared to May 2005 projections of $2.310 billion and $360.3 million, respectively. The cash flow projection for fiscal 2006 is based on the GAA for fiscal 2006 and includes the value of all vetoes and subsequent overrides as well as all prior appropriations continued into fiscal 2006 from the prior fiscal year. The cash flow projection also reflects all 2005 supplemental appropriations bills either filed or enacted that would impact the Commonwealth’s cash flow in fiscal 2006, It reflects authorized transfers between budgeted funds and certain reserve funds as provided for in the GAA and in subsequent legislation. The fiscal 2006 projections are based on actual spending and revenue through July 2005 and estimates for the remainder of fiscal 2006. The fiscal 2006 projection is based on the Executive Office for Administration and Finance’s revised fiscal 2006 tax estimate released on April 5, 2005 of $17.500 billion. Adjusting the revised fiscal 2006 tax estimate to reflect the sales tax holiday, changes in the Federal Telecommunications tax law, and a statutory increase in the personal exemption level, tax projections for fiscal 2006 are $17.448 billion. The gross tax figure includes $1.274 billion dedicated to the Commonwealth’s fiscal 2006 pension obligation, $712.6, million in sales tax revenues dedicated to the MBTA and $488.7 million in sales tax revenues dedicated to the MSBA. The figure excludes local option tax revenues of $245.0 million.

Fiscal 2005 opened with a starting balance of $2.617 billion of cash and had a June 30, 2005 ending balance of $2.553 billion. These figures do not include balances in the Commonwealth’s Stabilization Fund or certain other off-budget reserve funds, but do include monies sequestered to pay for capital projects totaling $864.0 million and $435.7 million, respectively. Excluding these sequestered capital funds, the Commonwealth’s operating cash balance opened the year at $1.753 billion, and ended the year at $2.117 billion, a $387 million increase.

Fiscal 2006 opened with a starting balance of $2.553 billion of cash and is projected to have a June 30, 2006 ending balance of $1.323 billion. These figures do not include balances in the Commonwealth’s Stabilization Fund or certain other off-budget reserve funds, but do include monies sequestered to pay for projected capital projects totaling $435.7 million and $51.8 million, respectively. Excluding these sequestered capital funds, the Commonwealth’s operating cash balance opened the year at $2.117 billion, and is projected to end the fiscal year at $1.271 billion, an $846 million decrease. A portion of the overall decline in the operating cash balance is due to the anticipated transfer of $633.4 million to the Commonwealth’s Stabilization Fund in November.

The Commonwealth’s cash flow management incorporates the periodic use of commercial paper borrowing to meet cash flow needs for both capital and operating expenditures. In particular, the Commonwealth makes local aid payments of approximately $1 billion to its cities and towns at the end of each calendar quarter, which in recent years has often resulted in short-term cash flow borrowings. The Commonwealth began fiscal 2006 with $140.1 million of commercial paper outstanding in the form of Bond Anticipation Notes (BANs). Assuming that the statutory surplus is transferred in November 2005, the Commonwealth intends to issue, $300 million of Revenue Anticipation Notes (RANs) to make the December 2005 local aid payment to cities and towns. The Commonwealth also intends to issue $150 million of RANs in March 2006.

The cash flow projection included an estimated $1,666 billion in long-term borrowing for capital projects in fiscal 2006, including a $400.0 million general obligation bond issue completed in August 2005. Additional general obligation bond issues of $200.0 in October 2005, $350.0 million in December 2005, $390.0 million in March 2006 and $300.0, million in June 2006 were projected.

Governor’s Fiscal 2006 Budget Proposal

On January 26, 2005 the Governor submitted his budget proposal for fiscal 2006, constituting a balanced budget as required by state finance law. The Governor’s budget is based upon a gross tax estimate of $17.281 billion, which includes $1.275 billion for the annual pension obligation, $716.4 million in sales tax dedicated to the MBTA, and $488.7 million in sales tax dedicated to the MSBA The tax estimate is composed of a baseline tax estimate of $17.336 billion plus $170.0 million in revenue that is expected from the closing of various tax loopholes contained in a companion bill filed on the same day. The tax estimate also assumes the loss of $225.0 million in fiscal 2006 associated with the enactment of a provision in the budget that will reduce the personal income tax from 5.3% to 5.0% effective January 1, 2006. For fiscal 2006, a consensus tax revenue estimate was not agreed upon between the Executive Office for Administration and Finance and the Chairpersons of the House and Senate Committees on Ways and Means. The Chairpersons of House and Senate Committees on Ways and Means have announced that they had agreed on a tax estimate of $17.100 billion.

The $23.217 billion appropriation bill would represent a 2.4% increase in spending as compared to fiscal 2005 budgeted estimated spending. However, adjusting for the change in accounting of Medicare premium costs and the transfer of the MassHealth Essential program on budget, the growth rate is less than 1%. The spending plan would allocate $6.640 billion for Medicaid, $4.709 billion for education, $1.793 billion for debt service, and $10.075 billion for all other programs and services. The Governor’s proposal would implement the Department of Early Education and Care and allocate $454.9 million for the newly formed agency. The Governor’s recommendation also includes provisions that would facilitate merging the operations of the MTA with the Massachusetts Highway Department and accelerate the effective dates of provisions contained in the transportation restructuring legislation signed into law on July 21, 2004 that named the Secretary of Transportation as the chairperson of the MTA. If the Governor’s recommendation is enacted, none of the MTA’s operating costs or debt obligations would be assumed by the Commonwealth or impact the Commonwealth’s operating budget.

Medicaid budget projections are calculated to fund payment for claims received in the twelve months of a fiscal year because Medicaid is budgeted on a cash year basis and has state authorization to pay claims for prior year services from current year appropriations. Due to lower than anticipated spending in recent years, Medicaid accounts payable spending (spending from July 1—September 15 of prior year funds for prior year services), which is not included in the budgeted forecast, has grown from $58.1 million in fiscal 2002 to $142 million in fiscal 2003 to $251.8 million in fiscal 2004 to a projected $327.6 million in fiscal 2005. In response to the recent trend of lower actual Medicaid spending than initially forecasted, the Executive Office of Health and Human Services (EOHHS) has engaged the services of several consultants and created internal cross-functional teams to evaluate and recommend improvements to the current methods of forecasting rate changes and utilization. Incremental improvements to the forecasting process have been incorporated, and further updates are planned.

The Governor’s fiscal year 2006 proposal, which constitutes a balanced budget as required by state finance law, diverges from recent budgeting assumptions in two ways. First, it takes advantage of the fiscal year 2005 cash year estimated surplus of $327.6 million, which is expected to be expended during the fiscal year 2005 accounts payable period (July 1, 2005—September 15, 2005) by deducting this amount from the fiscal year 2006 cash year expenditure forecast that underlies the appropriation request. Second, the Governor’s fiscal year 2006 Medicaid spending figure newly includes $237.9 million for Medicare premium costs, which are currently funded as a deduction against the Commonwealth’s federal Medicaid reimbursements, and $119.4 million for the costs of the MassHealth Essential program, which is currently funded off budget. Adjusting for these accounting changes, the Medicaid spending figure, compared to fiscal 2005 estimated spending, represents nearly 0% growth. However, on a cash year basis of accounting, Medicaid spending is expected to increase by approximately 5.5% over fiscal 2005 estimated cash year spending.

Governor’s Economic Stimulus Proposal.

On March 3, 2005, the Governor filed an economic stimulus bill intended to reduce barriers to economic growth, create a sales force for the Commonwealth, provide incentives for job creation and economic development, and develop the workforce. The bill establishes the Massachusetts Opportunity Relocation and Expansion Jobs Incentive Trust Fund to provide incentive payments to businesses of $10,000 per qualifying new job created to be paid over three years. The incentive payments, estimated at $185.0 million over five years, are expected to have a payback period of three years resulting from increased income taxes arising from the newly created jobs. Additionally, the bill provides for ongoing operational expenditures and capital funds to be spent over five fiscal years, including:

•	a $200.0 million bond authorization for infrastructure improvements related to job creation;

•	a $100.0 million bond authorization to support research partnerships between private sector firms and universities in Massachusetts; and

•	$26.4 million of appropriations for enhanced economic and workforce development operations in state government and for the transfer of $10.0 million to the Massachusetts Opportunity Relocation and Expansion Jobs Incentive Trust Fund for initial incentive payments.

In addition, the bill would facilitate expedited local and state permitting for job-creating projects. The bill also establishes a one day sales tax holiday in calendar year 2005. Finally, the bill would reform the state’s unemployment insurance program by changing benefits criteria, lowering employer premiums, and implementing anti-fraud measures.

LEGAL MATTERS

There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Commonwealth Programs and Services. From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth’s reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

Ricci v. Murphy. Challenges by residents of five state schools for the retarded (U.S. District Court C.A. No. 72-469-T) resulted in a consent decree in the 1970’s, which required the Commonwealth to upgrade and rehabilitate the facilities in question and to provide services and community placements in western Massachusetts. The District Court issued orders in October 1986, leading to termination of active judicial supervision. On May 25, 1993, the District Court entered a final order vacating and replacing all consent decrees and court orders. In their place, the final order requires lifelong provision of individualized services to class members and contains requirements regarding staffing, maintenance of effort (including funding) and other matters.

On July 14, 2004, a subset of plaintiffs filed a motion to reopen the case and enforce the final order of May 25, 1993, asserting various reasons why the Department of Mental Retardation is not in compliance with the 1993 final order, mostly relating to the Commonwealth’s plan to close the Fernald Developmental Center. Another subgroup of plaintiffs (representing class members from the Dever and Wrentham Developmental Centers) continues to engage in a mediation process with the Department pursuant to a process prescribed by the final order. The Department filed a responsive pleading on August 16, 2004, asserting that all of the requirements of the final order were met. On August 28, 2004, the Disability Law Center filed a motion to intervene, asserting an interest on behalf of persons with disabilities in the closing of the facility which was allowed. Following hearings in November 2004 and January 2005, the Court declined to issue any relief to the plaintiffs at this time. The parties only reached agreement on some of the issues raised in plaintiffs’ motion. The Court has continued to call the parties in on an occasional basis to discuss ongoing issues such as plaintiffs’ access to certain records. On February 7, 2006 Wrentham Association for Retarded Citizens filed a motion and memo to reopen case, and the Commonwealth of MA Dept. of Mental Retardation counter-filed a motion to strike motion and memo to reopen case on February 23, 2006. To date, the Court has not issued any orders against the Department.

Rolland v. Romney (U.S. District Court C.A. No. 98-32208 KPN) is a class action by mentally retarded nursing home patients seeking community placements and services. The court approved a settlement agreement entered into by the parties which will provide certain benefits to nursing home residents with mental retardation and other developmental disabilities until 2007. The Department of Mental Retardation estimates that the agreement will cost approximately $5 million per fiscal year for seven years.

Lima v. Preston (Suffolk Superior Court No. 033747G). Plaintiffs in a class action seek to enjoin the Executive Office of Health and Human Services from eliminating Medicaid eligibility for certain immigrants. The Division of Medical Assistance estimates that its expenditures would be expected to increase by less than $20 million if the plaintiffs successfully enjoin elimination of the program. The Superior Court denied the plaintiffs’ motion for a preliminary injunction and the plaintiffs appealed. The Appeals Court also denied the plaintiffs’ motion for a preliminary injunction.

Rosie D. v. Governor. The plaintiff asserted claims under the Early and Periodic Screening, Diagnostic and Treatment provisions of the federal Medicaid law. Specifically, the plaintiffs asserted that the Commonwealth is required to, yet does not, provide them with intensive home-based mental health services. The plaintiffs have not quantified the cost of the services they seek, but it could amount to more than $20 million. Trial was held on April. 25, 2005 through June 9, 2005. The parties filed proposed findings of fact and conclusions of law in July 2005. Closing arguments were heard on August 9, 2005 and the Court issued a Memorandum of Decision on January 26, 2006 in which the Court found that the Commonwealth failed to comply with certain provisions of the Medicaid Act. The Court did not issue a remedy, but rather ordered the parties to meet and submit a joint proposal concerning the remedy process by February 17, 2006. The parties submitted a joint proposal that outlines areas that will be negotiated at bi-monthly meetings until the end of the week of June 5, 2006. At that time the parties may submit the proposed remedy to the Court, or may continue negotiations until the end of July 2006, and present a joint proposal to the Court no later than mid-August of 2006.

Health Care for All v. Romney et al. (United States District Court). A group of individual plaintiffs brought this complaint for injunctive and declaratory relief, challenging the Commonwealth’s administration of the MassHealth dental program. Specifically, the plaintiffs assert that the Commonwealth’s administration of the dental program fails to comply with the requirements allegedly imposed by federal Medicaid law.

By memorandum of decision dated July 14, 2005, the District Court determined that, with respect to eligible children, the Commonwealth has violated sections of the Medicaid Act that require prompt provision of services, adequate notice, and treatment at reasonable intervals. The court further held that these violations resulted, in part, from insufficient reimbursement to providers of dental services. No violations were found with respect to adult enrollees. The court ordered the parties to develop a joint remedial program and judgment, and report of the court thereon by August 31, 2005. A joint proposed remedial plan, to be implemented over the next several years, was submitted to the Court. Proposals contained in the proposed plan include an increase in dental reimbursement rates for Medicaid eligible children, effective July 1, 2006, the hiring of a third party administrator for the dental program and other program changes and monitoring mechanisms that would further increase MassHealth spending over the next several years.

Jane Doe, by John Doe, her father and next friend v. Ronald Preston, Secretary of the Executive Office of Health and Human Services, United States District Court. This is a civil rights action asserting that the defendants have maintained a policy that allows juveniles in the custody of the Department of Youth Services (DYS) to be strip-searched in violation of their constitutional rights. The plaintiff is seeking certification of a class of juveniles committed to the custody of DYS. No class has yet been certified but potential class size would be approximately 15,000 to 20,000 juveniles. Defendants are in the process of seeking summary judgment on qualified immunity grounds, which, if granted, would likely dispose of the entire case. Potential liability if summary judgment is not granted for the defendants could exceed $20 million due to the expected size of the class. A hearing on motions is set for May 4, 2006.

Environmental Matters. The Commonwealth is engaged in various lawsuits concerning environmental and related laws, including an action brought by the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor.

United States v. Metropolitan District Commission (U.S. District Court C.A. No. 85-0489-MA). See also Conservation Law Foundation v. Metropolitan District Commission (U.S. District Court C.A. No. 83-1614-MA), United States v. South Essex Sewerage, (U.S.D.C.). The Massachusetts Water Resources Authority (MWRA), successor in liability to the Metropolitan District Commission (MDC), has assumed primary responsibility for developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the federal requirements. The MWRA currently projects that the total cost of construction of the wastewater facilities required under the court’s order, not including CSO costs, will be approximately $3.142 billion in current dollars, with approximately $131 million to be spent after June 30, 2001. With CSO costs, the MWRA anticipates spending approximately $633 million after that date. Under the Clean Water Act, the Commonwealth may be liable for any cost of complying with any judgment in these or any other Clean Water Act cases to the extent the MWRA or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment.

Wellesley College is seeking contribution from the Commonwealth for costs related to the clean up of environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban. On September 5, 2001, the court entered judgment incorporating a partial settlement between the parties, under which the College will fund a clean up of hazardous materials at the campus and the northern shoreline of Lake Waban, which is expected to cost approximately $40 million. Pursuant to the terms of the partial settlement, the Commonwealth has reimbursed the College $1,068,000 (about 2.5%) from an escrow account, after the Department of Environmental Protection determined that the clean up in the shoreline of Lake Waban was properly performed. No further reimbursement is due to the College under the Judgment. The clean up of the remainder of Lake Waban, downstream areas and groundwater is not addressed under the current settlement, because the Department of Environmental Protection has not yet selected a remedy for these areas. Once a remedy is determined and costs are known, negotiations may be reopened with the College. The Commonwealth and the College have reserved their rights against each other regarding liability for the future clean up costs for this part of the site, which could involve tens of millions of dollars.

In re Massachusetts Military Reservation (pre-litigation). The Commonwealth, through the Executive Office of Environmental Affairs, the Department of Environmental Protection and the Attorney General’s Office, is engaged in preliminary discussions with federal Natural Resource Trustees, including the United States Army and Air Force, the Department of Interior and the National Oceanic and Atmospheric Administration regarding natural resource damages at the Massachusetts Military Reservation on Cape Cod. The Commonwealth’s Executive Office of Environmental Affairs is the State Natural Resources Trustee. Federal Trustees claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation. This asserted liability also may extend to response actions and related activities necessary to remediate the site. The assessment process for natural resource damages is set forth in federal regulations and is expected to take many months to complete. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars. Currently the Commonwealth is in settlement negotiations with one of the private contractors regarding contamination at a portion of the MMR site.

Conservation Law Foundation v. Romney. An environmental group has brought a Clean Air citizens’ suit in United States District Court seeking to compel the Commonwealth to improve the state’s mass transit system in connection with the approaching completion of the Central Artery/Tunnel project. Two specific mass transit projects that the plaintiff is advocating for but that the Commonwealth is not itself currently planning to build are the restoration of the Arborway branch of the MBTA’s Green Line in the Jamaica Plain section of Boston and the construction of a subway line in downtown Boston connecting the Charles/MGH station on the MBTA’s Red Line with the Bowdoin station on the MBTA’s Blue Line. The Commonwealth has moved to dismiss certain of the plaintiff’s claims on the grounds that they are not legally cognizable under the Clean Air Act. The hearing was held on December 19, 2005 but no ruling has yet been issued.

Taxes and Revenues. There are several other tax cases pending which could result in significant refunds if taxpayers prevail. It is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth and the descriptions that follow are not intended to imply that the Commissioner has conceded any liability whatsoever. As of June 30, 2004, approximately $386 million in contingent liabilities exist in the aggregate in tax cases pending before the Appellate Tax Board, Appeals Court or Supreme Judicial Court. These contingent liabilities include both taxes and interest. Several cases comprise a sizeable share of these liabilities.

Peterson v. Commissioner of Revenue. On April 6, 2004, the Supreme Judicial Court held that the effective date in the act amending the capital gains tax statute (Act) violates amendment article 44 of the Massachusetts Constitution. Because the Act has a severability clause, the Court remanded the case to the Supreme Judicial Court for Suffolk County for further proceedings to determine whether it should be construed to impose the new tax rate beginning on calendar year January 1, 2003, or calendar year January 1, 2002. Included in the fiscal 2005 GAA—and signed by the Governor on June 25, 2004—were two sections concerning capital gains tax rates: one section providing that the effective date of the capital gains tax statute is January 1, 2002 and another concerning an exemption for taxpayers who paid taxes on capital gains realized during January 1, 2002 to April 30, 2002. On April 26, 2005, the Supreme Judicial Court held that (1) the exemption set forth in St. 2004, c.149, sec. 413 violates amendment article 44 and (2) the exemption is severable from St. 2004, c. 149, sec. 414, which provides that January 1, 2002, is the effective date of the new tax rate.

TJX Companies v. Commissioner of Revenue, Appellate Tax Board. The taxpayer is challenging a tax liability of approximately $21 million arising from the Commissioner’s disallowance of deductions for various royalty payments and interest taken in connection with transactions between several subsidiaries of the taxpayer. The case was tried at the Appellate Tax Board in January 2005 and remains under advisement.

Eminent Domain. Shwachman v. Commonwealth. The Commonwealth, through its Division of Capital Asset Management, took by eminent domain certain property in Worcester to build a new courthouse for Worcester County. Suit was filed in Worcester Superior Court in May 2004 seeking additional compensation for the taking of land for the new Worcester County courthouse. The plaintiff may seek an additional $30 million in such an action. Discovery is ongoing.

Perini Corp., Kiewit Construction. Corp., Jay Cashman, Inc., d/b/a Perini—Kiewit—Cashman Joint Venture v. Commonwealth. In six consolidated cases and related potential litigation, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the Central Artery/Tunnel Project. Plaintiffs have asserted claims in excess of $150 million. These claims are at various stages of resolution, including the Supreme Judicial Court, Appeals Court, Superior Court, and the Central Artery Tunnel Project Dispute Review Board panels.

American Council of Engineering Cos. v. Mass Turnpike, Mass Highway Department and the Commonwealth. Suffolk Superior Court. The plaintiff, a trade association of consulting engineers, asserts that, due to the financial difficulties of two insurers who are part of the Central Artery/Tunnel Project’s Owner-Controlled Insurance Program (OCIP), the CA/T Project is contractually required to replace two insurance policies totaling $25 million. The Commonwealth’s motion to dismiss was denied and the case is at the discovery stage.

Central Artery/Tunnel Cost Recovery Program Litigation. In 2004, the Commonwealth and the MTA filed ten civil actions in Suffolk Superior Court against section design consultants of the Central Artery/Tunnel Project, claiming that the designers’ errors and omissions caused the CA/T Project to expend additional costs during construction. The actions were filed as part of the CA/T Project’s Cost Recovery Program to recoup extra costs directly attributable to the designers’ errors and omissions in design. The Commonwealth and the MTA also filed a complaint in 2004 in Suffolk Superior Court against the Project’s management consultant, Bechtel/Parsons Brinckerhoff, a joint venture. The main claim in this case, which is stayed until September 20, 2005, is, B/PB’s failure to disclose the true cost of the CA/T Project. The cost recovery efforts were transferred to the Attorney General’s office effective February 1, 2005.

Nathaniel Lavallee et al. v. Justices of Hampden Superior Court et al.; Michael Carabello et al. v. Justices of Hampden Superior Court et al.; and Rosemary Cooper. v. Region V Administrative Justice et al. Supreme Judicial Court for Suffolk County. In these companion cases, the Supreme Judicial Court (“SJC”) decided in July 2004 that the constitutional rights of indigent criminal defendants in Hampden County had been violated as the Committee for Public Counsel Services (CPCS) could not appoint attorneys for them because statutory rates of State-paid compensation were so law that many Hampden County bar advocates had become unwilling to accept appointments. The court ruled that indigent criminal defendants must be released from custody if they have been incarcerated pending trial for more than 7 days without counsel, and that charges must be dismissed without prejudice after 45 days without counsel. The court declined, at this time, to order an increase in rates of bar advocate compensation. The cases were remanded to the SJC single justice who then created a mechanism for the appointment of counsel by Hampden County courts, parallel to the CPCS structure. Since then, attorneys have been appointed within permissible time limits in every case to date. One lawyer, Rosemary Cooper, seeks compensation at a rate that may be in excess of statutory maximums. That case is on appeal to the SJC. With the exception of that aspect of the Lavallee cases, the litigation is not currently active, but could be resumed if the shortage of available attorneys recurs.

Arianna S. et al. v. Commonwealth, Supreme Judicial Court for Suffolk County. This is a class action on behalf of all indigent persons who are constitutionally entitled to state-compensated counsel in civil and criminal proceedings. The petitioners claim to have been deprived of the effective assistance of counsel because of the low rates paid to bar advocates, and to represent a statewide class action consisting of all indigent persons similarly situated. The relief sought includes a court-ordered increase in bar advocate compensation. No reliable estimate has been made of the amount of expenditures sought, but it is foreseeable that an increase in spending could total as much as $80-90 million per year. The Commonwealth has moved to dismiss the case, and proceedings have been stayed. Recently, the plaintiffs moved to dismiss the stay, but a Single Justice of the Supreme Judicial Court denied that motion. A bill containing significant changes affecting the provision of legal services to indigents was just signed into law. The effect of that legislation on these cases, if any, is unclear.

City of Springfield v. Board of Education, et al., Hampden Superior Court. The City of Springfield, the members of its School Committee and the Superintendent of Schools seeks declaratory and injunctive relief to resolve a controversy with respect to the responsibility for paying the cost of implementing orders for racial imbalance in its public school system. Section 1I of M.G.L. c. 15 provides, in pertinent part, that the Commonwealth shall, subject to appropriation and approval of the Board of Education, pay a city one hundred percent of the cost of transportation of certain pupils. Springfield claims that sufficient funds have not been paid over to the City dating back more than 20 years. While a specific dollar amount is not demanded in the complaint, plaintiffs have made statements in the press that the city is owed $400 million. A pretrial conference has been scheduled for June 7, 2006.

Goldberg v. Commonwealth, Suffolk Superior Court. This case involves billboards at the East Boston entrance to Logan Airport. One billboard was removed as part of parkland mitigation for the CA/T Project. The plaintiffs claims to be subject to a regulation that prohibits billboards within 300 feet of a park. Thus, the plaintiff expects to lose the rest of his billboards and values the loss of these property rights at approximately $20 million. A jury trial has been scheduled to begin April 3, 2006.

Suffolk Construction Co. and NER Construction Management, Inc. d/b/a Suffolk/NER v. Commonwealth of Massachusetts Division of Capital Asset Management, Suffolk Superior Court. The general contractor for the historic renovation project for the Suffolk County Courthouse sued the Division of Capital Asset Management claiming that it is owed additional amounts for extra costs and delays associated with the project. Total exposure is approximately $60 million ($16 million in claims of the general contractor and $44 million in pass-through claims from subcontractors).

Commonwealth of Massachusetts v Phillip Morris Inc., RJ Reynolds Tobacco Company, Lorillard Tobacco Company, et al., Middlesex Superior Court. This matter arises under the Tobacco Master Settlement Agreement (“MSA”), entered into in 1998, that settled litigation and claims by Massachusetts and 45 other states, DC, Puerto Rico, Guam, the Virgin Islands, American Samoa, and the Northern Marianas (collectively, the “States”), against the major tobacco manufacturers. Under the MSA, payments made by the Original Participating Manufacturers (“OPMs”) and subsequent Participating Manufacturers (collectively the Participating Manufacturers or “PMs”) are subject to a number of adjustments. One such adjustment is the Non-Participating Manufacturer (“NPM”) Adjustment, which can be triggered if the OPMs suffer a specified market share loss. Because the OPMs did suffer the requisite market share loss, the OPMs are seeking to reduce, by $1.1 billion (or 18.6%), the $6.2 billion payment they made to the States for 2003. Under the MSA, a nationally recognized economic firm selected jointly by the States and the OPMs (Professor Daniel McFadden and the Brattle Group, San Francisco) must make a determination that “the disadvantages experienced” by the PMs as a result of complying with the MSA were “a significant factor contributing to the Market Share Loss” for 2003. This proceeding got underway in June 2005. The preliminary determination by Professor McFadden is expected by February 20, 2006, and the final determination is expected by March 27, 2006. It is anticipated that, should the OPMs prevail, they will withhold approximately $1.1 billion from the April 2006 MSA payment to the States, which would likely reduce the initial 2006 MSA payout to Massachusetts by approximately $45-50 million. The $1.1 billion withheld will still be subject to a showing that the States did not “diligently enforce” their individual NPM Escrow Statutes. If Massachusetts proves that it did diligently enforce its NPM Escrow Statute, the $45-50 million withheld will have to be released to the Commonwealth. If Massachusetts fails to prove that it diligently enforce its NPM statute, then the April, 2006, MSA payment to Massachusetts would be permanently reduced by the $45-50 million withheld, or by potentially some greater amount, yet to be determined, depending upon the outcome of the proceedings in other states.

Grand River Enterprise Six Nations, Ltd. v. William Pryor, et al., United States District Court, New York. This case arises out of a challenge to the Tobacco Master Settlement Agreement (“MSA”), that was initiated in 2002 by a group of companies that manufacture, import or distribute cigarettes manufactured by tobacco companies not parties to the MSA, otherwise called Non-Participating Manufacturers (“NPMs”). These NPMs sued 31 attorneys General, including the Attorney General of the Commonwealth, alleging that the MSA, the

States’ Escrow Statutes, and NPM enforcement actions violate the federal constitution and federal law. More specifically, the plaintiffs alleged that the states’ Escrow and Certification Statutes violate Section 1 of the Sherman Antitrust Act, 15 U.S.C. §1, and are preempted by the Federal Cigarette Labeling and Advertising Act, 15 U.S.C., §1334(b). The U.S. District Court dismissed the complaint in September 2003, but then reinstated an antitrust claim against the Attorney General of New York. Plaintiffs appealed, and the matter was argued on May 16, 2005, before the U.S. Court of Appeals for the Second Circuit. On September 28, 2005, the Second Circuit, finding that jurisdiction properly exists over the non-New York defendants, reinstated the antitrust claim against all of the named defendants, including the Attorney General of Massachusetts. Plaintiffs are seeking a final judgment that the MSA is illegal, and such a decision could negatively impact the billions of dollars in future payments to the states anticipated under the MSA. On October 12, 2005 Petitions for rehearing were filed by both sides, and on January 3, 2006 all Petitions were denied.

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RATING AGENCIES’ ACTIONS

Fitch Moody’s and Standard & Poor’s had assigned bond ratings of AA, Aa2 and AA to The Commonwealth’s general obligation bonds as of September 2005. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency. Any such downward revision or withdrawal of a rating could have adverse effects on the market price of the State’s municipal obligations.

ADDITIONAL CONSIDERATIONS

Massachusetts municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from Massachusetts state personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX B

ADDITIONAL INFORMATION CONCERNING

PUERTO RICO MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in Puerto Rico municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth of Puerto Rico (the “Commonwealth”) and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from statements relating to offerings of Puerto Rico issuers. Any estimates of future results and other projections are statements of opinion based on available information at the time made and are subject to risks and uncertainties which may cause actual results to differ materially. None of the funds has independently verified, and none is responsible for, the accuracy or timeliness of this information.

OVERVIEW

Puerto Rico is located approximately 1,600 miles southeast of New York City. According to the United States Census Bureau, its population was 3,808,610 in 2000. Puerto Rico’s political status is that of a commonwealth. The United States and the Commonwealth share a common defense, market, currency and citizenship. The Commonwealth government exercises virtually the same control over its internal affairs as is exercised by the state governments of each of the fifty states over their respective internal affairs, with similar separation of powers among the executive, legislative and judicial branches. It differs from the states, however, in its relationship with the federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections. They are represented in Congress by a Resident Commissioner who has a voice in the House of Representatives but no vote. Most federal taxes, except those such as Social Security taxes, which are imposed by mutual consent, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. The official languages of Puerto Rico are Spanish and English.

The Constitution of Puerto Rico limits the amount of general obligation debt that the Commonwealth can issue. The Commonwealth’s policy has been and continues to be to maintain the level of such debt within a prudent range below the constitutional limitation.

Fiscal responsibility for the Commonwealth is shared among the Department of the Treasury, the Office of Management and Budget and Government Development Bank for Puerto Rico (“Government Development Bank”). The Department of the Treasury is responsible for collecting most of the Commonwealth’s revenues, overseeing preparation of its financial statements and contributing to the preparation of the budget. The Office of Management and Budget prepares the Commonwealth’s budget and is responsible for monitoring expenditures. Government Development Bank is the fiscal agent and financial advisor to the Commonwealth and its agencies, public corporations and municipalities and coordinates the management of public finances.

ECONOMY

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy. Factors affecting the United States economy usually have a significant impact on the performance of the Puerto Rico economy. These include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the level of oil prices, the rate of inflation, and tourist expenditures. Consequently, the economic slowdown in the United States in 2001 and 2002 and the subsequent recovery in 2003 and 2004 (which continues in 2005) has also been reflected in the Puerto Rico economy. During fiscal year 2004 (July 2003 through June 2004), approximately 82% of Puerto Rico’s exports went to the United States mainland, which was also the source of approximately 45% of Puerto Rico’s imports.

Fiscal Year 2004

The Puerto Rico Planning Board’s preliminary reports of the performance of the Puerto Rico economy during the fiscal year 2004 indicate that the economy registered an increase of 2.8% in real gross product,. According to the Household Survey, total monthly seasonally adjusted employment for fiscal year 2004 averaged 1,205,602, an increase of 1.5%, compared to 1,188,015 for fiscal year 2003. The unemployment rate for fiscal year 2004 was 11.4%, a decrease from 12.1% for fiscal year 2003.

Fiscal Year 2005

The Planning Board’s real gross product forecast for fiscal year 2005, released in February 2004, projected an increase of 2.3%. The Planning Board confirmed this projection in February 2005. The major short term risks that could have an adverse effect on the economy of Puerto Rico include the persistent high level of oil prices, the upward turn of short-term interest rates, and the devaluation of the United States dollar, which affects the value of imports to Puerto Rico. As in the past, the economy of Puerto Rico followed the performance of the United States economy. Although interest rates began to increase slightly at the end of fiscal year 2004, interest rates still remain at historically low levels, a factor which could stimulate economic activity in Puerto Rico for the short and medium-term.

Fiscal Year 2006

The Planning Board’s real gross product forecast for fiscal year 2006, released in February 2005, projected an increase of 2.5%. The major short-term factors that could have an adverse effect on the economy include those presented for fiscal year 2005 and the possibility of deceleration of public investment due to the Commonwealth’s fiscal difficulties, which could reduce activity in the construction sector. The continued upward trend of interest rates may also contribute to a possible slowing of economic activity in the construction sector.

FINANCIAL RESULTS

Proposed Budget Fiscal Year 2006 Compared to Current Budget Fiscal Year 2005

The General Fund total revenues for fiscal year 2006 are projected to be $9.684 billion, representing an increase of $1.4 billion, or 16.6%, from budgeted fiscal year 2005 revenues.

The major changes from fiscal year 2005 are expected to be: (1) projected increases in income taxes from individuals of $259 million and income taxes from corporations of $247 million; and (ii) projected increases in motor vehicle excise taxes of $29 million and Commonwealth excise taxes of $784 million. The projection of General Fund revenues for fiscal year 2006 are based on a projected 5.9% nominal and 2.5% real growth, and additional revenues of $1.004 billion from the new legislative and administrative measures: (i) the elimination of the exemption for food, medicine and certain other goods from the 5% general excise tax; (ii) an increase in license fees for luxury cars; (iii) a temporary surtax on financial institutions; (iv) the elimination of the preferential capital gains rate; and (v) an intensification of efforts to detect excise tax evasion.

Proposed expenditures for fiscal year 2006 total $9.684 billion, which $830 million, or 9.4% higher than the $8.854 billion budgeted for fiscal year 2005. The principal reasons for the differences are (i) education related expenditures, which are proposed to be $448.3 million higher; (ii) health related expenditures, which are proposed to be approximately $74.5 million higher; (iii) public safety and protection related expenditures, which are proposed to be approximately $164.6 million higher; and (iv) debt service is expected to be $54.8 million higher.

Estimated Fiscal Year 2005 Compared to Preliminary Fiscal Year 2004

The General Fund budget for fiscal year 2005, which commenced on July 1, 2004, provides for total net revenues of $8.304 billion, which represents an increase of $319 million, or 4.0%, over the budget for fiscal year 2004. Total budgeted net revenues and actual net revenues of the General Fund for fiscal year 2004, which ended on June 30, 2004, were $7.925 billion and $7.985 billion, respectively.

The major changes in estimated revenues for fiscal year 2005, compared to preliminary revenues for fiscal year 2004, are: (i) projected increases in total income taxes of $259 million; (ii) projected increases in total excise taxes of $85 million; and (iii) projected decreases in non-tax revenues of $10 million. The revised budget of General Fund revenues for fiscal year 2005, which revised budgeted items but not the total budget amount, assumes a 6.0% nominal and 2.3% real growth in gross product, and additional revenues of $81 million from the new legislative measures described below. Budgeted revenues also include the proceeds of a $550 million loan from GDB, such loan being secured by tax receivables. Such loan may have a maximum term of ten years.

As a means of increasing revenues for fiscal year 2005, the following laws were enacted: (1) a “sunset provision” which enables early retirement or “rollover” of certain individual retirement account funds without penalties under the Commonwealth’s income tax law; (2) a one-year “sunset provision” for variable annuities by insurance companies in the United States held by Puerto Rico citizens for “rollovers” to variable annuities by Puerto Rico insurance companies; (3) a transfer to the General Fund of compulsory motor vehicle insurance premiums for which reimbursement has not been claimed; and (4) a “sunset provision” to lower all long-term capital gains tax rates by 50%. In particular, gains realized on or prior to June 30, 2005 from the sale or exchange of a capital asset by resident individuals, if held for more than six months, will be taxed at a rate of 5% (6.25% in the case of corporate taxpayers) if located in Puerto Rico and at a rate of 10% (12.5% in the case of corporate taxpayers) if located outside Puerto Rico. Similarly, lump sum distributions by resident individuals on income from pensions will be taxed at a rate of 10%.

As of April 30, 2005, General Fund estimated total revenues for fiscal year 2005 were within the amount originally budgeted. According to the rate of collections as of April 30, 2005, total income taxes, license fees and revenues from non-Commonwealth sources are expected to be under budget. However, such reduction is expected to be offset by collections in excess of budgeted amounts of Commonwealth excise taxes, inheritance and gift taxes and other revenues from internal sources.

Preliminary Fiscal Year 2004 Compared to Fiscal Year 2003

General Fund total net revenues for fiscal year 2004 were $7.985 billion, representing an increase of $143 million, or 1.8%, from fiscal year 2003 net revenues. This amount excludes proceeds of a loan of $233 million obtained from GDB, which is included as part of “Proceeds of notes and other borrowings.” The loan has a term of ten years, and may be repaid sooner to the extent that sufficient revenues are available for such purpose. This amount also excludes $82 million of additional non-recurring revenues. The major changes in revenues from fiscal year 2003 were: (i) increases in total income taxes of $128 million, mainly resulting from increases in income taxes from individuals of $203 million and in income taxes withheld from non-residents of $114 million; (ii) increases in total excise taxes of $42 million; and (iii) decreases in other revenues of $65 million, mainly as a result of a decrease in miscellaneous non tax revenues of $59 million. Approximately $170 million of the increase in total income taxes for fiscal year 2004 relates to the collection of past taxes as a result of an incentives plan implemented by the Secretary of the Treasury.

Total cash expenditures for fiscal year 2004 were $8.004 billion, which amount excludes certain amounts related to fiscal year 2004 but to be disbursed in fiscal year 2005. This amount also excludes approximately $293 million of additional expenditures that were not originally budgeted and are expected to be covered with reserve funds ($50 million), the reimbursement of certain federal education funds ($141 million), and other sources. After considering (i) debt service payments, (ii) $227 million in net borrowings from GDB and other sources, and (iii) $63 million in other income from the General Fund’s non budgetary funds, the ending cash balance of the General Fund decreased from $179 million at the end of fiscal year 2003 to $109 million at the end of fiscal year 2004.

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RATING AGENCIES’ ACTIONS

Moody’s and Standard & Poor’s rated the Commonwealth’s general obligations Baa2 and BBB, respectively, as of May 2005. Any explanation regarding the reasons for and the significance of such ratings must be obtained from the respective ratings agency furnishing the same. The ratings reflect only the respective opinions of such rating agencies. There is no assurance that the ratings will continue for any given period of time or will not be revised downward or withdrawn entirely by either or both of such rating agencies. Any such downward revision or withdrawal of the ratings could have an adverse effect on the market prices of the Commonwealth’s municipal obligations.

APPENDIX C

RATINGS CATEGORIES

BOND (AND NOTES) RATINGS

Short-Term Note Ratings

The following summarizes the two highest ratings used by S&P for short-term notes:

SP-1—Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

SP-2—Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

The following summarizes the two highest ratings used by Moody’s for short-term notes and variable rate demand obligations:

MIG-1/VMIG-1—Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2—Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Municipal Obligations Ratings

The following summarizes the ratings used by S&P for Municipal Obligations:

AAA—This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA—Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A—Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB—This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C—Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB—Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B—Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC—Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC—This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C—This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

To provide more detailed indications of credit quality, the ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

D—Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The following summarizes the highest four municipal ratings used by Moody’s:

Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

Caa—Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch IBCA, Inc.

AAA—Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.

AA—Bonds rated AA by Fitch have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitment. This capacity is not significantly vulnerable to foreseeable events.

A—Bonds rated A by Fitch are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

BBB—Bonds rated BBB by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

BB—Bonds rated BB by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

B—Bonds rated B by Fitch carry significant credit risk, however, a limited margin of safety remains. Although financial commitments are currently being met, capacity for continued payment depends upon a sustained, favorable business and economic environment.

CCC, CC, C—Default on bonds rated CCC,CC, and C by Fitch is a real possibility. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated CC appears probable, a C rating indicates imminent default.

Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs however, are not used in the AAA category.

COMMERCIAL PAPER RATINGS

Moody’s Investors Service, Inc.

Issuers rated “Prime-1” (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial changes and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated “Prime-2” (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor’s

A-1—This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2—Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch IBCA, Inc.

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet financial commitment in a timely manner.

Fitch’s short-term ratings are as follows:

F1+—Issues assigned this rating are regarded as having the strongest capacity for timely payments of financial commitments. The “+” denotes an exceptionally strong credit feature.

F1—Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments.

F2—Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—The capacity for the timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non investment grade.

The Thomson BankWatch (“TBW”)

TBW-1—Indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2—While the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

APPENDIX D

PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

Concerning Citigroup Asset Management1 (CAM)

Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically

1	Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

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notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

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SMITH BARNEY MASSACHUSETTS MUNICIPALS FUND

Statement of

Additional Information

March 30, 2006

SMITH BARNEY MASSACHUSETTS MUNICIPALS FUND

125 Broad Street

New York, NY 10004